File No. 2-95553
811-4215

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 52	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 52	☒

(Check appropriate box or boxes.)

Dreyfus Premier GNMA Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York  10166
(Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Bennett A. MacDougall, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
 New York, New York 10038-4982
It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
on (Date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
X	on August 31, 2016 pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion, dated July 1, 2016

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Dreyfus GNMA Fund
Prospectus August 31, 2016

Class	Ticker
A	GPGAX
C I Y	GPNCX [_____] GPNYX
Z	DRGMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents
Fund Summary

Fund Summary	1

Fund Details

Goal and Approach	6

Investment Risks	6

Management	8

Shareholder Guide

Choosing a Share Class	10

Buying and Selling Shares	14

General Policies	16

Distributions and Taxes	18

Services for Fund Investors	19

Financial Highlights	21

For More Information

See back cover.

Fund Summary
Investment Objective

The fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 10 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class Z
Management fees	.60	.60	.60	.60	.60
Distribution (12b-1) fees	none	.75	none	none	[___]
Other expenses (including shareholder services fees) **	[___]	[___]	[___]	[___]	[___]
Total annual fund operating expenses	[___]	[___]	[___]	[___]	[___]
*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
**Other expenses for Class I are estimated amounts for the current fiscal year based on the Other expenses for Class __.
Example
The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$[___]	$[___]	$[___]	$[___]
Class C	$[___]	$[___]	$[___]	$[___]
Class I	$[___]	$[___]	$[___]	$[___]
Class Y	$[___]	$[___]	$[___]	$[___]
Class Z	$[___]	$[___]	$[___]	$[___]

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$[___]	$[___]	$[___]	$[___]
Class C	$[___]	$[___]	$[___]	$[___]
Class I	$[___]	$[___]	$[___]	$[___]
Class Y	$[___]	$[___]	$[___]	$[___]
Class Z	$[___]	$[___]	$[___]	$[___]

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was [__]% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in certificates issued by the Government National Mortgage Association (GNMA) (popularly called "Ginnie Maes"), which are debt securities guaranteed as to timely payment of principal and interest by the GNMA.  The fund may invest the remaining 20% of its net assets in other mortgage-related securities, including those issued by government-related organizations such as Fannie Mae and Freddie Mac, residential and commercial mortgage-backed securities issued by governmental agencies or private entities, and collateralized mortgage obligations (CMOs).  The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.  The fund is not subject to any maturity or duration restrictions.
The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities and interest rates), forward contracts, swap agreements (including credit default swap agreements on mortgage-related and asset-backed securities), options on swap agreements and other credit derivatives, as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Principal Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.
•	Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.
•	Interest rate risk. Prices of certain mortgage-related and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect these securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Mortgage-related securities can have a different interest rate sensitivity than other fixed-income securities, however, because of prepayments and other factors. Ginnie Maes carry additional risks and may be more volatile than other types of fixed-income securities due to unexpected changes in interest rates.
•	Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid, and more difficult to price accurately, than more traditional fixed-income securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).
•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value.
•	Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance. The fund's forward roll transactions will increase its portfolio turnover rate.
•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value. Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.
•	Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund.  The bar chart shows changes in the performance of the fund's Class Z shares from year to year.  The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.  More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class Z
[To come.]	Best Quarter [Q2, 2010: 3.35%] Worst Quarter [Q2, 2013: -2.43%]
The year-to-date total return of the fund's Class Z shares as of June 30, 2016 was [___]%.

After-tax performance is shown only for Class Z shares. After-tax performance of the fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
For the fund's Class A, C, I and Y shares, periods prior to the class' inception date reflect the performance of the fund's Class Z shares.  Such performance figures have not been adjusted to reflect applicable class fees and expenses.  Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same expenses.
Average Annual Total Returns (as of 12/31/15)
Class (Inception Date)	1 Year	5 Years	10 Years
Class Z returns before taxes (5/29/85)
Class Z returns after taxes on distributions
Class Z returns after taxes on distributions and sale of fund shares
Class A returns before taxes (5/3/07)
Class C returns before taxes (5/3/07)
Class I returns before taxes (9/1/16)
Class Y returns before taxes (9/1/15)
Barclays GNMA Index reflects no deduction for fees, expenses or taxes

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).
Robert Bayston, CFA is the fund's primary portfolio manager, a position he has held since April 2006.  Mr. Bayston is the Managing Director and Senior Portfolio Manager of U.S. Rates and Securitized Strategies at Standish Mellon Asset Management Company, LLC, an affiliate of Dreyfus, where he is responsible for the portfolio management of all U.S. Treasury/government and agency mortgage-backed strategies as well as inflation linked portfolios.  Mr. Bayston also is an employee of Dreyfus and Amherst Capital Management LLC, an affiliate of Dreyfus.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100.   For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  Class Z shares generally are not available for new accounts.  You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com.  If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082.  If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.  Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.
Fund Details

Goal and Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in certificates issued by the Government National Mortgage Association (GNMA) (popularly called "Ginnie Maes"), which are debt securities guaranteed as to timely payment of principal and interest by the GNMA.
Ginnie Maes are securities backed by a pool of residential mortgages, which "pass through" to investors the interest and principal payments of homeowners.  The GNMA, a U.S. government corporation, guarantees that investors will receive timely principal and interest payments even if homeowners do not make mortgage payments on time.  This guarantee is backed by the full faith and credit of the United States.
The fund may invest the remaining 20% of its net assets in other mortgage-related securities, including those issued by government-related organizations such as Fannie Mae and Freddie Mac, residential and commercial mortgage-backed securities issued by governmental agencies or private entities, and collateralized mortgage obligations (CMOs).  The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.  The fund is not subject to any maturity or duration restrictions.
The fund also may purchase other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, such as U.S. Treasury bills, notes and bonds, including inflation-indexed bonds issued by the U.S. government.  The fund also may purchase asset-backed securities and enter into repurchase agreements.
The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities and interest rates), forward contracts, swap agreements (including credit default swap agreements on mortgage-related and asset-backed securities), options on swap agreements and other credit derivatives, as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.  Swap agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular credits.  To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  The fund may purchase and sell securities, including mortgage dollar rolls, in advance through forward commitment transactions, in which the fund agrees to buy or sell a security in the future at a price agreed upon today.  The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into the foregoing transactions and investment techniques.

Investment Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.
•	Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
•	Interest rate risk. Prices of certain mortgage-related and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect these securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that interest rates in the United States and other countries are at or near historic lows. Mortgage-related securities can have a different interest rate sensitivity than other fixed-income securities, however, because of prepayments and other factors. Ginnie Maes carry additional risks and may be more volatile than other types of fixed-income securities due to unexpected changes in interest rates.
•	Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid, and more difficult to price accurately, than more traditional fixed-income securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed fixed-income securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates. This is known as a prepayment risk and can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would lengthen the effective duration of the fund's mortgage-related securities. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.
•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.
•	Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance. The fund's forward roll transactions will increase its portfolio turnover rate.
•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments, such as swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives. These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open. If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any. By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Future rules and regulations of the Securities and Exchange Commission may impact the fund's operations as described in this prospectus.
•	Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.
In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:
•	Leverage risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.
•	Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
•	Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.
Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $[__] billion in [__] mutual fund portfolios.  For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of .60% of the fund's average daily net assets.  A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended April 30, 2016.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $[__] trillion in assets under custody and administration and $[__] trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.
The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success.  For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.  This approach is designed to provide each fund with a distinct, stable identity.
Robert Bayston, CFA is the fund's primary portfolio manager, a position he has held since April 2006.  Mr. Bayston has been employed by Dreyfus since September 2001.  Mr. Bayston is the Managing Director and Senior Portfolio Manager of U.S. Rates and Securitized Strategies at Standish Mellon Asset Management Company, LLC (Standish), where he is responsible for the portfolio management of all U.S. Treasury/government and agency mortgage-backed strategies as well as inflation linked portfolios.  Mr. Bayston joined Standish in 1991.  Mr. Bayston also is an employee of Amherst Capital Management LLC, an affiliate of Dreyfus, which he joined in June 2015.  Mr. Bayston manages the fund as an employee of Dreyfus.
The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.
MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds.  Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.
The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.
Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party financial intermediary, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan.  Financial intermediaries with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus or the SAI.  Accordingly, the availability of certain share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper.  To be eligible for the share classes, sales charge reductions or waivers and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund's distributor.  Consult a representative of your financial intermediary or Retirement Plan for further information.
This prospectus offers Class A, C, I, Y and Z shares of the fund.
Your financial intermediary may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.  Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.
A complete description of these classes follows.  Financial intermediaries purchasing fund shares on behalf of their clients determine the share classes available for their clients.  You should review these arrangements with your financial representative before determining which class to invest in.
Class A Shares
When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment, as the following table shows.  We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").  Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.
Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares.  Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:
•	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and
•	qualify for a reduced or waived sales charge
If you invest $1 million or more (and are not eligible to purchase Class I, Y or Z shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-
No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.
Sales Charge Reductions and Waivers
To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund's distributor, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the fund's distributor, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund's distributor, as applicable, with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary, other financial intermediaries or the fund's distributor.  You should consult a representative of your financial intermediary.  Additional information regarding reductions and waivers of sales charges is available, free of charge, at www.dreyfus.com and in the SAI.
You can reduce your initial sales charge in the following ways:
•	Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
•	Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
•	Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.
Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:
•	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates
•	board members of Dreyfus and board members of the Dreyfus Family of Funds
•	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
•	"wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards
•	qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor for fund accounts maintained with the distributor
•	investors who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee
•	investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor. Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee
•	investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account
•	members of qualified affinity groups who purchase Class A shares directly through the fund's distributor for fund accounts maintained with the distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor
•	Retirement Plans, provided that such Class A shares are purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or are purchased directly through the fund's distributor
•	shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans, provided that the rollover (except in the case of a rollover from a Dreyfus-sponsored Retirement Plan) is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account
Class C Shares
Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares.  However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%.  Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares.  Class C shares redeemed within one year of purchase are subject to a 1% CDSC.
Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.
Class I Shares
Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.
Class I shares may be purchased by:
•	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients
•	institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares
•	law firms or attorneys acting as trustees or executors/administrators
•	foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares
•	sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor
•	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available
•	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares
•	unaffiliated investment companies approved by the fund's distributor
Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients.  Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.
Class Y Shares
Class Y shares are not subject to an initial sales charge or any service or distribution fees.  There also is no CDSC imposed on redemptions of Class Y shares.  The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.
Class Y shares of the fund may be purchased by:
•	institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million
•	Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain a super-omnibus account with the fund, provided that, in each case, they have entered into an agreement with the fund's distributor and make an initial investment in Class Y shares of the fund of at least $1 million or have, in the opinion of Dreyfus, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund
•	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million
•	certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust
Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans.  Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund.  Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.
Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients.  Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.
Class Z Shares
Class Z shares generally are offered only to shareholders of the fund who have continuously held fund shares since the date the fund's shares were classified as Class Z shares.  To be eligible to purchase Class Z shares, such shareholders must purchase Class Z shares of the fund directly through the fund's distributor and such purchase must be for fund accounts maintained with the distributor.  Class Z shares are subject to an annual Rule 12b-1 fee of up to .20% to reimburse the fund's distributor for distributing Class Z shares, for advertising and marketing related to Class Z shares, and for providing account services and maintenance.
CDSC Waivers
The fund's CDSC on Class A and C shares may be waived in the following cases:
•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased
•	redemptions made within one year of death or disability of the shareholder
•	redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½
•	redemptions made through Dreyfus Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually
•	redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the fund's distributor relating to such services, or were purchased directly through the fund's distributor
•	redemptions by Retirement Plans of fund shares purchased on or before January 31, 2016

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices.  Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board.  Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.
Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be com-pletely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.
Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.
How to Buy Shares
By Mail.
Regular Accounts.  To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below.  To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.
IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip.  Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.
Mailing Address.  If you are investing directly through the fund, mail to:
Dreyfus Shareholder Services
P.O. Box 9879
 Providence, Rhode Island 02940-8079
If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:
Dreyfus Institutional Department
P.O. Box 9882
 Providence, Rhode Island 02940-8082
If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.
Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.
Telephone or Online.  To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.  In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.  Institutional Direct accounts are not eligible for online services.
Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application.  See "Services for Fund Investors."
The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  The minimum initial investment for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs (other than Coverdell Education Savings Accounts) is $750, with no minimum subsequent investment. The minimum initial investment for Dreyfus-sponsored Coverdell Education Savings Accounts is $500, with no minimum subsequent investment. Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.
How to Sell Shares
You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within seven days.
The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders.  For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.
To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.  As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived.  Consult your financial representative or refer to the SAI for additional details.
Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:
•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares
•	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares
By Mail.
Regular Accounts.  To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.
IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to the appropriate address below.
Mailing Address.  If you invested directly through the fund, mail to:
Dreyfus Shareholder Services
P.O. Box 9879
 Providence, Rhode Island 02940-8079
If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:
Dreyfus Institutional Department
P.O. Box 9882
 Providence, Rhode Island 02940-8082
If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.
A medallion signature guarantee is required for some written sell orders.  These include:
•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
•	requests to send the proceeds to a different payee or address
•	amounts of $100,000 or more
A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.
Telephone or Online.  To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.  Institutional Direct accounts are not eligible for online services.
By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.dreyfus.com or through Dreyfus Express(R) automated account access system, there is a $100,000 per day limit.
If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.
Automatically.  You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.
The fund reserves the right to reject any purchase or exchange request in whole or in part.  All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI.  Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.
If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein.  Banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set up different minimum investments or limitations on buying or selling shares.  Please consult your financial representative.
The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.
The fund also reserves the right to:
•	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading
•	change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions
•	change its minimum investment amount
•	delay sending out redemption proceeds for up to seven days (during unusual market conditions or very large redemptions or excessive trading)
•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
Any securities distributed in kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.
More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.
Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder(R)), automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.
Dreyfus monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading.  Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day.  Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.
Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.
Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.
To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.
To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.
Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.
Small Account Policy
If your account falls below $500, the fund may ask you to increase your balance.  If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.
Escheatment
If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration.  The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold.  It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions.  The fund, the fund's transfer agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends monthly and capital gain distributions annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.
Each share class will generate a different dividend because each has different expenses.  Distributions paid by the fund are subject to federal income taxes, and also may be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income.  Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.
High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.
If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.
Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.
The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.
Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at www.dreyfus.com/accounts-services/tax-center or by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors.  If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all.  Consult a representative of your financial intermediary or Retirement Plan for further information.
Automatic Services
Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  These services are not available for Class Y shares.  For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.
Dreyfus Automatic Asset Builder(R) permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.
Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.
Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.
Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the Dreyfus Family of Funds.  Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.
Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.
Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.
Fund Exchanges
Generally, you can exchange shares worth $500 or more (no minimum for Dreyfus-sponsored Retirement Plans and Dreyfus-sponsored IRAs) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.  You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.
Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request.  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.  See the SAI for more information regarding exchanges.
You can also exchange Class Z shares into shares of certain other Dreyfus Funds.  You can request your exchange by contacting your financial representative.  Holders of Class Z shares also may request an exchange in writing, by phone or online.
Conversion Feature
Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class.  Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion.  The fund reserves the right to refuse any conversion request.
Wire Redemption and Dreyfus TeleTransfer Privileges
To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege.  To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege.  You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative.  Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges.  Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.
Account Statements
Every Dreyfus Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.
Reinvestment Privilege
If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.
Checkwriting Privilege
You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more.  These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason.  Please do not postdate your checks or use them to close your account.
Dreyfus Express(R) Voice-Activated Account Access
You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express(R) Voice-Activated System.  You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express(R).  Certain requests require the services of a representative.

Financial Highlights

These financial highlights describe the performance of the fund's Class A, C, Y and Z shares for the fiscal periods indicated.  "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.  These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.  No information is provided for the fund's Class I shares, which were not offered to the public as of April 30, 2016.

	Year Ended April 30,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period		15.18	15.63	16.09	15.67
Investment Operations:
Investment income—net[a]		.19	.22	.23	.20
Net realized and unrealized gain (loss) on investments		.28	(.35)	.04	.79
Total from Investment Operations		.47	(.13)	.27	.99
Distributions:
Dividends from investment income--net		(.25)	(.32)	(.30)	(.23)
Dividends from net realized gain on investments		-	-.	(.43)	(.34)
Total Distributions		(.25)	(.32)	(.73)	(.57)
Net asset value, end of period		15.40	15.18	15.63	16.09
Total Return (%)[b]		3.11	(.83)	1.73	6.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets		1.03	1.02	1.03	1.04
Ratio of net expenses to average net assets		1.03	1.02	1.03	1.04
Ratio of net investment income to average net assets		1.24	1.44	1.45	1.25
Portfolio Turnover Rate[c]		349.59	344.69	439.48	652.66
Net Assets, end of period ($ x 1,000)		50,370	57,498	77,177	75,252
[a]Based on average shares outstanding.
[b]Exclusive of sales charge.
[c]The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2016, 2015, 2014, 2013 and 2012 were [___]%, 69.93%, 89.97%, 85.95% and 95.20%, respectively.

	Year Ended April 30,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period		15.18	15.63	16.08	15.67
Investment Operations:
Investment income—net[a]		.07	.10	.10	.08
Net realized and unrealized gain (loss) on investments		.28	(.36)	.05	.78
Total from Investment Operations		.35	(.26)	.15	.86
Distributions:
Dividends from investment income--net		(.13)	(.19)	(.17)	(.11)
Dividends from net realized gain on investments		-	-	(.43)	(.34)
Total Distributions		(.13)	(.19)	(.60)	(.45)
Net asset value, end of period		15.40	15.18	15.63	16.08
Total Return (%)[b]		2.29	(1.64)	.96	5.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets		1.84	1.83	1.80	1.78
Ratio of net expenses to average net assets		1.84	1.83	1.80	1.78
Ratio of net investment income to average net assets		.43	.63	.65	.52
Portfolio Turnover Rate[c]		349.59	344.69	439.48	652.66
Net Assets, end of period ($ x 1,000)		5,390	6,484	11,230	18,092
[a]Based on average shares outstanding.
[b]Exclusive of sales charge.
[c]The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2016, 2015, 2014, 2013 and 2012 were [___]%, 69.93%, 89.97%, 85.95% and 95.20%, respectively.

For the period September 1, 2105 through April 30, 2016
Class Y Shares
Per Share Data ($):
Net asset value, beginning of period
Investment Operations:
Investment income—net
Net realized and unrealized gain (loss) on investments
Total from Investment Operations
Distributions:
Dividends from investment income--net
Dividends from net realized gain on investments
Total Distributions
Net asset value, end of period
Total Return (%)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets
Ratio of net expenses to average net assets
Ratio of net investment income to average net assets
Portfolio Turnover Rate
Net Assets, end of period ($ x 1,000)

	Year Ended April 30,
Class Z Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period		15.19	15.64	16.10	15.68
Investment Operations:
Investment income—net[a]		.21	.24	.25	.22
Net realized and unrealized gain (loss) on investments		.28	(.35)	.04	.79
Total from Investment Operations		.49	(.11)	.29	1.01
Distributions:
Dividends from investment income--net		(.27)	(.34)	(.32)	(.25)
Dividends from net realized gain on investments		-	-	(.43)	(.34)
Total Distributions		(.27)	(.34)	(.75)	(.59)
Net asset value, end of period		15.41	15.19	15.64	16.10
Total Return (%)		3.26	(.69)	1.86	6.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets		.90	.88	.89	.90
Ratio of net expenses to average net assets		.90	.88	.89	.90
Ratio of net investment income to average net assets		1.36	1.58	1.59	1.39
Portfolio Turnover Rate[b]		349.59	344.69	439.48	652.66
Net Assets, end of period ($ x 1,000)		432,595	466,370	541,867	593,198
[a]Based on average shares outstanding.
[b]The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2016, 2015, 2014, 2013 and 2012 were [___]%, 69.93%, 89.97%, 85.95% and 95.20%, respectively.

NOTES

For More Information
Dreyfus GNMA Fund
A series of Dreyfus Premier GNMA Fund, Inc.
 SEC file number:  811-4215
More information on this fund is available free upon request, including the following:
Annual/Semiannual Report
Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.  The fund's most recent annual and semiannual reports are available at www.dreyfus.com.
Statement of Additional Information (SAI)
Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (and is legally considered part of this prospectus).
Portfolio Holdings
Dreyfus funds generally disclose, at www.dreyfus.com under Products and Performance, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request. Dreyfus money market funds generally disclose, also at www.dreyfus.com under Products and Performance, their complete schedule of holdings daily. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.
A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.
To Obtain Information
By telephone.  Call 1-800-DREYFUS (inside the U.S. only)
By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
 Uniondale, NY 11556-0144
By E-mail.  Send your request to info@dreyfus.com
On the Internet.  Certain fund documents can be viewed online or downloaded from:
SEC:  http://www.sec.gov
Dreyfus:  http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.
This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

© 2016 MBSC Securities Corporation 6100P0915

Subject to Completion, dated July 1, 2016

The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
September 4, 2015, as revised or amended
October 1, 2015, October 6, 2015, November 6, 2015, December 31, 2015,
February 1, 2016, March 1, 2016, March 31, 2016, April 1, 2016, April 29, 2016 and August 31, 2016

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time.  To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).
The most recent annual report and semi-annual report to shareholders for each fund (other than BNY Mellon Absolute Insight Multi-Strategy Fund) are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI.  All classes of a fund have the same fiscal year end and prospectus date, except if otherwise indicated.  Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.
Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

BNY Mellon Absolute Insight Funds, Inc.	BNYMAIF
BNY Mellon Absolute Insight Multi-Strategy Fund**	BNYMAIMSF	Class A/MAJAX Class C/MAJCX Class I/MAJIX Class Y/MAJYX	October 31st	November 6th
Dreyfus Bond Funds, Inc.	DBF
Dreyfus Municipal Bond Fund	DMBF	DRTAX	August 31st	December 31st
Dreyfus Intermediate Municipal Bond Fund, Inc.	DIMBF	DITEX	May 31st	October 1st
Dreyfus Municipal Funds, Inc.	DMF
Dreyfus AMT-Free Municipal Bond Fund	DAFMBF	Class A/DMUAX	August 31st	December 31st
Class C/DMUCX
Class I/DMBIX
Class Y/DMUYX
Class Z/DRMBX
Dreyfus High Yield Municipal Bond Fund	DHYMBF	Class A/DHYAX	August 31st	December 31st
Class C/DHYCX
Class I/DYBIX
Class Y/DHYYX
Class Z/DHMBX
Dreyfus New York Tax Exempt Bond Fund, Inc.	DNYTEBF	DRNYX	May 31st	October 1st
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	DPCAMTMBF
Dreyfus California AMT-Free Municipal Bond Fund	DCAMTMBF	Class A/DCAAX	May 31st	October 1st
Class C/DCACX
Class I/DCMIX
Class Y/DCAYX
Class Z/DRCAX
Dreyfus Premier GNMA Fund, Inc.	DPGNMAF
Dreyfus GNMA Fund	DGNMAF	Class A/GPGAX	April 30th	September 1st
Class C/GPNCX
Class I/[___]
Class Y/GPNYX
Class Z/DRGMX
Dreyfus Stock Funds	DSF
Dreyfus International Equity Fund	DIEF	Class A/DIEAX	September 30th	February 1st
Class C/DIECX
Class I/DIERX
Class Y/DIEYX
Dreyfus International Small Cap Fund	DISCF	Class A/DYAPX	October 31st	March 1st
Class C/DYCPX
Class I/DYIPX
Class Y/DYYPX
Dreyfus Small Cap Equity Fund	DSCEF	Class A/DSEAX	September 30th	February 1st
Class C/DSECX
Class I/DSERX
General New Jersey Municipal Money Market Fund, Inc.	GNJMMMF	Class A/DNJXX	November 30th	April 1st
Strategic Funds, Inc.	SF
Dreyfus Active MidCap Fund	DAMCF	Class A/DNLDX	December 31st	April 29th
Class C/DNLCX
Class I/DNLRX
Class Y/DNLYX
Dreyfus Conservative Allocation Fund	DCAF	SCALX	August 31 st	December 31st
Dreyfus Growth Allocation Fund	DGAF	SGALX	August 31 st	December 31st
Dreyfus Moderate Allocation Fund	DMAF	SMDAX	August 31st	December 31st
Dreyfus MLP Fund	DMLPF	Class A/DMFAX	November 30th	March 31st
Class C/DMFCX
Class I/DMFIX
Class Y/DMFYX
Dreyfus Select Managers Small Cap Growth Fund	DSMSCGF	Class A/DSGAX	May 31st	October 1st
Class C/DSGCX
Class I/DSGIX
Class Y/DSGYX
Dreyfus Select Managers Small Cap Value Fund	DSMSCVF	Class A/DMVAX	November 30th	March 31st
Class C/DMECX
Class I/DMVIX
Class Y/DMVYX
Dreyfus U.S. Equity Fund	DUSEF	Class A/DPUAX	November 30th	March 31st
Class C/DPUCX
Class I/DPUIX
Class Y/DPUYX
Global Stock Fund	GSF	Class A/DGLAX	November 30th	March 31st
Class C/DGLCX
Class I/DGLRX
Class Y/DGLYX
International Stock Fund	ISF	Class A/DISAX	November 30th	March 31st
Class C/DISCX
Class I/DISRX
Class Y/DISYX

*	Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year, except that for funds with a fiscal year end of May 31st or August 31st, "last fiscal year" means the fiscal year immediately preceding the most recently completed fiscal year.
**	As this fund commenced operations on December 4, 2015, no information is provided in respect of a previous fiscal year.

TABLE OF CONTENTS
PART I

BOARD INFORMATION	I-1
Information About Each Board Member's Experience, Qualifications, Attributes or Skills	I-1
Committee Meetings	I-4
Board Members' and Officers' Fund Share Ownership	I-5
Board Members' Compensation	I-6

OFFICERS	I-8

CERTAIN PORTFOLIO MANAGER INFORMATION	I-10

MANAGER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES	I-15
Manager's and Sub-Advisers' Compensation	I-15
Compliance Services	I-17

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION	I-18

OFFERING PRICE	I-22

RATINGS OF MUNICIPAL BONDS	I-23

RATINGS OF MUNICIPAL OBLIGATIONS	I-24

SECURITIES OF REGULAR BROKERS OR DEALERS	I-24

COMMISSIONS	I-25

PORTFOLIO TURNOVER VARIATION	I-29

SHARE OWNERSHIP	I-30

PART II

HOW TO BUY SHARES	II-1
Investment Minimums	II-1
Information Regarding the Offering of Share Classes	II-1
Class A	II-2

HOW TO REDEEM SHARES	II-3

SHAREHOLDER SERVICES	II-3

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	II-4

CERTAIN INFORMATION ABOUT UNDERLYING FUNDS	II-7
Equity Investments	II-8
U.S. Large Cap	II-8
Dreyfus Appreciation Fund	II-8
Dreyfus Disciplined Stock Fund	II-8
Dreyfus Research Growth Fund	II-8
Dreyfus Strategic Beta U.S. Equity Fund	II-9
Dreyfus Strategic Value Fund	II-9
Dreyfus U.S. Equity Fund	II-9
Dreyfus BASIC S&P 500 Stock Index Fund	II-9
U.S. Mid-/Small-Cap	II-10
Dreyfus Select Managers Small Cap Value Fund	II-10
Dreyfus Opportunistic Midcap Value Fund	II-10
Dreyfus Structured MidCap Fund	II-10
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	II-11
Dreyfus Smallcap Stock Index Fund	II-11
Dreyfus Midcap Index Fund	II-11
International	II-11
Dreyfus/Newton International Equity Fund	II-11
Dreyfus International Equity Fund	II-12
International Stock Fund	II-12
Dreyfus International Stock Index Fund	II-12
Emerging Markets	II-12
Dreyfus Emerging Markets Fund	II-12
Dreyfus Global Emerging Markets Fund	II-13
Dreyfus Strategic Beta Emerging Markets Equity Fund	II-13
Global	II-13
Dreyfus Global Real Estate Securities Fund	II-13
Dreyfus Strategic Beta Global Equity Fund	II-13
Fixed-Income Investments	II-14
U.S. Fixed Income	II-14
Dreyfus Intermediate Term Income Fund	II-14
Dreyfus Ultra Short Income Fund	II-14
Dreyfus GNMA Fund	II-14
Dreyfus Opportunistic Fixed Income Fund	II-14
Dreyfus High Yield Fund	II-15
Dreyfus Bond Market Index Fund	II-15
Dreyfus Inflation Adjusted Securities Fund	II-16
U.S. Treasury	II-16
Dreyfus U.S. Treasury Intermediate Term Fund	II-16
Dreyfus U.S. Treasury Long Term Fund	II-16
International Fixed Income	II-17
Dreyfus Emerging Markets Debt Local Currency Fund	II-17
Dreyfus Emerging Markets Debt U.S. Dollar Fund	II-17
Dreyfus International Bond Fund	II-17

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	II-18
Funds other than Money Market Funds	II-18
Money Market Funds	II-33

INVESTMENT RESTRICTIONS	II-33
Fundamental Policies	II-34
Nonfundamental Policies	II-41
Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names	II-45
Names	II-45

DIVIDENDS AND DISTRIBUTIONS	II-46

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE	II-46

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES	II-47

ADMINISTRATION ARRANGEMENTS	II-48

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	II-48

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES	II-49
California	II-49
General Information	II-49
Economy	II-49
Population	II-49
State Indebtedness and Other Obligations	II-49
General Obligation Bonds	II-49
Commercial Paper Program	II-50
Bank Arrangements	II-50
Lease-Revenue Debt	II-50
Non-Recourse Debt	II-50
Build America Bonds	II-50
Tobacco Settlement Revenue Bonds	II-51
Future Issuance Plans	II-51
Cash Flow Borrowings and Management	II-51
Ratings	II-52
State Funds and Expenditures	II-52
The Budget and Appropriations Process	II-52
The State General Fund	II-52
The Special Fund for Economic Uncertainties	II-52
The Budget Stabilization Account	II-53
Inter-Fund Borrowings	II-53
State Expenditures	II-53
State Appropriations Limit	II-53
Pension Trusts	II-53
Health and Human Services	II-54
Health Care	II-54
Unemployment Insurance	II-55
Local Governments	II-55
Proposition 98	II-55
Constraints on the Budget Process	II-56
Tax Revenues	II-57
Special Fund Revenues	II-57
State Economy and Finances	II-57
Fiscal Year 2015-16 Budget	II-57
Proposed Fiscal Year 2016-17 Budget	II-58
Litigation	II-58
Action Challenging Cap and Trade Program Auctions	II-59
Actions Challenging School Financing	II-59
Actions Challenging Statutes That Reformed California Redevelopment Law	II-59
Tax Refund Cases	II-59
Environmental Matters	II-60
Action Regarding Special Education	II-60
Actions Seeking Medi-Cal Reimbursements and Fees	II-60
Prison Healthcare Reform	II-60
High-Speed Rail Litigation	II-61
Actions Regarding State Mandates	II-61
New Jersey	II-61
General Information	II-61
Demographics	II-61
Economic Outlook	II-61
State Funds and Accounting	II-62
State Funds	II-62
Other Revenue Sources	II-63
State Economy and Finances	II-63
State Indebtedness	II-63
General	II-64
State Pension Plans	II-64
Litigation	II-65
New York	II-70
Economic Trends	II-70
U.S. Economy	II-70
State Economy	II-70
The City of New York	II-71
Other Localities	II-71
Special Considerations	II-71
State Finances	II-73
Prior Fiscal Year Results	II-73
Fiscal Year 2015-16 Enacted Budget Financial Plan	II-73
Fiscal Year 2016-17 Executive Budget	II-74
Cash Position	II-75
State Indebtedness General	II-75
Limitations on State-Supported Debt	II-75
State-Supported Debt	II-76
Ratings	II-76
Fiscal Year 2015-16 State Supported Borrowing Plan	II-76
Pension and Retirement Systems	II-77
Litigation and Arbitration—General	II-78
Real Property Claims	II-78
Tobacco Master Settlement Agreement	II-79
Arbitration Related to Tobacco Master Settlement Agreement	II-79
Medicaid Nursing Home Rate Methodology	II-80
School Aid	II-80
Canal System Financing	II-81

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Small Account Policies	III-1
Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)	III-2
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-3
Multi-Class Funds	III-3
All Other Funds and Share Classes	III-6
Converting Shares	III-6
Taxpayer ID Number	III-6
Frequent Purchases and Exchanges (non-money market funds only)	III-6

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge—Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Computer Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-10
Share Certificates; Medallion Signature Guarantees	III-11
Share Certificates	III-11
Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-11
Exchanges	III-11
Class A or Class shares of a Multi-Class Fund	III-13
Shares Received by Exchange From Class B Shares	III-13
Class Y Shares	III-13
Exchanges of Class I or Class Y Shares Held by a Retirement Plan	III-13
Dreyfus Auto-Exchange Privilege	III-13
Dreyfus Automatic Asset Builder(R)	III-14
Dreyfus Government Direct Deposit Privilege	III-14
Dreyfus Payroll Savings Plan	III-14
Dreyfus Dividend Options	III-14
Dreyfus Dividend Sweep	III-14
Dreyfus Dividend ACH	III-14
Dreyfus Automatic Withdrawal Plan	III-14
Letter of Intent—Class A Shares	III-15
Retirement Plans and IRAs	III-16

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-16

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-16
All Funds other than Money Market Funds	III-17
Equity Securities	III-17
Common Stock	III-17
Preferred Stock	III-17
Convertible Securities	III-18
Warrants	III-19
IPOs	III-19
Fixed-Income Securities	III-19
U.S. Government Securities	III-20
Corporate Debt Securities	III-21
Ratings of Securities; Unrated Securities	III-21
High Yield and Lower-Rated Securities	III-22
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-23
Inflation-Indexed Securities	III-24
Variable and Floating Rate Securities	III-24
Loans	III-25
Participation Interests and Assignments	III-27
Mortgage-Related Securities	III-28
Asset-Backed Securities	III-32
Collateralized Debt Obligations	III-33
Municipal Securities	III-33
Taxable Investments (municipal or other tax-exempt funds only)	III-38
Funding Agreements	III-39
Real Estate Investment Trusts (REITs)	III-39
Money Market Instruments	III-39
Bank Obligations	III-39
Repurchase Agreements	III-39
Commercial Paper	III-39
Foreign Securities	III-39
Emerging Markets	III-40
Certain Asian Emerging Market Countries	III-41
Investing in Russia and other Eastern European Countries	III-42
Depositary Receipts and New York Shares	III-42
Sovereign Debt Obligations	III-43
Eurodollar and Yankee Dollar Investments	III-44
Investment Companies	III-45
Private Investment Funds	III-45
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)	III-45
Exchange-Traded Notes	III-45
Master Limited Partnerships (MLPs)	III-46
MLP Common Units	III-47
MLP Subordinated Units	III-47
MLP Convertible Subordinated Units	III-47
MLP Preferred Units	III-47
MLP General Partner Interests	III-47
MLP Debt Securities	III-48
Equity and Debt Securities Issued by Affiliates of MLPs	III-48
MLP I-Shares	III-48
PIPEs	III-48
Derivatives	III-49
Futures Transactions	III-51
Options	III-52
Swap Transactions	III-53
Contracts for Difference	III-55
Credit Linked Securities	III-55
Credit Derivatives	III-56
Structured Securities and Hybrid Instruments	III-56
Exchange-Linked Notes	III-57
Participation Notes	III-57
Custodial Receipts	III-57
Combined Transactions	III-58
Future Developments	III-58
Foreign Currency Transactions	III-58
Commodities	III-59
Short-Selling	III-59
Lending Portfolio Securities	III-60
Borrowing Money	III-60
Borrowing Money for Leverage	III-61
Reverse Repurchase Agreements	III-61
Forward Commitments	III-61
Forward Roll Transactions	III-61
Illiquid Securities	III-62
Illiquid Securities Generally	III-62
Section 4(2) Paper and Rule 144A Securities	III-62
Non-Diversified Status	III-62
Cyber Security Risk	III-63
Investments in the Technology Sector	III-63
Investments in the Real Estate Sector	III-63
Investments in the Infrastructure Sector	III-64
Investments in the Natural Resources Sector	III-64
Money Market Funds	III-65
Ratings of Securities	III-65
Treasury Securities	III-65
U.S. Government Securities	III-65
Repurchase Agreements	III-66
Bank Obligations	III-66
Bank Securities	III-67
Floating and Variable Rate Obligations	III-67
Participation Interests	III-67
Asset-Backed Securities	III-68
Commercial Paper	III-68
Investment Companies	III-68
Foreign Securities	III-68
Municipal Securities	III-68
Derivative Products	III-68
Stand-By Commitments	III-69
Taxable Investments (municipal or other tax-exempt funds only)	III-69
Illiquid Securities	III-69
Borrowing Money	III-69
Reverse Repurchase Agreements	III-69
Forward Commitments	III-69
Interfund Borrowing and Lending Program	III-69
Lending Portfolio Securities	III-69

RATING CATEGORIES	III-70
S&P	III-70
Long-Term Issue Credit Ratings	III-70
Short-Term Issue Credit Ratings	III-71
Municipal Short-Term Note Ratings Definitions	III-72
Moody's	III-72
Long-Term Obligation Ratings and Definitions	III-72
Short-Term Ratings	III-72
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-73
Fitch	III-74
Corporate Finance Obligations — Long-Term Rating Scales	III-74
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-74
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-75
DBRS	III-75
Long Term Obligations	III-75
Commercial Paper and Short Term Debt	III-76

ADDITIONAL INFORMATION ABOUT THE BOARDS	III-77
Boards' Oversight Role in Management	III-77
Board Composition and Leadership Structure	III-77
Additional Information About the Boards and their Committees	III-78

MANAGEMENT ARRANGEMENTS	III-78
The Manager	III-78
Sub-Advisers	III-78
Portfolio Allocation Manager	III-80
Portfolio Managers and Portfolio Manager Compensation	III-80
Certain Conflicts of Interest with Other Accounts	III-87
Code of Ethics	III-88
Distributor	III-88
Transfer and Dividend Disbursing Agent and Custodian	III-89
Annual Anti-Money Laundering Program Review	III-89
Funds' Compliance Policies and Procedures	III-90
Escheatment	III-90

DETERMINATION OF NAV	III-90
Valuation of Portfolio Securities (funds other than money market funds)	III-90
Valuation of Portfolio Securities (money market funds only)	III-91
Calculation of NAV	III-91
Expense Allocations	III-92
NYSE and Transfer Agent Closings	III-92

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-92
Funds other than Money Market Funds	III-92
Money Market Funds	III-93

TAXATION	III-93
Taxation of the Funds (Funds other than the MLP Fund)	III-93
Taxation of Fund Distributions (Funds other than the MLP Fund or Municipal or Other Tax-Exempt Funds)	III-95
Sale, Exchange or Redemption of Shares (Funds other than the MLP Fund)	III-97
PFICs	III-97
Non-U.S. Taxes (Funds other than the MLP Fund)	III-98
Foreign Currency Transactions	III-98
Financial Products	III-98
Payments with Respect to Securities Loans (Funds other than the MLP Fund)	III-99
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities (Funds other than the MLP Fund)	III-99
Inflation-Indexed Treasury Securities	III-99
Certain Higher-Risk and High Yield Securities	III-99
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-100
Investing in Mortgage Entities (Funds other than the MLP Fund)	III-101
Tax-Exempt Shareholders (Funds other than the MLP Fund)	III-101
Backup Withholding	III-101
Foreign (Non-U.S.) Shareholders (Funds other than the MLP Fund)	III-102
Federal Income Taxation of the MLP Fund	III-103
Federal Income Taxation of Holders of the MLP Fund's Shares—U.S. Shareholders	III-104
Federal Income Taxation of Holders of the MLP Fund's Shares—Non-U.S. Shareholders	III-105
The Hiring Incentives to Restore Employment Act	III-106
Possible Legislative Changes	III-107
Other Tax Matters	III-107

PORTFOLIO TRANSACTIONS	III-107
Trading the Funds' Portfolio Securities	III-108
Soft Dollars	III-110
IPO Allocations	III-111

DISCLOSURE OF PORTFOLIO HOLDINGS	III-111
Policy	III-111
Disclosure of Portfolio Holdings	III-111
Disclosure of Portfolio Characteristics	III-111
Distribution of Portfolio Holdings	III-112
CCO Approvals; Board Reporting	III-113

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-113
Proxy Voting By Dreyfus	III-113
Summary of BNY Mellon's Proxy Voting Guidelines	III-114
Voting Proxies of Designated BHCs	III-121
Summary of the ISS Guidelines	III-122
ISS Global Voting Principles	III-122
Accountability	III-122
Stewardship	III-122
Independence	III-124
Transparency	III-124
Regional Policy and Principles – Americas	III-124
Regional Policy and Principles – Europe, Middle East and Africa	III-128
Regional Policy and Principles – Asia-Pacific	III-129

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS	III-134
Massachusetts Business Trusts	III-134
Fund Shares and Voting Rights	III-134

GLOSSARY	III-134

STATEMENT OF ASSETS AND LIABILITIES (IN ORGANIZATION)
(BNY Mellon Absolute Insight Multi-Strategy Fund)	III-140

PART I
BOARD INFORMATION
Information About Each Board Member's Experience, Qualifications, Attributes or Skills
Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below.  The address of each board member is 200 Park Avenue, New York, New York 10166.
Independent Board Members
Name Year of Birth Position [1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Boards	Corporate Director and Trustee (1995 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)
Joni Evans 1942 Board Member	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications (2007 – present) Principal, Joni Evans Ltd. (publishing) (2006 – present)	N/A
Ehud Houminer 1940 Board Member	Executive-in-Residence at the Columbia Business School, Columbia University (1992 – present)	Avnet Inc., an electronics distributor, Director (1993 – 2012)
Hans C. Mautner 1937 Board Member	Corporate Director and Trustee (1978 – present)	N/A
Robin A. Melvin 1963 Board Member
Co-Chair, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014 – present, served as a board member since 2013)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – 2012)

N/A
Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company (1987 – present)	N/A
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 – present)
1.	Each of the Independent Board Members serves on the boards' audit, nominating, compensation and litigation committees, except that Mr. DiMartino does not serve on the compensation committee.

Interested Board Member1
Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Gordon J. Davis 1941 Board Member	Partner in the law firm of Venable LLP (2012 – present) Partner in the law firm of Dewey & LeBoeuf LLP (1994 – 2012)	Consolidated Edison, Inc., a utility company, Director (1997 – 2014) The Phoenix Companies, Inc., a life insurance company, Director (2000 – 2014)
1.	Mr. Davis is deemed to be an Interested Board Member of BNYMAIF, DBF, DIMBF, DMF, DNYTEBF, DPCATMBF, DPGNMAF, GNJMMMF and SF as a result of his affiliation with Venable LLP, which provides legal services to these funds. For these funds, Mr. Davis does not serve on the boards' audit, nominating, compensation or litigation committees.
The following table shows the year each board member joined each fund's board.
	Independent Board Members
Fund	Joseph S. DiMartino	Joni Evans	Ehud Houminer	Hans C. Mautner

BNYMAIF	2015	2015	2015	2015
DBF	1995	2006	1994	1978
DIMBF	1995	2006	1994	1980
DMF	1995	1991	2006	2006
DNYTEBF	1995	1985	2006	2006
DPCAMTMBF	1995	1985	2006	2006
DPGNMAF	1995	1985	2006	2006
DSF	2003	2006	2003	2003
GNJMMMF	1995	1991	2006	2006
SF	1995	2006	1994	1984

	Independent Board Members			Interested Board Member
Fund	Robin A. Melvin	Burton N. Wallack	Benaree Pratt Wiley	Gordon J. Davis

BNYMAIF	2015	2015	2016	2015
DBF	1995	2006	2016	2006
DIMBF	1995	2006	2016	2006
DMF	2006	1991	2016	1995
DNYTEBF	2006	1991	2016	1995
DPCAMTMBF	2006	1991	2016	1995
DPGNMAF	2006	1991	2016	1995
DSF	2003	2006	2016	2006
GNJMMMF	2006	1991	2016	1995
SF	1995	2006	2016	2006

Each board member has been a Dreyfus Family of Funds board member for over twenty years.  Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the boards believe has prepared them to be effective board members.  The boards believe that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the boards believe that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the boards for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the boards have significant experience advising funds and fund board members.  The boards and their committees have the ability to engage other experts as appropriate.  The boards evaluate their performance on an annual basis.
Independent Board Members
•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Boards of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From January 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.
•	Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.
•	Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is Chairman of the Columbia Business School Board and a Trustee of Ben Gurion University.
•	Hans C. Mautner – Mr. Mautner served as a President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited until 2010. Mr. Mautner also previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Freres.
•	Robin A. Melvin – Since 2014, Ms. Melvin has served as Co-Chair of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.
•	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.
•	Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts. She has also served on the boards of several public companies and charitable organizations, including serving as chair of the advisory board of PepsiCo African-American.
Interested Board Member
•	Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.
Committee Meetings
The boards' audit, nominating, compensation, litigation and pricing committees met during the funds' last fiscal years as indicated below:
Fund	Audit	Nominating	Compensation	Litigation	Pricing

DBF	4	0	0	0	0
DIMBF	4	0	0	0	0
DMF	4	0	0	0	0
DNYTEBF	4	0	0	0	0
DPCAMTMBF	4	0	0	0	0
DPGNMAF	[4	0	0	0	0]
DSF	4	0	0	0	0
GNJMMMF	4	0	0	0	0
SF (5/31 fiscal year end)	4	0	0	0	0
SF (8/31 fiscal year end)	4	0	0	0	0
SF (11/30 fiscal year end)	4	0	0	0	0
SF (12/31 fiscal year end)	4	0	0	0	0

Board Members' and Officers' Fund Share Ownership
The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2015.
Independent Board Members
Fund	Joseph S. DiMartino	Joni Evans	Ehud Houminer	Hans C. Mautner

DMBF	None	None	None	Over $100,000
DIMBF	None	None	None	None
DAFMBF	None	None	None	None
DHYMBF	None	None	None	None
DNYTEBF	None	None	None	None
DCAMTMBF	None	None	None	None
DGNMAF	None	None	None	None
DIEF	None	Over $100,000	None	None
DSCEF	None	None	None	None
DISCF	None	None	None	None
DAMCF	None	None	None	None
DCAF	None	None	None	None
GSF	None	None	None	None
DGAF	None	None	None	None
ISF	None	None	None	None
DMAF	None	None	None	None
DMLPF	None	None	None	None
DSMSCGF	None	None	None	None
DSMSCVF	None	None	None	None
DUSEF	None	None	None	None
GNJMMMF	None	None	None	None
BNYMAIMSF	Over $100,000	None	None	Over $100,000

Aggregate holdings of funds in the Dreyfus Family of Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000

	Independent Board Members			Interested Board Member
Fund	Robin A. Melvin	Burton N. Wallack	Benaree Pratt Wiley	Gordon J. Davis

DMBF	None	None	None	None
DIMBF	None	None	None	None
DAFMBF	None	None	None	None
DHYMBF	None	None	None	None
DNYTEBF	None	None	None	None
DCAMTMBF	None	None	None	None
DGNMAF	None	None	None	None
DIEF	Over $100,000	None	None	None
DSCEF	None	None	None	None
DISCF	None	None	None	None
DAMCF	None	None	None	None
DCAF	None	None	None	None
GSF	Over $100,000	None	None	None
DGAF	None	None	None	None
ISF	Over $100,000	None	None	None
DMAF	None	None	None	None
DMLPF	None	None	None	None
DSMSCGF	Over $100,000	None	None	None
DSMSCVF	Over $100,000	None	None	None
DUSEF	None	None	None	None
GNJMMMF	None	None	None	None
BNYMAIMSF	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds	Over $100,000	None	Over $100,000	50,001-99,999

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers as a group.
As of December 31, 2015, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.
Board Members' Compensation
Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation.  The funds reimburse board members for their expenses.  The funds do not have a bonus, pension, profit-sharing or retirement plan.  Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.
The aggregate amount of fees received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member during 2015, were as follows:†
	Independent Board Members
Fund	Joseph S. DiMartino*	Joni Evans	Ehud Houminer	Hans C. Mautner	Robin A. Melvin

DBF	$11,977	$9,535	$9,582	$9,582	$9,582
DIMBF	$6,863	$5,490	$5,610	$5,490	$5,490
DMF	$8,425	$6,707	$6,740	$6,740	$6,740
DNYTEBF	$10,294	$8,235	$8,415	$8,235	$8,235
DPCAMTMBF	$8,870	$7,096	$7,251	$7,096	$7,096
DPGNMAF	$4,349	$3,479	$3,529	$3,479	$3,479
DSF (9/30 fiscal year end)	$2,800	$2,230	$2,240	$2,240	$2,240
DSF (10/31 fiscal year end)	$2,537	$2,029	$2,212	$2,029	$2,029
GNJMMMF	$2,461	$1,968	$2,085	$1,968	$1,968
SF (5/31 fiscal year end)	$4,589	$3,671	$3,733	$3,671	$3,671
SF (8/31 fiscal year end)	$1,010	$805	$807	$807	$807
SF (9/30 fiscal year end)	$3,756	$3,005	$3,172	$3,005	$3,005
SF (11/30 fiscal year end)	$64,154	$51,323	$54,012	$51,323	$51,323
SF (12/31 fiscal year end)	$5,1459	$4,116	$4,116	$4,116	$4,116
BNYMAIMSF	N/A	N/A	N/A	N/A	N/A
Total compensation from the funds and fund complex† (**)	$1,138,125 (149)	$133,500 (27)	$334,500 (65)	$133,500 (27)	$754,000 (117)

	Independent Board Members		Interested Board Member	Emeritus Board Members
Fund	Burton N. Wallack	Benaree Pratt Wiley***	Gordon J. Davis	William Hodding Carter III****	Arnold Hiatt

DBF	$9,582	N/A	$9,582	$9,582	$2,342
DIMBF	$5,490	N/A	$5,013	$4,775	$1,205
DMF	$6,740	N/A	$6,740	$6,740	$1,654
DNYTEBF	$8,235	N/A	$7,518	$7,160	$1,805
DPCAMTMBF	$7,096	N/A	$6,481	$6,174	$1,558
DPGNMAF	$3,479	N/A	$3,479	$3,184	$776
DSF(9/30 fiscal year end)	$2,240	N/A	$2,240	$2,240	$552
DSF (10/31 fiscal year end)	$2,029	N/A	$1,921	$999	$456
SF (5/31 fiscal year end)	$3,671	N/A	$3,310	$3,130	$778
GNJMMMF	$1,968	N/A	$1,813	$1,287	$392
SF (8/31 fiscal year end)	$807	N/A	$807	$807	$194
SF (9/30 fiscal year end)	$3,005	N/A	$2,776	$2,037	$612
SF (11/30 fiscal year end)	$51,323	N/A	$47,226	$33,647	$10,192
SF (12/31 fiscal year end)	$4,116	N/A	$3,797	$2,392	$795
BNYMAIMSF	N/A	N/A	N/A	N/A	N/A
Total compensation from the funds and fund complex †(**)	$133,500 (27)	$424,000 (70)	$384,500 (65)	$76,159 (27)	$25,000 (27)

†	Amounts shown do not include expenses reimbursed to board members for attending board meetings.
*	Amounts shown do not include the costs of office space and related parking, office supplies, secretarial services and health benefits for the Chairman of the Boards and health benefits for the Chairman's spouse, which also are paid by the funds (also allocated based on net assets). The amount paid by each fund in 2015 ranged from less than $10 to approximately $3,500.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2015.
***	Ms. Wiley was elected to the boards in February 2016.
****	Mr. Carter became an Emeritus board member in April 2015.
OFFICERS
Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)
Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of Dreyfus; Chairman of the Transfer Agent since May 2011 and Executive Vice President of the Distributor	65 (136)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of Dreyfus	66 (161)
Bennett A. MacDougall 1971 Chief Legal Officer 2015
Chief Legal Officer of Dreyfus and Assistant General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management division, and Chief Legal Officer of Deutsche Investment Management Americas Inc.
66 (161)
Janette E. Farragher 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	66 (161)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	66 (161)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	66 (161)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	66 (161)
Maureen E. Kane 1962 Vice President and Assistant Secretary 2015	Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and, from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management	66 (161)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management	66 (161)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	66 (161)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus	66 (161)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of Dreyfus	66 (161)
Robert S. Robol 1964 Assistant Treasurer 2002[1]	Senior Accounting Manager – Fixed Income Funds of Dreyfus	66 (161)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of Dreyfus	66 (161)
Robert Svagna 1967 Assistant Treasurer 2002[1]	Senior Accounting Manager – Equity Funds of Dreyfus	66 (161)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of Dreyfus and the Dreyfus Family of Funds	66 (161)
Cari M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016
Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust  and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor; and from 2007 to December 2011, Financial Processing Manager of the Distributor.
61 (156)
[1]	DAMCF only. For GNJMMMF, since 2003 and, for the other funds, since 2005.

The address of each officer is 200 Park Avenue, New York, New York 10166.
CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)
The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.
Fund	Additional Portfolio Managers

BNYMAIMSF	Rodica Glavan, Richard Howarth, Matthew Merritt, Anne Opitz, Lucy Speake, Max Wahl
DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DHYMBF	David Belton
DNYTEBF	David Belton
DCAMTMBF	N/A
DGNMAF	Karen Gemmett, Eric Seasholtz
DIEF	N/A
DISCF	Andrew Leger
DSCEF	N/A
DAMCF	N/A
DCAF	N/A
GSF	N/A
DGAF	N/A
ISF	N/A
DMAF	N/A
DSMSCGF	N/A
DSMSCVF	N/A
DUSEF	N/A
DMLPF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.
Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Robert C. Barringer	1	$36.2M	None	N/A	46	$33.9M
Daniel Barton	6	$2.4B	None	N/A	None	N/A
Robert Bayston	4	$833.2M	0	$0M	78	$10.8B
David Belton	4	$1.9B	None	N/A	None	N/A
Mark A. Bogar	13	$6.1B	4	$158.2M	8	$447.6M
C. Wesley Boggs	21	$4.6B	16	$678M	53	$7.5B
Stephanie Brandaleone	6	$1.7B	2	$224M	15	$1.0B
Jeffrey Burger	10	$4.4B	1	$274M	334	$920M
Thomas Casey	9	$5.1B	None	N/A	285	$1.6B
Andrew Cawker[a]	None	N/A	2	$3.0B	None	N/A
William Cazalet	21	$4.6B	16	$678M	53	$7.5B
Joseph M. Corrado	6	$1.7B	3	$264M	18	$1.1B
Amy S. Croen	5	$2.3B	1	$64.8M	519	$3.8B
Andrew S. Cupps	2	$58.7M	5	$47.5M	44	$1.0B
Dana L. Feick	5	$378.7M	3	$116.0M	364	$4.8B
Ronald Gala	21	$4.6B	16	$678M	53	$7.5B
Jane Henderson	6	$5.8B	37	$20.8B	142	$33.6B
Lou Holtz	1	$17.1M	None	N/A	49	$189.4M
Jeffrey J. Hoo	1	$17.2M	None	N/A	122	$91.0M
Julie Kutasov	4	$516.0M	None	N/A	368	$2.2B
Paul Lambert[a]	None	N/A	1	$137.7M	None	N/A
Roy Leckie	6	$5.8B	37	$20.8B	142	$33.6B
Andrew Leger	13	$6.1B	4	$158.2M	8	$447.6M
Yossi Lipsker	1	$17.1M	None	N/A	49	$189.4M
James A. Lydotes	13	$6.1B	4	$158.2M	8	$447.6M
Wendell E. Mackey	1	$183.9M	None	N/A	38	$1.6B
Charlie Macquaker	6	$5.8B	37	$20.8B	142	$33.6B
Alvin W. Marley	None	N/A	1	$8.76M	50	$2.0B
Daniel Marques	2	$1.8B	None	N/A	172	$587.4M
Robert B. Mayerick	2	$1.4B	None	N/A	6	$377.7M
Colm McDonagh[a]	None	N/A	5	$3.2B	3	$554.8M
Rick D. Moulton	5	$378.7M	3	$116.1M	364	$4.8B
Benjamin H. Nahum	4	$869.0M	1	$26.0M	1,220	$1.1B
Catherine C. Nicholas	1	$24.0M	1	$72.0M	32	$481.0M
Robert A. Nicholson	2	$37.0M	None	N/A	3	$17.1M
Zev D. Nijensohn	2	$37.0M	None	N/A	3	$17.1M
Rodger Nisbet	6	$5.8B	37	$20.8B	142	$33.6B
James M. O'Brien	1	$36.2M	None	N/A	46	$33.9M
Michelle J. Picard	5	$2.3B	1	$64.8M	519	$3.8B
Roger W. Porter	1	$147.6M	None	N/A	29	$993.2M
William A. Priebe	5	$2.3B	1	$64.8M	519	$3.8B
William Scott Priebe	5	$2.3B	1	$64.8M	519	$3.8B
Daniel Rabasco	9	$5.1B	5	$1.3B	12	$1.9B
Frank H. Reichel, III	1	$147.6M	None	N/A	29	$993.2M
Craig Stone	6	$591.0M	None	N/A	405	$2.4B
Keith L. Stransky	2	$1.4B	None	N/A	6	$377.7M
Mark A. Thompson	5	$378.7M	3	$116.0M	364	$4.8B
Christine Todd	3	$1.3B	1	$411.4M	193	$4.5B
Sonja Uys[a]	None	N/A	2	$1.6B	1	$55.2M
Alex Veroude[a]	None	N/A	3	$1.3B	None	N/A
Neil Walker[a]	None	N/A	1	$19.5M	None	N/A
Edward R. Walter	6	$1.7B	2	$224M	15	$1.0B
John B. Walthausen	3	$906.1M	None	N/A	44	$308.4M
Montie L. Weisenberger	2	$276.8M	1	$130.1M	7	$64.7M
Sarah L. Westwood	1	$36.2M	None	N/A	46	$33.9M

a Because Ms. Uys and Messrs. Cawker, Lambert, McDonagh, Veroude and Walker became primary portfolio managers of BNY Mellon Absolute Insight Multi-Strategy Fund as of December 4, 2015, their information is as of August 31, 2015.
The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.
Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Robert C. Barringer	None	N/A	N/A
Daniel Barton	None	N/A	N/A
Robert Bayston	None	N/A	N/A
David Belton	None	N/A	N/A
Mark A. Bogar	None	N/A	N/A
C. Wesley Boggs	Other Pooled Investment Vehicles	1	$23.1M
	Other Accounts	7	$628.8M
Stephanie Brandaleone	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Andrew Cawker[a]	Other Pooled Investment Vehicles	2	$3B
William Cazalet	Other Pooled Investment Vehicles	1	$23.1M
	Other Accounts	7	$628.8M
Joseph M. Corrado	None	N/A	N/A
Amy S. Croen	None	N/A	N/A
Andrew S. Cupps	Other Accounts	2	$40.5M
	Other Pooled Investment Vehicles	2	$12.7M
Dana L. Feick	Other Accounts	4	$11.3M
Ronald Gala	Other Pooled Investment Vehicles	1	$23.1M
	Other Accounts	7	$628.8M
Jane Henderson	Other Pooled Investment Vehicles	2	$295.7M
	Other Accounts	7	$724.3M
Lou Holtz	None	N/A	N/A
Jeffrey J. Hoo	None	N/A	N/A
Julie Kutasov	None	N/A	N/A
Paul Lambert[b]	Other Pooled Investment Vehicles	1	$65.2M
Roy Leckie	Other Pooled Investment Vehicles	2	$295.7M
	Other Accounts	7	$724.3M
Andrew Leger	None	N/A	N/A
Yossi Lipsker	None	N/A	N/A
James A. Lydotes	None	N/A	N/A
Wendell E. Mackey	None	N/A	N/A
Charlie Macquaker	Other Pooled Investment Vehicles	2	$295.7M
	Other Accounts	7	$724.3M
Alvin W. Marley	Other Accounts	1	$16.9M
Robert B. Mayerick	None	N/A	N/A
Daniel Marques	None	N/A	N/A
Colm McDonah[c]	Other Pooled Investment Vehicles	1	$952.8M
	Other Accounts	1	$76.2M
Rick D. Moulton	Other Accounts	4	$11.3M
Benjamin H. Nahum	None	N/A	N/A
Catherine C. Nicholas	Other Pooled Investment Vehicles	3	$3.5M
Rodger Nisbet	Other Pooled Investment Vehicles	2	$295.7M
	Other Accounts	7	$724.3M
Robert A. Nicholson	Other Accounts	2	$14.8M
Zev D. Nijensohn	Other Accounts	2	$14.8M
James M. O'Brien	None	N/A	N/A
Michelle J. Picard	None	N/A	N/A
Roger W. Porter	None	N/A	N/A
William A. Priebe	None	N/A	N/A
William Scott Priebe	None	N/A	N/A
Daniel Rabasco	None	N/A	N/A
Frank H. Reichel, III	None	N/A	N/A
Craig Stone	None	N/A	N/A
Keith L. Stransky	None	N/A	N/A
Mark A. Thompson	Other Accounts	4	$11.3M
Christine Todd	None	N/A	N/A
Sonja Uys[d]	Other Pooled Investment Vehicles	1	$246.0M
	Other Accounts	1	$55.2M
Alex Veroude[e]	Other Pooled Investment Vehicles	2	$818.9M
Neil Walker[f]	Other Pooled Investment Vehicles	1	$3,000
Edward R. Walter	None	N/A	N/A
John B. Walthausen	None	N/A	N/A
Montie L. Weisenberger	None	N/A	N/A
Sarah L. Westwood	None	N/A	N/A

a Mr. Cawker advises two funds with a performance fee, one applicable to 15 out of 18 share classes and the other 11 out of 12 share classes.
b Mr. Lambert advises one fund with a performance fee, applicable to 12 out of 15 share classes.
c Mr. McDonagh advises one fund with a performance fee, applicable to 11 out of 14 share classes, plus a performance fee on a segregated account.
d Ms. Uys advises one fund with a performance fee, applicable to all 16 share classes, plus a performance fee on a segregated account.
e Mr. Veroude advises two funds with a performance fee, one applicable to 15 out of 18 share classes and the other all 9 investors in the fund.
f Mr. Walker advises one fund with a performance fee, applicable to 1 out of 2 share classes.
The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.
Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Robert C. Barringer	DSMSCVF	None
Daniel Barton	DHYMBF	None
Robert Bayston	DGNMAF	None
Mark A. Bogar	DIEF	$50,001 - $100,000
	DISCF	$10,001 - $50,000
C. Wesley Boggs	DAMCF	None
Stephanie Brandaleone	DSCEF	None
Jeffrey Burger	DCAMTMBF	None
	DHYMBF	None
Thomas Casey	DCAMTMBF	None
	DIMBF	None
	DNYTEBF	None
	DAFMBF	None
Andrew Cawker	BNYMAIMSF[a]	None
William Cazalet	DAMCF	None
Joseph M. Corrado	DSCEF	None
Amy S. Croen	DSMSCGF	None
Andrew S. Cupps	DSMSCGF	None
Dana L. Feick	DSMSCGF	None
Ronald Gala	DAMCF	None
	DIMBF	None
Jane Henderson	DUSEF	None
	GSF	None
	ISF	None
Lou Holtz	DSMSCGF	$1 - $10,000
Jeffrey J. Hoo	DSMSCGF	None
Julie Kutasov	DSMSCVF	None
Roy Leckie	DUSEF	None
	GSF	None
	ISF	None
Yossi Lipsker	DSMSCGF	None
Paul Lambert	BNYMAIMSF[a]	None
Andrew Leger	DIEF	None
	DISCF	None
James A. Lydotes	DIEF	None
	DISCF	$50,001 - $100,000
Wendell E. Mackey	DSMSCVF	None
Charlie Macquaker	DUSEF	None
	GSF	None
	ISF	None
Alvin W. Marley	DSMSCVF	None
Robert B. Mayerick	DSMSCGF	None
	DSMSCVF	$10,001 - $50,000
Daniel Marques	DMBF	None
Colm McDonagh	BNYMAIMSF[a]	None
Rick D. Moulton	DSMSCGF	None
Benjamin H. Nahum	DSMSCVF	None
Catherine C. Nicholas	DSMSCGF	None
Rodger Nisbet	DUSEF	None
	GSF	None
	ISF	None
Robert A. Nicholson	DMLPF	$50,001 - $100,000
Zev D. Nijensohn	DMLPF	None
James M. O'Brien	DSMSCVF	None
Michelle J. Picard	DSMSCGF	None
Roger W. Porter	DSMSCVF	None
William A. Priebe	DSMSCGF	None
William Scott Priebe	DSMSCGF	None
Daniel Rabasco	DMBF	None
	DAFMBF	None
	DNYTEBF	None
Frank H. Reichel, III	DSMSCVF	None
Craig Stone	DSMSCVF	None
Keith L. Stransky	DCAF	None
	DGAF	None
	DMAF	None
	DSMSCGF	None
	DSMSCVF	Over $100,000
Mark A. Thompson	DSMSCGF	None
Christine Todd	DIMBF	None
Sonja Uys	BNYMAIMSF[a]	None
Alex Veroude	BNYMAIMSF[a]	None
Neil Walker	BNYMAIMSF[a]	None
Edward R. Walter	DSCEF	None
John B. Walthausen	DSMSCVF	None
Montie L. Weisenberger	DSMSCGF	None
Sarah L. Westwood	DSMSCVF	None
a For Ms. Uys and Messrs. Cawker, Lambert, McDonagh, Veroude and Walker became primary portfolio managers of the fund as of December 4, 2015, and on that date they did not own shares of the fund.
MANAGER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES
Manager's and Sub-Advisers' Compensation
For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:
	2016 Fiscal Year			2015 Fiscal Year			2014 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DGNMAF				$3,060,406	-	$3,060,406	$3,397,667	-	$3,397,667

	2015 Fiscal Year			2014 Fiscal Year			2013 Fiscal Year
Fund*	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DAMCF	$3,961,682	-	$3,961,682	$3,575,368	-	$3,575,368	$3,208,858	-	$3,208,858
DCAMTMBF	$6,157,760	-	$6,157,760	$6,328,901	-	$6,328,901	$7,394,002	-	$7,394,002
DIMBF	$4,767,848	-	$4,767,848	$4,961,894	-	$4,961,894	$5,784,574	-	$5,784,574
DNYTEBF	$7,154,510	-	$7,154,510	$7,300,724	-	$7,300,724	$8,500,402	-	$8,500,402
DSMSCGF	$4,755,856	$7,357	$4,748,499	$4,005,253	-	$4,005,253	$2,404,784	-	$2,404,784
DHYMBF	$867,706	$6,720	$860,986	$902,915	-	$902,915	$1,172,091	-	$1,172,091
DCAF[b]	-	-	-	-	-	-	-	-	-
DGAF[b]	-	-	-	-	-	-	-	-	-
DMAF[b]	-	-	-	-	-	-	-	-	-
DAFMBF	$4,656,017	$1,859,681	$2,796,336	$4,741,297	$1,912,075	$2,829,222	$4,077,756	$1,724,360	$2,353,396
DMBF	$8,776,877	-	$8,776,877	$8,871,511	-	$8,871,511	$9,970,145	-	$9,970,145
DIEF[a]	$2,667,017	$638,945	$2,028,072	$2,055,319	$554,729	$1,500,590	$1,341,544	$414,140	$927,404
DSCEF[a]	$556,360	$99,209	$457,151	$768,503	$50,103	$718,400	$862,316	$130,231	$732,085
DISCF[c]	$3,443,296	$220,025	$3,223,271	N/A	N/A	N/A	N/A	N/A	N/A
DMLPF[d]	$131,812	$131,812	-	N/A	N/A	N/A	N/A	N/A	N/A
DSMSCVF	$7,133,344	$628	$7,132,716	$6,374,972	-	$6,374,972	$5,132,977	-	$5,132,977
DUSEF	$5,148,938	895	5,148,043	$6,047,466	-	$6,047,466	$5,059,714	-	$5,059,714
GSF	$15,416,981	-	$15,416,981	$15,789,083	-	$15,789,083	$11,110,680	-	$11,110,680
ISF	$28,395,591	-	$28,395,591	$28,405,134	-	$28,405,134	$24,104,015	-	$24,104,015
GNJMMMF	$1,295,171	$1,172,660	$122,511	$1,252,351	$1,035,964	$216,387	$1,251,654	$828,338	$423,316

*	Except for DIEF, the fees paid to the Manager by each fund are not subject to reduction as the value of the fund's net assets increases. As compensation for its services to DIEF, DIEF has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: .80% up to $500 million; .75% between $500 million and $1.0 billion; .70% between $1.0 billion and $1.5 billion; .60% between $1.5 billion and $2.0 billion and .50% over $2 billion.
[a]	TBCAM serves as the investment adviser to each fund. For the fiscal years ended September 30, 2013, 2014 and 2015, the administration fees paid by DIEF to Dreyfus, as administrator, were $167,693, $256,915 and $333,377, respectively. For the fiscal years ended September 30, 2013, 2014 and 2015, the administration fees paid by DSCEF to Dreyfus, as administrator, were $107,790, $96,063 and $69,545, respectively.
[b]	The Manager receives no compensation for its management services to the funds. However, the Underlying Funds pay management fees to the Manager or its affiliates.
c	Aggregate fee to the Manager and TBCAM from commencement of operations on January 30, 2015 to the end of the last fiscal year.
[d]	Aggregate fee to the Manager from commencement of operations on April 30, 2015 to the end of the last fiscal year.
The contractual fee rates paid by the Manager to a fund's portfolio allocation manager or Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):
Fund	Portfolio Allocation Manager/ Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

BNYMAIMSF	PIML	*	N/A
DISCF	TBCAM	**	**
DSMSCGF	EACM	0.10%	0.10%
DSMSCGF	All Sub-Advisers Combined	0.40%***	0.40%***
DSMSCVF	EACM	0.10%	0.10%
DSMSCVF	All Sub-Advisers Combined	0.40%***	0.40%***
DMLPF	TBCAM	****	****
DUSEF	Walter Scott	0.36%	0.36%
GSF	Walter Scott	0.41%	0.41%
ISF	Walter Scott	0.41%	0.41%

*	BNYMAIMSF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and PIML. The aggregate annual fee payable to the Manager and PIML is 1.25% of the value of the fund's average daily net assets.
**	DISCF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the agreegate fees paid to the Manager and TBCAM. The aggregate annual fee payable to the Manager and TBCAM is 1.00% of the value of the fund's average daily net assets. The effective fee rate for the Manager and TBCAM for the last fiscal year (January 30, 2015 to October 31, 2015) was 0.33%.
***	Rate shown is the combined effective fee rate for the fund's Sub-Advisers (excluding EACM) for the fund's last fiscal year. Pursuant to an exemptive order issued by the SEC, the allocation of the fee among the fund's Sub-Advisers is not disclosed.
****	DMLPF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and TBCAM. The aggregate annual fee payable to the Manager and TBCAM is 1.00% of the value of the fund's average daily net assets. The effective fee rate for the Manager and TBCAM for the last fiscal year (April 30, 2015 to November 30, 2015) was 0%.
For a fund's last three fiscal years, the fees payable by the Manager to the fund's portfolio allocation manager or Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the portfolio allocation manager or Sub-Adviser(s) and the net fees paid were as follows:
	2015 Fiscal Year			2014 Fiscal Year			2013 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DSMSCGF (All Sub-Advisers)+	$2,113,714	-	$2,113,714	$1,780,020	-	$1,780,020	$1,049,684	-	$1,049,684
DSMSCGF (EACM)	$528,428	-	$528,428	$445,028	-	$445,028	$267,198	-	$267,198
DISCF (TBCAM)	$1,652,782	$122,708	$1,530,075	N/A	N/A	N/A	N/A	N/A	N/A
DMLPF (TBCAM)	$63,247	$62,918	$329	N/A	N/A	N/A	N/A	N/A	N/A
DSMSCVF (All Sub-Advisers) +	$3,170,375	-	$3,170,375	$2,832,450	-	$2,832,450	$2,280,919	-	$2,280,919
DSMSCVF (EACM)	$792,594	-	$792,594	$708,330	-	$708,330	$570,331	-	$570,331
DUSEF	$2,467,469	-	$2,467,469	$2,902,784	-	$2,902,784	$2,428,663	-	$2,428,663
GSF	$7,400,151	-	$7,400,151	$7,578,760	-	$7,578,760	$5,333,126	-	$5,333,126
ISF	$13,629,884	-	$13,629,884	$13,634,464	-	$13,634,464	$11,569,927	-	$11,569,927
+  Includes all fees paid by the Manager to the fund's Sub-Advisers in the aggregate (excluding EACM).
Compliance Services
The funds' compliance program is developed, implemented and maintained by the funds' CCO and his staff.  The funds bear a portion of the CCO's compensation (which is approved by the boards), as well as the compensation of the CCO's staff and the expenses of the CCO and his staff (including administrative expenses).  The CCO's staff works exclusively on the compliance program and related matters for the funds and other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust, and compensation and expenses of the CCO and his staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers).  Such compensation and expenses for the funds' last fiscal years were as follows:
Fund	CCO and Staff Compensation and Expenses

DMBF	$10,965
DIMBF	$10,891
DAFMBF	$10,965
DHYMBF	$10,965
DNYTEBF	$10,891
DCAMTMBF	$10,891
DGNMAF
DIEF	$11,078
DSCEF	$11,078
DISCF	$8,187
DAMCF	$10,946
DCAF	$8,772
DGAF	$8,772
DMAF	$8,772
DMLPF	$11,020
DSMSCGF	$23,960
DSMSCVF	$24,254
DUSEF	$11,020
GNJMMMF	$5,249
GSF	$11,020
ISF	$11,020

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION
The following table lists, for each of the last three fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.
Funds		2016 Fiscal Year	2015 Fiscal Year	2014 Fiscal Year

DGNMAF	Total commissions (A shares)		$5,706	$6,417
	Commission amount retained		$401	$609
	Total CDSCs		$0	$2,110
	CDSC amount retained		$0	$2,110

Funds		2015 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year

DAMCF	Total commissions (A shares)	$23,323	$20,721	$46,440
	Commission amount retained	$13,770	$2,995	$6,906
	Total CDSCs	$4,789	$5	$40
	CDSC amount retained	$4,789	$5	$40

DCAMTMBF	Total commissions (A shares)	$23,643	$34,850	$98,028
	Commission amount retained	$2,725	$2,593	$15,187
	Total CDSCs	$0	$884	$62
	CDSC amount retained	$0	$884	$62

DSMSCGF	Total commissions (A shares)	$2,330	$16,785	$18,353
	Commission amount retained	$261	$2,639	$3,252
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DAFMBF	Total commissions (A shares)	$160,240	$83,227	$186,868
	Commission amount retained	$12,074	$7,033	$40,198
	Total CDSCs	$0	$4,490	$6,476
	CDSC amount retained	$0	$4,490	$6,476

DHYMBF	Total commissions (A shares)	$33,255	$22,301	$64,989
	Commission amount retained	$3,102	$1,037	$6,192
	Total CDSCs	$236	$937	$4,829
	CDSC amount retained	$236	$937	$4,829

DIEF	Total commissions (A shares)	$70,756	$99,541	$9,182
	Commission amount retained	$10,238	$15,703	$926
	Total CDSCs	$6,378	$759	$48
	CDSC amount retained	$6,378	$759	$48

DSCEF	Total commissions (A shares)	$12,202	$26,929	$36,165
	Commission amount retained	$1,697	$5,254	$4,858
	Total CDSCs	$1,239	$96	$48
	CDSC amount retained	$1,239	$96	$48

DISCF	Total commissions (A shares)	$0	N/A	N/A
	Commission amount retained	$0	N/A	N/A
	Total CDSCs	$0	N/A	N/A
	CDSC amount retained	$0	N/A	N/A

DMLPF	Total commissions (A shares)	$0	N/A	N/A
	Commission amount retained	$0	N/A	N/A
	Total CDSCs	$0	N/A	N/A
	CDSC amount retained	$0	N/A	N/A

DSMSCVF	Total commissions (A shares)	$4,537	$57	$827
	Commission amount retained	$345	$7	$827
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DUSEF	Total commissions (A shares)	$268	$2,177	$9,022
	Commission amount retained	$0	$482	$1,445
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

GSF	Total commissions (A shares)	$2,989	$21,286	$97,297
	Commission amount retained	$425	$2,361	$17,066
	Total CDSCs	$379	$2,790	$1,766
	CDSC amount retained	$379	$2,790	$1,766

ISF	Total commissions (A shares)	$3,795	$8,593	$90,363
	Commission amount retained	$350	$8,156	$15,844
	Total CDSCs	$0	$10,941	$5,646
	CDSC amount retained	$0	$10,941	$5,646
The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans" for the fund's last fiscal year were as follows:
Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

DMBF	Shareholder Services Plan	N/A	$689,536	N/A	N/A	$689,536

DIMBF	Shareholder Services Plan	N/A	$374,686	N/A	N/A	$374,686

DAFMBF	Distribution Plan	Class C	$176,144	N/A	N/A	$176,144
	Shareholder Services Plan	Class A	$1,252,460	N/A	N/A	$1,252,460
		Class C	$58,715	N/A	N/A	$58,715
		Class Z	$29,619	N/A	N/A	$29,619

DHYMBF	Distribution Plan	Class C	$121,748	N/A	N/A	$121,748
	Service Plan	Class Z	$93,587	N/A	N/A	$93,587
	Shareholder Services Plan	Class A	$114,766	N/A	N/A	$114,766
		Class C	$40,582	N/A	N/A	$40,582

DNYTEBF	Shareholder Services Plan	N/A	$506,993	N/A	N/A	$506,993

DCAMTMBF	Distribution Plan	Class C	$69,644	N/A	N/A	$69,644
	Shareholder Services Plan	Class A	$224,671	N/A	N/A	$224,671
		Class C	$23,215	N/A	N/A	$23,215
		Class Z	$355,300	N/A	N/A	$355,300

DGNMAF	Distribution Plan	Class C	[$43,905	N/A	N/A	$43,905
	Service Plan	Class Z	$710,862	$5,889	N/A	$716,751
	Shareholder Services Plan	Class A	$134,891	N/A	N/A	$134,891
		Class C	$14,635	N/A	N/A	$14,635]

DIEF	Distribution Plan	Class C	$71,586	N/A	N/A	$71,586
	Shareholder Services Plan	Class A	$184,360	N/A	N/A	$184,360
		Class C	$23,862	N/A	N/A	$23,862

DSCEF	Distribution Plan	Class C	$73,260	N/A	N/A	$73,260
	Shareholder Services Plan	Class A	$110,252	N/A	N/A	$110,252
		Class C	$24,420	N/A	N/A	$24,420

DISCF	Distribution Plan	Class C	$642	N/A	N/A	$642
	Shareholder Services Plan	Class A	$974	N/A	N/A	$974
		Class C	$214	N/A	N/A	$214

DAMCF	Distribution Plan	Class C	$45,954	N/A	N/A	$45,954
	Shareholder Services Plan	Class A	$1,264,381	N/A	N/A	$1,264,381
		Class C	$15,318	N/A	N/A	$15,318

DCAF	Shareholder Services Plan	N/A	$95,104	N/A	$3,305	$91,799

DGAF	Shareholder Services Plan	N/A	$60,480	N/A	$3,537	$56,943

DMAF	Shareholder Services Plan	N/A	$193,109	N/A	$8,962	$184,147

DSMSCGF	Distribution Plan	Class C	$2,495	N/A	N/A	$2,495
	Shareholder Services Plan	Class A	$10,520	N/A	N/A	$10,520
		Class C	$832	N/A	N/A	$832

DMLPF	Distribution Plan	Class C	$3,676	N/A	N/A	$3,676
	Shareholder Services Plan	Class A	$5,431	N/A	N/A	$5,431
		Class C	$1,225	N/A	N/A	$1,225

DSMSCVF	Distribution Plan	Class C	$752	N/A	N/A	$752
	Shareholder Services Plan	Class A	$5,679	N/A	N/A	$5,679
		Class C	$251	N/A	N/A	$251

DUSEF	Distribution Plan	Class C	$2,890	N/A	N/A	$2,890
	Shareholder Services Plan	Class A	$4,413	N/A	N/A	$4,413
		Class C	$963	N/A	N/A	$963

GNJMMMF	Shareholder Services Plan	Class A	$91,068	N/A	N/A	$91,068

GSF	Distribution Plan	Class C	$135,796	N/A	N/A	$135,796
	Shareholder Services Plan	Class A	$125,659	N/A	N/A	$125,659
		Class C	$45,265	N/A	N/A	$45,265

ISF	Distribution Plan	Class C	$156,647	N/A	N/A	$156,647
	Shareholder Services Plan	Class A	$284,692	N/A	N/A	$284,692
		Class C	$52,216	N/A	N/A	$52,216

OFFERING PRICE
 (Class A shares only)
Set forth below is an example of the method of computing the offering price of each fund's Class A shares.  The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year (initial NAV per share for BNY Mellon Absolute Insight Multi-Strategy Fund).  Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below.  See the prospectus and "How to Buy Shares" in Part II of this SAI.
Fund	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

BNYMAIMSF	$12.50	5.75% of offering price (6.10% of NAV per share)	$0.76	$13.26
DAMCF	$55.36	5.75% of offering price (6.10% of NAV per share)	$3.38	$58.74
DAFMBF	$14.02	4.50% of offering price (4.71% of NAV per share)	$0.66	$14.68
DHYMBF	$11.63	4.50% of offering price (4.71% of NAV per share)	$0.55	$12.18
DCAMTMBF	$15.22	4.50% of offering price (4.71% of NAV per share)	$0.72	$15.94
DGNMAF	[$15.40	4.50% of offering price (4.71% of NAV per share)	$0.73	$16.13]
DIEF	$32.37	5.75% of offering price (6.10% of NAV per share)	$1.97	$34.34
DISCF	$13.26	5.75% of offering price (6.10% of NAV per share)	$0.81	$14.07
DSCEF	$25.40	5.75% of offering price (6.10% of NAV per share)	$1.55	$26.95
DSMSCGF	$24.84	5.75% of offering price (6.10% of NAV per share)	$1.52	$26.36
DSMSCVF	$22.02	5.75% of offering price (6.10% of NAV per share)	$1.34	$23.36
DMLPF	$8.32	5.75% of offering price (6.10% of NAV per share)	$0.51	$8.83
DUSEF	$19.77	5.75% of offering price (6.10% of NAV per share)	$1.21	$20.98
GSF	$18.66	5.75% of offering price (6.10% of NAV per share)	$1.14	$19.80
ISF	$14.66	5.75% of offering price (6.10% of NAV per share)	$0.89	$15.55

RATINGS OF MUNICIPAL BONDS
The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:
Fitch	Moody's	S&P	DMBF	DIMBF	DAFMBF	DHYMBF	DNYTEBF	DCAMTMBF
AAA	Aaa	AAA	6.9%	6.8%	5.0%	3.4%	17.3%	3.6%
AA	Aa	AA	54.8%	60.2%	49.5%	14.2%	63.0%	72.1%
A	A	A	28.6%	25.3%	34.1%	13.0%	11.5%	11.0%
BBB	Baa	BBB	6.2%	6.1%	5.4%	24.2%	3.4%	6.3%
BB	Ba	BB	0.9%	0.1%	0.7%	13.5%	2.4%	0.8%
B	B	B	0.7%	-	0.8%	9.4%	0.8%	3.3%
CCC	Caa	CCC	-	-	-	-	-	-
CC	Ca	CC	-	-	-	-	-	-
D	C	D	-	-	-	-	-	-
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1	0.3%(1)	0.4%(3)	0.3%	0.2%	0.0%	0.0%(8)
Not Rated	Not Rated	Not Rated	1.6%(2)	1.1%(4)	4.2%	22.1%(6)	1.6%(7)	2.9%(9)
Total			100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(1)	Includes tax exempt notes rated in one of the two highest rating categories by a Rating Agency. These securities, together with Municipal Bonds rated A or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 75% minimum quality standard.
(2)	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.4%); A/A (0.4%); Ba/BB (0.2%) and D/D (0.6%).
(3)	Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Bonds rated A or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 80% minimum quality standard.
(4)	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.6%); Ba/BB (0.4%) and D/D (0.1%).
(5)	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities rated in the following rating categories: Aaa/AAA (1.7%); A/A (0.5%); Baa/BBB (1.3%) and Ba/BB (0.7%).
(6)	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.4%); A/A (0.9%); Baa/BBB (5.7%); Ba/BB (11.0); B/B (1.3%) and D/D (2.8%).
(7)	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.5%), A/A (0.5%), Ba/BB (0.1%) and D/D (0.5%).
(8)	Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Bonds rated Baa or better by a Rating Agency, are taken into account at the time of purchase for purposes of determining that the fund's portfolio meets the 80% minimum quality standard.
(9)	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (0.7%); Baa/BBB (0.8%), Ba/BB (0.5%), and B/B (0.9%).
RATINGS OF MUNICIPAL OBLIGATIONS
(money market funds)
The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:
Fitch	Moody's	S&P	GNJMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	58.1%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	0.0%
AAA/AA	Aaa/Aa	AAA/AA	16.4%
Not Rated	Not Rated	Not Rated	25.5%*
Total			100.0%
*Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the F-1/MIG 1/SP-1/rating category.
SECURITIES OF REGULAR BROKERS OR DEALERS
A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year:  (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities.  The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:
Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMBF	N/A*	N/A

DIMBF	N/A	N/A

DAFMBF	N/A	N/A

DHYMBF	N/A	N/A

DNYTEBF	N/A	N/A

DCAMTMBF	N/A	N/A

DGNMAF	[N/A	N/A]

DIEF	N/A	N/A

DSCEF	N/A	N/A

DAMCF	N/A	N/A

DCAF	N/A	N/A

DGAF	N/A	N/A

DMAF	N/A	N/A

DSMSCGF	N/A	N/A

DSMSCVF	Cowen & Company, LLC	$2,135,000

DUSEF	N/A	N/A

GNJMMMF	N/A	N/A

GSF	N/A	N/A

ISF	N/A	N/A
*N/A = Not Applicable.
COMMISSIONS
The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years were as follows:
	2016 Fiscal Year	2015 Fiscal Year	2014 Fiscal Year
Fund	Commissions	Commissions	Commissions
DGNMAF		$6,830	$7,032

	2015 Fiscal Year	2014 Fiscal Year	2013 Fiscal Year
Fund	Commissions	Commissions	Commissions
DCAMTMBF	N/A	N/A	N/A
DNYTEBF	N/A	N/A	N/A
DIMBF	N/A	N/A	N/A
DSMSCGF	$1,435,330	$1,061,483	$800,718
DHYMBF	N/A	N/A	N/A
DAFMBF	N/A	N/A	N/A
DCAF	N/A	N/A	N/A
DGAF	N/A	N/A	N/A
DMAF	N/A	N/A	N/A
DMBF	N/A	N/A	N/A
DIEF	$647,204	$513,584	$293,916
DSCEF	$95,040	$129,912	$191,511
DISCF	$976,532	N/A	N/A
DMLPF	$39,714	N/A	N/A
DSMSCVF	$1,022,597	$1,147,698	$942,436
DUSEF	$215,783	$197,056	$172,426
GNJMMMF	N/A	N/A	N/A
GSF	$633,577	$368,601	$705,580
ISF	$951,200	$1,002,228	$786,591
DAMCF	$226,110	$256,384	$230,349
The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DHYMBF	N/A
DNYTEBF	N/A
DCAMTMBF	N/A
DGNMAF	[N/A]
DIEF	The fund experienced volatile asset flows from 2013 to 2015.
DSCEF	The fund experienced a decrease in assets from 2013 to 2015.
DISCF	The fund commenced operations on January 30, 2015.
DAMCF	N/A
DCAF	N/A
DGAF	N/A
DMAF	N/A
DMLPF	N/A
DSMSCGF	The fund experienced a significant increase in assets from 2013 to 2015.
DSMSCVF	N/A
DUSEF	N/A
GNJMMMF	N/A
GSF	The fund experienced a significant decrease in assets from 2014 to 2015.
ISF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:
Fund	Transactions	Related Commissions

DMBF	N/A	N/A
DIMBF	N/A	N/A
DAFMBF	N/A	N/A
DHYMBF	N/A	N/A
DNYTEBF	N/A	N/A
DCAMTMBF	N/A	N/A
DGNMAF	[N/A	N/A]
DIEF	$409,146,070	$535,712
DSCEF	$54,283,959	$63,125
DISCF	$318,653,670	$509,373
DAMCF	N/A	N/A
DCAF	N/A	N/A
DGAF	N/A	N/A
DMAF	N/A	N/A
DMLPF	$17,880,163	$17,264
DSMSCGF	$1,087,639,868	$1,188,984
DSMSCVF	$555,308,855	$656,089
DUSEF	$78,065,105	$70,264
GNJMMMF	N/A	N/A
GSF	$57,677,979	$56,906
ISF	$84,772,125	$100,946

The approximate aggregate amounts of commissions paid by each fund to any Affiliated Broker for its last three fiscal years were as follows, along with the Affiliated Broker's relationship to the fund:1
	2016 Fiscal Year		2015 Fiscal Year		2014 Fiscal Year
Fund	Broker	Commissions	Broker	Commissions	Broker	Commissions
DGNMAF			N/A	N/A	N/A	N/A

Fund	2015 Fiscal Year		2014 Fiscal Year		2013 Fiscal Year

DIMBF	N/A	N/A	N/A	N/A	N/A	N/A
DNYTEBF	N/A	N/A	N/A	N/A	N/A	N/A
DSMSCGF	N/A	N/A	N/A	N/A	ConvergEx[2]	$281
DCAMTMBF	N/A	N/A	N/A	N/A	N/A	N/A
DIEF	N/A	N/A	N/A	N/A	N/A	N/A
DSCEF	N/A	N/A	N/A	N/A	N/A	N/A
DISCF	N/A	N/A	N/A	N/A	N/A	N/A
DMLPF	N/A	N/A	N/A	N/A	N/A	N/A
DSMSCVF	N/A	N/A	ConvergEx[2]	$36,526	ConvergEx[2]	$57,287
DUSEF	N/A	N/A	N/A	N/A	N/A	N/A
GNJMMMF	N/A	N/A	N/A	N/A	N/A	N/A
GSF	N/A	N/A	N/A	N/A	N/A	N/A
ISF	N/A	N/A	N/A	N/A	N/A	N/A
DAMCF	N/A	N/A	N/A	N/A	N/A	N/A
DAFMBF	[N/A	N/A	N/A	N/A	N/A	N/A
DCAF	N/A	N/A	N/A	N/A	N/A	N/A
DGAF	N/A	N/A	N/A	N/A	N/A	N/A
DHYMBF	N/A	N/A	N/A	N/A	N/A	N/A
DMAF	N/A	N/A	N/A	N/A	N/A	N/A
DMBF	N/A	N/A	N/A	N/A	N/A	N/A]

[1]	In addition, Unaffiliated Brokers cleared transactions through clearing brokers affiliated with BNY Mellon. The funds paid no fees directly to affiliated clearing brokers.
[2]	ConvergEx Execution Solutions, LLC ("ConvergEx") is an affiliate of the Manager.
The following is the percentage of each fund's aggregate commissions paid to each Affiliated Broker and the percentage of the fund's aggregate dollar amount of transactions involving the payment of commissions effected through such Affiliated Broker during the most recent fiscal year:
Fund	Affiliated Broker	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Broker	Percentage of Aggregate Dollar Amount of Transactions Involving Payment of Commissions Effected Through Affiliated Broker

DMBF	N/A	N/A	N/A

DIMBF	N/A	N/A	N/A

DAFMBF	N/A	N/A	N/A

DHYMBF	N/A	N/A	N/A

DNYTEBF	N/A	N/A	N/A

DCAMTMBF	N/A	N/A	N/A

DGNMAF	[N/A	N/A	N/A]

DIEF	N/A	N/A	N/A

DSCEF	N/A	N/A	N/A

DISCF	N/A	N/A	N/A

DAMCF	N/A	N/A	N/A

DCAF	N/A	N/A	N/A

DGAF	N/A	N/A	N/A

DMAF	N/A	N/A	N/A

DMLPF	N/A	N/A	N/A

DSMSCGF	N/A	N/A	N/A

DSMSCVF	N/A	N/A	N/A

DUSEF	N/A	N/A	N/A

GNJMMMF	N/A	N/A	N/A

GSF	N/A	N/A	N/A

ISF	N/A	N/A	N/A

PORTFOLIO TURNOVER VARIATION
 (not applicable to money market funds)
Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus.  The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).
Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DMBF	N/A
DIMBF	N/A
DAFMBF	N/A
DHYMBF	N/A
DNYTEBF	N/A
DCAMTMBF	N/A
DGNMAF	[N/A ]
DIEF	N/A
DSCEF	N/A
DISCF	N/A
DAMCF	N/A
DCAF	N/A
DGAF	N/A
DMAF	N/A
DMLPF	N/A
DSMSCGF	N/A
DSMSCVF	The fund experienced an increase in portfolio turnover in the 2014 fiscal year, primarily as a result of the addition of a Sub-Adviser.
DUSEF	N/A
GSF	N/A
ISF	N/A

SHARE OWNERSHIP
The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities.  A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund.  All information for a fund is as of the date indicated for the first listed class.  Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding as of the date indicated below.
Date	Fund	Class	Name & Address	Percent Owned

December 9, 2015	DMBF	N/A	National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	5.3240%

September 8, 2015	DIMBF	N/A	Charles Schwab & Co., Inc. Attn.: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.0664%

December 9, 2015	DAFMBF	Class A	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	9.8369%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.3386%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.5436%

			American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit MI, 48226-3360	5.8110%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	5.0728%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	28.0893%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	18.0247%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	12.0681%

			American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit MI, 48226-3360	10.0780%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.5137%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.5933%

		Class I	Charles Schwab & Company Inc. Attn: Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	26.5166%

			J.P. Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	22.6124%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	12.4616%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	11.9747%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.3087%

			Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	6.1346%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

		Class Z	National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	7.2462%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.6406%

December 9, 2015	DHYMBF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	20.0441%

			American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	16.6519%

			Rodney P. Swantko Chicago, IL	11.4521%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.3457%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	7.0853%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.5367%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	42.5046%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	17.1734%

			American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	16.3851%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310	8.0283%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246	32.8075%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	25.5693%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103	15.5759%

			Raymond James Financial Inc. Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716-1102	12.0346%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310	6.0351%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.9093%

		Class Y	SEI Private Trust Mutual Fund Administration 1 Freedom Valley Drive Oaks, PA 19456-9989	99.9800%

		Class Z	American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	14.0675%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.8798%

September 8, 2015	DNYTEBF	N/A	Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.4263%

September 8, 2015	DCAMTMBF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	17.1135%

			Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.5211%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.6891%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.6243%

			UBS WM USA 499 Washington BLVD Jersey City NJ 07310-1995	5.8153%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	35.5600%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	34.3777%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	8.5793%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7.4527%

			J.P. Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	6.9866%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	36.6236%

			First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	24.5488%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14.3793%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310	10.4009%

			Charles Schwab & Company Inc. 101 Montgomery Street San Francisco CA 94104-4151	8.0019%

		Class Y	SEI Private Trust Mutual Fund Administration 1 Freedom Valley Drive Oaks, PA 19456-9989	100.0000%

		Class Z	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	8.6346%
[August 4, 2015	DGNMAF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	10.8553%
	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.5535%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.1408%

Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	19.6842%

	National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	16.3285%

	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	13.2197%

	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	10.7545%

	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.2572%

	Stifel Nicolaus & Company Incorporated 501 North Broadway St. Louis, MO 63102-2188	6.5048%

	Morgan Stanley & Company Harborside Financial Center Plaza, 3rd Floor Jersey City, NJ 07311	5.6772%
Class Z	None	N/A]
January 4, 2016	DIEF	Class A	American Enterprise Investment Services The Dime Building 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	24.4703%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	15.0043%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.7758%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	5.1811%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	33.3143%

			Morgan Stanley & Company Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	20.5353%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	13.8656%

			American Enterprise Investment Services The Dime Building 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	11.8345%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.9535%

		Class I	Morgan Stanley & Company Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	20.5999%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	15.1874%

			Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	11.3069%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	10.4650%

			RBC Capital Markets LLC 510 Marquette Avenue South Minneapolis, MN 55402-1110	9.4513%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	7.1261%
			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.5157%

		Class Y	Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue, 7th Floor New York, NY 10166-0090	98.8868%

January 4, 2016	DSCEF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.7988%

			American Enterprise Investment Services The Dime Building 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	15.6847%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	9.6682%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	8.1409%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	7.1662%

		Class C	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	17.5772%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	14.6240%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	13.3951%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.4765%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.4864%

			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	7.1367%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	6.9372%

			American Enterprise Investment Services The Dime Building 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	5.4673%

		Class I	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	17.6125%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	16.2382%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	15.5500%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	12.1883%

			Lincoln Retirement Services Company P.O. Box 7876 Fort Wayne, IN 46801-7876	8.6634%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.3965%

February 5, 2016	DISCF	Class A	Sean Fitzgibbon West Newton, MA	48.1499%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	16.6570%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.2457%

			James A. Lydotes & Laura C. Lydotes Belmont, MA	8.1184%

		Class C	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

		Class I	SEI Private Trust Company Attn. Mutual Funds Department 1 Freedom Valley Drive Oaks, PA 19456	70.0661%

			Bank of America, N.A. P.O. Box 831575 Dallas, TX 75283-1575	7.7653%

		Class Y	SEI Private Trust Company Attn. Mutual Funds Department 1 Freedom Valley Drive Oaks, PA 19456	97.4637%

April 4, 2016	DAMCF	Class A	National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	6.3005%

			Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	5.5527%

		Class C	Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	17.7704%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	14.7397%

			American Enterprise Investment Services 719 Griswold Street Detroit, MI 48226-3360	14.2070%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	10.6779%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	10.5724%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.3333%

		Class I	UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	27.0210%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	23.0033%

			MLPF & S For the Sole Benefit of Its Customers 4800 Deer Lake Jacksonville, FL 32246-6484	20.3257%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.3107%
			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.0580%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	18.302%

December 9, 2015	DCAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.0129%

December 9, 2015	DGAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	26.7351%

December 9, 2015	DMAF	N/A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	36.0001%

March 4, 2016	DMLPF	Class A	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	69.0767%

			Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202-5391	25.6371%

		Class C	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	99.2634%

		Class I	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	88.1726%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11.4620%

		Class Y	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	77.6528%

			SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	14.2115%

			The Boston Company Asset Management LLC 1 Boston Place Boston, MA 02108-4407	8.1356%

September 8, 2015	DSMSCGF	Class A1	UBS WM USA 499 Washington BLVD Jersey City, NJ 07310-1995	40.8416%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	18.3402%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	13.1027%

		Class C	Raymond James Financial Inc. Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716-1102	41.2175%

			American Enterprise Investment Services 2003 Ameriprise Financial Center Minneapolis, MN 55474-0020	28.6070%

			Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	26.8897%

		Class I	Charles Schwab & Co., Inc. Attn.: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	53.2077%

			PIMS/Prudential Retirement 52 Sunrise Park Road New Hampton NY 10958	7.8071%

			The Bank of New York Mellon PO Box 3198 Pittsburgh, PA 15230-3198	5.5328%

		Class Y	SEI Private Trust Company Attn. Mutual Funds Department 1 Freedom Valley Drive Oaks, PA 19456	97.2410%

March 4, 2016	DSMSCVF	Class A2	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	24.1405%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	15.6513%

			American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	13.3203%

			J.P. Morgan Clearing Corporation 3 Chase Metrotech Center Brooklyn, NY 11245-0001	10.9299%

			Keith Stransky Norwalk, CT	8.9065%

		Class C	American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	56.9536%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	18.7266%

			Stifel, Nicolaus & Co. Incorporated One Financial Plaza 501 North Broadway Saint Louis, MO 63102-2188	14.5322%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	8.4079%

		Class I	SEI Private Trust Company Attn.: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	31.4130%

			Charles Schwab & Company Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	17.9425%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	7.8932%

			BNY Mellon P.O. Box 3198 Pittsburgh, PA 15230-3198	7.5709%

			Wells Fargo Bank of Minnesota NA P.O. Box 560067 Charlotte, NC 28256-0067	6.7436%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.5465%

		Class Y	SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	98.0424%

March 4, 2016	DUSEF	Class A	American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	18.3173%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.7741%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.9565%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	8.1418%

			Diane Durnin New York, NY	5.2697%

			Alfred Deckert Lander, WY	5.0812%

		Class C	American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	23.3236%
			Eric Kruman Pittsburgh, PA	16.5678%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.4945%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	14.7379%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	10.6250%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	7.3235%

		Class I	Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	24.5156%

			SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	23.0267%

			Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716-1102	13.1969%

			BMO Harris Bank, N.A. Attn: Mutual Funds Dept. 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	9.1832%

			Great-West Trust Co. 8525 E Orchard Road, 2T2 Greenwood Village, CO 80111	9.0162%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.0012%

		Class Y	SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	97.9135%
March 4, 2016	GNJMMMF	Class A	Stifel, Nicolaus & Co., Incorporated 501 North Broadway St. Louis MO, 63102-2131	27.5950%

			Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	13.0878%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.8658%

			Bost & Co. P.O. Box 534005 Pittsburgh, PA 15253-4005	8.8424%

March 4, 2016	GSF	Class A3	American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	43.1208%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	10.9323%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.9149%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	21.6302%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	18.6105%
			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	14.2337%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	13.6501%

			American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	11.9164%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	8.5829%

		Class I	Wells Fargo Bank of Minnesota NA P.O. Box 560067 Charlotte, NC 28256-0067	21.0442%

			National Financial Services Attn.: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	13.1280%

			JP Morgan Chase Bank 4 New York Plaza, 12th Floor New York, NY 10004-2413	7.2537%

			BNY Mellon P.O. Box 3198 Pittsburgh, PA 15230-3198	6.6971%

			Charles Schwab & Company Incorporated 101 Montgomery Street San Francisco, CA 94104-4151	6.3290%

			Goldman Sachs & Co. 295 Chipeta Way Salt Lake City, UT 84108-1285	5.1788%

		Class Y	SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	81.1237%

			Metropolitan Transportation Authority (MTA) Retiree Welfare Benefits Plan 314 Madison Avenue, 3rd Floor New York, New York 10017-3705	11.0218%

March 4, 2016	ISF	Class A	American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	48.5907%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2502	15.0922%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.5673%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	29.6678%

			Morgan Stanley & Company Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	26.6292%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	9.7274%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	9.0814%

			American Enterprise Investment Services 719 Griswold Street, Suite 1700 Detroit, MI 48226-3360	9.0789%

			Raymond James Financial Inc. Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.2259%

		Class I	National Financial Services Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	29.1166%

			BNY Mellon P.O. Box 3198 Pittsburgh, PA 15230-3198	16.3319%

			Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	13.1010%

			Wells Fargo Bank of Minnesota NA P.O. Box 560067 Charlotte, NC 28256-0067	6.1261%

			PNC Bank NA Fifth & Wood Street Pittsburgh, PA 15265-0001	5.3819%

			SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	5.0571%
		Class Y	SEI Private Trust Company Attn: Mutual Funds Department One Freedom Valley Drive Oaks, PA 19456-9989	49.1637%

			Edward D. Jones &Co. Attn: Terrence Spencer 12555 Manchester Road St. Louis, MO 63131-3729	35.1460%

			Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue, 7th Floor New York, NY 10166-0090	15.5583%

[1]	As of September 8, 2015, board members and officers, as a group, owned 1.73% of the fund's Class A shares outstanding.
[2]	As of March 10, 2015, board members and officers, as a group, owned 2.43% of the fund's Class A shares outstanding.
[3]	As of March 10, 2015, board members and officers, as a group, owned 2.42% of the fund's Class A shares outstanding.

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Manager or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.
PART II
HOW TO BUY SHARES
See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.
Investment Minimums
The minimum initial investment in Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Municipal Bond Fund, Dreyfus New York Tax Exempt Bond Fund and General New Jersey Municipal Money Market Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.
The minimum initial investment for each fund is $1,000 for full-time or part-time employees of Dreyfus or any of its affiliates, directors of Dreyfus, board members of a fund advised by Dreyfus, or the spouse or minor child of any of the foregoing.
The minimum initial investment for each fund, except Dreyfus Active MidCap Fund and Dreyfus AMT-Free Municipal Bond Fund, is $50 for full-time or part-time employees of Dreyfus or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.
Shares of each fund, except Dreyfus New York Tax Exempt Bond Fund, are offered without regard to the minimum initial or subsequent investment requirement to investors purchasing fund shares through wrap fee accounts or other fee based programs.
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, Dreyfus MLP Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.
Information Regarding the Offering of Share Classes
The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as described below.  Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients.  Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent.  To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the prospectus or this SAI, you may need to open a fund account directly with the Distributor.  Please consult your Service Agent.
Former Class B Shares of Certain Funds.  On March 13, 2012, outstanding Class B shares of Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund converted to Class A shares.
Class T Shares of Certain Funds.  Dreyfus Active MidCap Fund, Dreyfus International Equity Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund each offered Class T shares prior to February 4, 2009.
Class I Shares of Certain Funds.  Holders of Class I shares of Dreyfus Active MidCap Fund who have held their shares since June 5, 2003 may purchase directly through the Distributor, for fund accounts maintained with the Distributor, Class I shares of the fund whether or not they would otherwise be eligible to do so.
Class Z Shares of Certain Funds. Shareholders of Dreyfus California AMT-Free Municipal Bond Fund who received Class Z shares of the fund in exchange for their shares of General California Municipal Bond Fund, Dreyfus California Municipal Income or Dreyfus California Intermediate Municipal Bond Fund as a result of the reorganization of such funds (each a "Reorganized Fund") may purchase directly through the Distributor, for fund accounts maintained with the Distributor, Class Z shares of the fund.
Certain broker-dealers and other financial institutions maintaining accounts with Dreyfus AMT-Free Municipal Bond Fund on March 30, 2003, or maintaining accounts with Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund or Dreyfus High Yield Municipal Bond Fund on the date such fund's shares were classified as Class Z shares (or with a Reorganized Fund at the time of the reorganization of such fund) may open new accounts in Class Z of the respective fund on behalf of "wrap accounts" or similar programs and, with respect to Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus GNMA Fund only, may open new accounts in Class Z of the fund on behalf of qualified Retirement Plans.
Class Z shares of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund and Dreyfus GNMA Fund are offered to certain funds in The Dreyfus Family of Funds.
Class A
General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares—Class A."
For shareholders who beneficially owned Class A shares of Dreyfus Premier Aggressive Growth Fund on December 31, 1995 and who received Class A shares of Dreyfus Active MidCap Fund (formerly, Dreyfus New Leaders Fund) as a result of the merger of such fund into Dreyfus Active MidCap Fund on March 28, 2003, the public offering price for Class A shares of Dreyfus Active MidCap Fund purchased directly through the Distributor, for fund accounts maintained with the Distributor, is the net asset value per share of Class A plus a sales load as shown below:
Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $100,000	3.00	3.09	2.75
$100,000 to less than $250,000	2.75	2.83	2.50
$250,000 to less than $500,000	2.25	2.30	2.00
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of Multi-Class Funds, including Dreyfus Active MidCap Fund, purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.  A CDSC will not be assessed against such Class A shares purchased directly through the Distributor by a shareholder of a Multi-Class Fund who beneficially owned Class A shares of such fund on the date indicated below.
Class A Shares Offered at Net Asset Value.  For shareholders of Dreyfus Active MidCap Fund (formerly, Dreyfus New Leaders Fund) who beneficially owned shares of the fund since November 25, 2002, the public offering price for Class A shares of Dreyfus Active MidCap Fund purchased directly through the Distributor, for accounts maintained with the Distributor, is the net asset value per share of that class.

For shareholders of Dreyfus Aggressive Growth Fund who received Class A shares of Dreyfus Active MidCap Fund (formerly, Dreyfus New Leaders Fund) as a result of the merger of such fund into Dreyfus Active MidCap Fund on March 28, 2003, the public offering price for Class A shares of Dreyfus Active MidCap Fund purchased directly through the Distributor, for accounts maintained with the Distributor, is the net asset value per share of that class.

Class A shares of Dreyfus Active MidCap Fund may be purchased directly through the Distributor at net asset value without a sales load by participants in a health savings account program, provided that the health savings account program maintains a fund account with the Distributor.  Health savings accounts are flexible accounts that provide employers and/or employees covered under qualified high deductible health plans the ability to make contributions to special savings accounts generally without federal or state tax consequences.

If you are a shareholder of a Multi-Class Fund listed above who beneficially owned Class A shares of such fund on the date indicated and would like to purchase additional shares of the fund at net asset value without a sales load, you must let the Distributor know at the time of purchase that you qualify for such a waiver of the sales load.  If you do not let the Distributor know that you are eligible for a waiver, you may not receive the waiver to which you are otherwise entitled.  In order to receive a waiver, you may be required to provide the Distributor with evidence of your qualification for the waiver, such as records regarding shares of the Multi-Class Fund held in accounts with a Service Agent, other financial intermediaries, or the Distributor.

HOW TO REDEEM SHARES
See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.
Fund	Services*
Dreyfus Conservative Allocation Fund Dreyfus Growth Allocation Fund Dreyfus Moderate Allocation Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus Intermediate Municipal Bond Fund Dreyfus Municipal Bond Fund Dreyfus New York Tax Exempt Bond Fund General New Jersey Municipal Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus High Yield Municipal Bond Fund	Checkwriting Privilege (Class Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund	Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
BNY Mellon Absolute Insight Multi-Strategy Fund
Dreyfus Active MidCap Fund
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
Dreyfus MLP Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
 International Stock Fund
Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
__________________
*	Institutional Direct accounts are not eligible for online services.

SHAREHOLDER SERVICES
The following shareholder services apply to the funds.  See "Additional Information About Shareholder Services" in Part III of this SAI for more information.
Fund	Services*
BNY Mellon Absolute Insight Multi-Strategy Fund
Dreyfus Active MidCap Fund
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
Dreyfus MLP Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
 International Stock Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Dreyfus Automatic Withdrawal Plan
Letter of Intent
 Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Conservative Allocation Fund Dreyfus Moderate Allocation Fund Dreyfus Growth Allocation Fund
Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Dreyfus Automatic Withdrawal Plan
 Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Intermediate Municipal Bond Fund Dreyfus Municipal Bond Fund Dreyfus New York Tax Exempt Bond Fund General New Jersey Municipal Money Market Fund
Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
 Dreyfus Automatic Withdrawal Plan

Dreyfus AMT-Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund Dreyfus GNMA Fund Dreyfus High Yield Municipal Bond Fund
Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Dreyfus Automatic Withdrawal Plan
 Letter of Intent

__________________
*	Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described below. Institutional Direct accounts are not eligible for online services.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS
The following Plans apply to the funds.  See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.
Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
BNY Mellon Absolute Insight Multi-Strategy Fund
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund
Dreyfus California AMT-Free Municipal Bond Fund
Dreyfus GNMA Fund
Dreyfus High Yield Municipal Bond Fund
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
Dreyfus MLP Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
 International Stock Fund
	Class C	Distribution Plan (12b-1)
The fund pays the Distributor 0.75% for distributing these shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

BNY Mellon Absolute Insight Multi-Strategy Fund
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund
Dreyfus California AMT-Free Municipal Bond Fund
Dreyfus GNMA Fund
Dreyfus High Yield Municipal Bond Fund
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
Dreyfus MLP Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
 International Stock Fund
	Class A Class C	Shareholder Services Plan (servicing)
The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes.  Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.  Pursuant to the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Conservative Allocation Fund Dreyfus Growth Allocation Fund Dreyfus Moderate Allocation Fund	N/A
Dreyfus AMT Free Municipal Bond Fund Dreyfus California AMT-Free Municipal Bond Fund	Class Z	Shareholder Services Plan (servicing)
The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services.  These services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Dreyfus Intermediate Municipal Bond Fund Dreyfus Municipal Bond Fund Dreyfus New York Tax Exempt Bond Fund	N/A
General New Jersey Municipal Money Market Fund	Class A	Shareholder Services Plan (servicing)
The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services.  These services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

Dreyfus High Yield Municipal Bond Fund	Class Z	Service Plan (12b-1)
The fund reimburses the Distributor an amount not to exceed 0.25% for expenses incurred in distributing these shares, servicing shareholder accounts and advertising and marketing.  The Distributor may pay one or more Service Agents in respect of these services and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus GNMA Fund	Class Z	Service Plan (12b-1)
The fund reimburses the Distributor an amount not to exceed 0.20% for distributing these shares, servicing shareholder accounts and advertising and marketing.  The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determine the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  Pursuant to the Plan, Class Z shares bear (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

______________
*	As applicable to the funds listed (not all funds have all classes shown).
**	The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.
***	Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

CERTAIN INFORMATION ABOUT UNDERLYING FUNDS
(Funds of Funds only)
The Funds of Funds each invests all or substantially all of its investable assets in Underlying Funds, which are briefly described below.  Risks of certain investments referred to below are described in Part III of this SAI under "Investments, Investment Techniques and Risks—All Funds Other Than Money Market Funds," and information about Sub-Advisers also is provided in Part III of this SAI.  Additional information about each Underlying Fund is available in the Underlying Fund's prospectus and SAI.  To obtain a copy of an Underlying Fund's prospectus and/or SAI, please call your financial adviser, or write to the Underlying Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).
Unless otherwise stated, Dreyfus is each Underlying Fund's investment adviser, and certain Underlying Funds also have one or more Sub-Advisers as stated below.  Except for Dreyfus Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Absolute Return Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund and Dreyfus Select Managers Small Cap Value Fund, each Underlying Fund is a diversified fund.  Additionally, except for Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus International Bond Fund, Dreyfus International Equity Fund, Dreyfus/Newton International Equity Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund and Dreyfus U.S. Equity Fund, each Underlying Fund's investment objective is a Fundamental Policy as defined below under "Investment Restrictions."
Equity Investments
U.S. Large Cap
Dreyfus Appreciation Fund.  The fund seeks long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal.
To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks.  The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.  These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.  Multinational companies may be subject to certain of the risks involved in investing in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.).  In choosing stocks, the fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer.  Using fundamental analysis, the fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries.  The fund also may invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects.
In addition to direct investments, the fund may invest in securities of foreign companies in the form of U.S. dollar-denominated ADRs.
The fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover rate of 15%.  A low portfolio turnover rate helps reduce the fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.
Sarofim & Co. serves as the fund's Sub-Adviser.
Dreyfus Disciplined Stock Fund.  The fund seeks capital appreciation.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The fund focuses on stocks of large-cap companies with market capitalizations of $5 billion or more at the time of purchase.  The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor's 500(R) Composite Stock Price Index.
Dreyfus Research Growth Fund.  The fund seeks long-term capital growth consistent with the preservation of capital.  Current income is a secondary goal.
To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks.  The fund may invest up to 25% of its assets in foreign securities.
The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.  As the fund's portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, determine the fund's allocations among market sectors.  The fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000(R) Growth Index, the fund's benchmark.
The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.
Dreyfus Strategic Beta U.S. Equity Fund.  The fund seeks long-term capital appreciation.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies.  The fund considers U.S. companies to be those companies organized or with their principal place of business, or majority of assets or business, in the United States.  The fund generally will hold stocks that have market capitalizations in excess of $4 billion, to the extent that this is consistent with market conditions.  The fund's benchmark is the Standard & Poor's(R) 500 Composite Stock Price Index, a free float-adjusted, market capitalization-weighted index of 500 common stocks chosen to reflect the industries of the U.S. economy.
Mellon Capital serves as the fund's Sub-Adviser.
Dreyfus Strategic Value Fund.  The fund seeks capital appreciation.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The fund may invest up to 30% of its assets in foreign securities.  The fund's portfolio managers identify potential investments through extensive quantitative and fundamental research.  The fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals and positive business momentum.
Dreyfus U.S. Equity Fund.  The fund seeks long-term total return.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in the United States.  The fund may invest in the securities of companies of any market capitalization.  The fund's Sub-Adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research.  The investment process begins with the screening of reported company financials.  Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis.  The fund's investment team collectively reviews and selects those stocks that meet Walter Scott's criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity.  Market capitalization and sector allocations are results of, not part of, the investment process, because the investment team's sole focus is on the analysis of and investment in individual companies.
Dreyfus BASIC S&P 500 Stock Index Fund.  The fund seeks to match the total return of the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500(R)).
To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the S&P 500(R).  To replicate index performance, the fund's portfolio managers use a passive management approach and purchase all or a representative sample of securities comprising the S&P 500(R).  The fund may also use stock index futures as a substitute for the sale or purchase of securities.  Because the fund has expenses, performance will tend to be slightly lower than that of the S&P 500(R).  The fund attempts to have a correlation between its performance and that of the S&P 500(R) of at least .95, before expenses.  A correlation of 1.00 would mean that the fund and the index were perfectly correlated.
The fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index.  The S&P 500(R) is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general.  Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.  Companies included in the S&P 500(R) generally must have market capitalizations in excess of $4 billion, to the extent consistent with market conditions.
"Standard & Poor's(R),""S&P(R),""Standard & Poor's 500(TM)" and "S&P500(R)" are trademarks of Standard and Poor's Financial Services, LLC ("Standard & Poor's") and have been licensed for use by the fund.  The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the fund.
U.S. Mid-/Small-Cap
Dreyfus Select Managers Small Cap Value Fund.  The fund seeks capital appreciation.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies.  The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000(R) Value Index, the fund's benchmark index.  The fund may invest up to 15% of its assets in foreign securities.
The fund uses a "multi-manager" approach by selecting one or more Sub-Advisers to manage the fund's assets.  The fund may hire, terminate or replace Sub-Advisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The fund's assets are currently allocated among eight Sub-Advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.
Channing, Eastern Shore, Kayne, Lombardia, Neuberger Berman, TS&W and Walthausen serve as the fund's Sub-Advisers.  EACM serves as the fund's portfolio allocation manager, responsible for evaluating and recommending Sub-Advisers for the fund.
Dreyfus Opportunistic Midcap Value Fund.  The fund seeks to surpass the performance of the Russell Midcap(R) Value Index.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase.  Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $25 billion at any given time.  The fund's portfolio managers identify potential investments through extensive quantitative and fundamental research.  The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: relative value, business health, and business momentum.
In constructing the fund's portfolio, the fund's portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers.  Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet.  The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace.  To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment.  Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company.
Dreyfus Structured MidCap Fund.  The fund seeks long-term capital growth.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P(R) Midcap 400 Index or the Russell Midcap(R) Index.
The fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process.  This process is driven by a proprietary quantitative model that measures a diverse set of characteristics of stocks to identify and rank stocks based on relative value, momentum/sentiment, and earnings quality measures.
Next, the fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure.  The fund seeks to maintain a portfolio that has exposure to industries and market capitalizations that are generally similar to those of the S&P(R) Midcap 400 Index.  Finally, within each sector and style subset, the fund will seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.
Dreyfus/The Boston Company Small/Mid Cap Growth Fund.  The fund seeks long-term growth of capital.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies.  The fund currently considers small-cap and mid-cap companies to be those with total market capitalizations that are equal to or less than the total market capitalization of the largest company included in the Russell 2500(R) Growth Index, the fund's benchmark index.  As of December 31, 2015, the market capitalization of the largest company in the index was approximately $12.06 billion.  The portfolio managers employ a growth-oriented investment style in managing the fund's portfolio, which means the portfolio managers seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth.  The portfolio managers focus on high quality companies, especially those with products or services that are believed to be leaders in their market niches.
The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.
Dreyfus Smallcap Stock Index Fund.  The fund seeks to match the performance of the Standard & Poor's(R) SmallCap 600 Index.
To pursue its goal, the fund invests in a representative sample of stocks included in the S&P(R) SmallCap 600 Index and in futures whose performance is tied to the index.  The fund expects to invest in approximately 500 or more of the stocks in the index.  However, at times, the fund may be fully invested in all the stocks that comprise the index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.
The S&P(R) SmallCap 600 Index is an unmanaged index composed of 600 domestic stocks.  Companies included in the S&P(R) SmallCap 600 Index generally have market capitalizations ranging between approximately $400 million and $1.8 billion, to the extent consistent with market conditions.
"Standard & Poor's(R)," "S&P(R)," and "Standard & Poor's(R) SmallCap 600 Index" are trademarks of Standard & Poor's Financial Services LLC, and have been licensed for use by the fund.  The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.
Dreyfus Midcap Index Fund.  The fund seeks to match the performance of the Standard & Poor's(R) MidCap 400 Index.
To pursue its goal, the fund generally is fully invested in stocks included in the S&P(R) MidCap 400 Index and in futures whose performance is tied to the index.  The fund generally invests in all 400 stocks in the S&P(R) MidCap 400 Index in proportion to their weighting in the index.
The S&P(R) MidCap 400 Index is an unmanaged index of 400 common stocks of medium-size companies.  Companies included in the S&P(R) MidCap 400 Index generally have market capitalizations ranging between approximately $1.4 billion and $5.9 billion, to the extent consistent with market conditions.
"Standard & Poor's(R)," "S&P(R)," and "Standard & Poor's(R) MidCap 400 Index" are trademarks of Standard & Poor's Financial Services LLC, and have been licensed for use by the fund.  The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.
International
Dreyfus/Newton International Equity Fund.  The fund seeks long-term growth of capital.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.  At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Index.  The fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries.
The core of the investment philosophy of Newton, an affiliate of Dreyfus and the fund's Sub-Adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context.  Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton's global analysts research investment opportunities by global sector rather than by region.
Dreyfus International Equity Fund.  The fund seeks long-term growth of capital.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that are located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Index and Canada.  The fund may invest up to 20% of its assets in securities of issuers located in emerging market countries.  The portfolio managers employ a bottom-up investment approach using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks.  The portfolio managers seek to allocate country weights generally in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur.  The portfolio managers use the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index.  The fund's stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.
The fund's investment adviser is TBCAM.  The fund's administrator is Dreyfus.
International Stock Fund.  The fund seeks long-term total return.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The fund normally invests primarily in foreign companies located in the developed markets. Examples of "developed markets" are Canada, Japan, Australia, Hong Kong and Western Europe.  The fund ordinarily invests in at least three countries and is not geographically limited in its investment selection but, at times, may invest a substantial portion of its assets in a single country.  The fund may invest in the securities of companies of any market capitalization.  The fund's Sub-Adviser, Walter Scott, seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  Walter Scott focuses on individual stock selection, building the fund's portfolio from the bottom up through extensive fundamental research.  The investment process begins with the screening of reported company financials.  Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis.  The fund's Investment Team collectively reviews and selects those stocks that meet Walter Scott's criteria and where the expected growth rate is combined with a reasonable valuation for the underlying equity.  Geographic and sector allocations are results of, not part of, the investment process, because the Investment Team's sole focus is on the analysis of and investment in individual companies.
Dreyfus International Stock Index Fund.  The fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE(R)).
To pursue its goal, the fund generally is fully invested in the stocks included in the MSCI EAFE(R) Index and in futures whose performance is tied to certain countries included in the index.  The fund generally invests in all stocks included in the index.  The fund's investments are selected to match the benchmark composition along individual name, country, and industry weighting, and other benchmark characteristics.  Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.
The MSCI EAFE(R) Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.
Emerging Markets
Dreyfus Emerging Markets Fund.  The fund seeks long-term capital growth.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies organized, or with a majority of assets or business, in emerging market countries.  In selecting stocks, the portfolio managers identify potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach.  Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on value, business health and business momentum.  The fund considers emerging market countries to be generally all countries represented by the Morgan Stanley Capital International Emerging Markets Index.
Dreyfus Global Emerging Markets Fund.  The fund seeks long-term capital appreciation.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index (MSCI(R) EM Index), the fund's benchmark index.  The MSCI(R) EM Index is a free float-adjusted, market-capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America and the Middle East.  The fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets.  The fund may invest in equity securities of companies with any market capitalization.
Newton serves as the fund's Sub-Adviser.
Dreyfus Strategic Beta Emerging Markets Equity Fund.  The fund seeks long-term capital appreciation.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The fund considers emerging market countries to be all countries represented in the fund's benchmark index, the Morgan Stanley Capital International Emerging Markets Index, a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East.
Mellon Capital serves as the fund's Sub-Adviser.
Global
Dreyfus Global Real Estate Securities Fund.  The fund seeks to maximize total return consisting of capital appreciation and current income.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity securities of companies principally engaged in the real estate sector.  The fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States).  Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies.
CenterSquare serves as the fund's Sub-Adviser.
Dreyfus Strategic Beta Global Equity Fund.  The fund seeks long-term capital appreciation.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities issued by companies located throughout the world.  Under normal market conditions, the fund will invest significantly (at least 40% of its net assets) in non-U.S. companies and will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).  The fund's benchmark is the Morgan Stanley Capital International World Index, a free float-adjusted, market capitalization-weighted index designed to measure the large-cap and mid-cap equity performance of certain developed market countries.
Mellon Capital serves as the fund's Sub-Adviser.
Fixed-Income Investments
U.S. Fixed Income
Dreyfus Intermediate Term Income Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.  These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including CMOs), floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities and foreign bonds.  Typically, the fund's portfolio can be expected to have an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years.  For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus.  The fund will focus on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers (i.e., securities issued by companies organized under the laws of countries other than the U.S. or securities issued by foreign governments), including those of issuers in emerging markets.
Dreyfus Ultra Short Income Fund.  The fund seeks high current income consistent with the maintenance of liquidity and low volatility of principal.
To pursue its goal, the fund normally invests in a broad range of U.S. dollar-denominated debt securities, including money market instruments.  The fund's investments may include: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities (including mortgage-related securities); certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; domestic and foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; inflation-indexed securities; and zero coupon securities.  The fund is designed to provide a high degree of share price stability while generating higher returns than money market funds over time and, thus, may be an investment alternative to money market funds and other fixed-income funds.  The fund is not a money market fund and is not subject to the maturity, quality, liquidity and diversification requirements applicable to money market funds.
Dreyfus GNMA Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in certificates issued by the GNMA (popularly called "Ginnie Maes"), which are debt securities guaranteed as to timely payment of principal and interest by the GNMA.  The fund may invest the remaining 20% of its net assets in other mortgage-related securities, including those issued by government-related organizations such as Fannie Mae and Freddie Mac, residential and commercial mortgage-backed securities issued by governmental agencies or private entities, and collateralized mortgage obligations.  The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.  The fund is not subject to any maturity or duration restrictions.
Dreyfus Opportunistic Fixed Income Fund.  The fund seeks to maximize total return through capital appreciation and income.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.  The fund's portfolio managers typically allocate the fund's assets among the following sectors of the fixed-income market:  (i) below investment grade (high yield) sector, (ii) the U.S. government, investment grade corporate, mortgage and asset-backed sectors, (iii) the foreign debt securities of developed markets sector, and (iv) the foreign debt securities of emerging markets sector.  The fund's portfolio managers normally allocate 0% to 70% of the fund's net assets in each of these four categories of market sectors.  The fund's fixed-income investments may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans and other floating rate securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.
The fund is managed using a blend of macro-economic, quantitative and fundamental analysis.  Through security selection and tactical allocation across fixed-income asset classes and sectors, countries and currencies, the portfolio managers seek to construct a portfolio comprised of the best opportunities to produce absolute returns with low correlation with, and less volatility than, major markets over the long term.
Although the fund may invest in or have investment exposure to individual bonds of any maturity or duration and there are no restrictions on the dollar-weighted average maturity of the fund's portfolio, the average effective duration of the fund's portfolio typically will range between negative three (-3) and seven (7) years.
Dreyfus High Yield Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by Dreyfus.  The fund's portfolio may include various types of fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers.
In choosing securities, the fund's portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements.  The fund's investment process involves a "top down" approach to security selection.  The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management.  The fund also looks for companies that are under-leveraged, have positive free cash flow, and are self-financing.  There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed-income securities the fund may purchase.
Dreyfus Bond Market Index Fund.  The fund seeks to match the total return of the Barclays U.S. Aggregate Index.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Barclays U.S. Aggregate Bond Index (or other instruments with similar economic characteristics).  In seeking to match index performance, the manager uses a passive management approach and purchases all or a representative sample of the bonds comprising the Barclays U.S. Aggregate Bond Index.  Because the fund has expenses, performance will tend to be slightly lower than that of the index.  To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.  The fund attempts to have a correlation between its performance and that of the Barclays U.S. Aggregate Bond Index of at least .95 before expenses.  A correlation of 1.00 would mean that the fund and the index were perfectly correlated.
The fund's investments are selected by a "sampling" process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the index.  By using this sampling process, the fund typically will not invest in all of the securities in the index.
The Barclays U.S. Aggregate Bond Index is a broad-based, unmanaged index that covers the U.S. dollar-denominated, investment grade (Baa/BBB or higher), fixed-rate, taxable bond market.  The index includes bonds from the U.S. Treasury, U.S. government-related, corporate, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities sectors.  Although most of the securities in the index are issued by the U.S. Treasury and other U.S. government and agency issuers, the index may include dollar-denominated bonds issued by foreign issuers in which the fund may invest to the extent the index contains such securities.  Barclays is not affiliated with the fund, and it does not sell or endorse the fund, nor does it guarantee the performance of the fund or the index.
Dreyfus Inflation Adjusted Securities Fund.  The fund seeks returns that exceed the rate of inflation.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities.  These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.  The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond.  Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon.
The fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities.  To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation which are rated investment grade or the unrated equivalent as determined by Dreyfus.  Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.
The fund seeks to keep the average effective duration of its portfolio at two to ten years.  The fund may invest in individual fixed-income securities of any maturity or duration.  The fund may adjust its portfolio holdings or average effective duration based on actual or anticipated changes in interest rates or credit quality.
U.S. Treasury
Dreyfus U.S. Treasury Intermediate Term Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.
To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities.  The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements.  Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains a dollar-weighted average portfolio maturity between 3 and 10 years and an effective duration between 2.5 and 6 years.  A bond's maturity is the length of time until the principal must be fully repaid with interest.  Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.  Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.
Dreyfus U.S. Treasury Long Term Fund.  The fund seeks to maximize total return, consisting of capital appreciation and current income.
To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury securities.  The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements.  Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains a dollar-weighted average portfolio maturity of 10 years or more and an effective duration of 7.5 years or more.  A bond's maturity is the length of time until the principal must be fully repaid with interest.  Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.  Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.
International Fixed Income
Dreyfus Emerging Markets Debt Local Currency Fund.  The fund seeks to maximize total return.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities.  These instruments consist primarily of emerging market government bonds and currency forward exchange contracts.  The fund's portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models.  A "top down" analysis of macroeconomic, financial and political variables guides country and currency allocation.  The portfolio managers also consider other market technicals and the global risk environment.  The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country.  The fund is not restricted as to credit quality when making investments in debt securities.  Emerging markets generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities.
Dreyfus Emerging Markets Debt U.S. Dollar Fund.  The fund seeks to maximize total return.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in emerging market bonds and other debt instruments denominated in U.S. dollars, and in derivative instruments that provide investment exposure to such securities.  The fund's investments in bonds and other debt instruments consist principally of U.S. dollar-denominated emerging market sovereign, quasi-sovereign (i.e., a government supported, backed or majority-owned company or agency) and corporate bonds and notes, including loan participation notes.  Emerging market countries generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities.  The fund considers debt instruments issued by companies organized or with their principal place of business, or majority of assets or business, in emerging market countries to be emerging market corporate bonds or notes.
Standish serves as the fund's Sub-Adviser.
Dreyfus International Bond Fund.  The fund seeks to maximize total return through capital appreciation and income.
To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.  The fund also normally invests at least 65% of its assets in non-U.S. dollar denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.  The fund invests principally in bonds, but its fixed-income investments also may include notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.  The fund may invest up to 25% of its assets in emerging markets generally and up to 5% of its assets in any single emerging market country.
Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade.  The fund, however, may invest up to 25% of its assets in securities (not including securities of emerging market issuers) rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus, at the time of purchase.  The fund will not invest in securities rated lower than B at the time of purchase, except that the fund may invest in securities of issuers in emerging markets of any credit quality, including those rated or determined to be below investment grade quality.  There are no restrictions on the dollar-weighted average maturity or average effective duration of the fund's portfolio or on the maturities or durations of the individual fixed-income securities the fund may purchase.
INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund.  Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions").  See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.
Funds other than Money Market Funds
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Allocation Fund each normally allocates its assets among Underlying Funds that invest in a wide range of equity and fixed-income securities.
Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[2]	High Yield and Lower-Rated Securities[3]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
BNY Mellon Absolute Insight Multi-Strategy Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Active MidCap Fund	✓	✓	✓			✓ (zero coupon securities only)
Dreyfus AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 35% of net assets)	✓ (municipal securities only)
Dreyfus California AMT-Free Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus GNMA Fund			✓			✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓	✓	✓	✓ (municipal securities only)
Dreyfus Intermediate Municipal Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
Dreyfus International Equity Fund	✓	✓	✓	✓		✓
Dreyfus International Small Cap Fund	✓	✓	✓	✓		✓
Dreyfus MLP Fund	✓	✓	✓	✓	✓	✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓	✓	✓ (up to 25% of net assets)	✓ (municipal securities only)
Dreyfus New York Tax Exempt Bond Fund			✓	✓	✓ (up to 20% of net assets)	✓ (municipal securities only)
Dreyfus Select Managers Small Cap Growth Fund	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund	✓	✓	✓	✓
Dreyfus Small Cap Equity Fund	✓	✓	✓	✓		✓
Dreyfus U.S. Equity Fund	✓	✓	✓	✓	✓	✓	✓
Global Stock Fund	✓	✓	✓	✓	✓	✓	✓
International Stock Fund	✓	✓	✓	✓	✓	✓	✓
[1]	Includes common and preferred stock, convertible securities and warrants. Dreyfus Active MidCap Fund is limited to investing up to 2% of its net assets in warrants, and each of Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Select Managers Small Cap Value Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.
[2]	Dreyfus GNMA Fund may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below. For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, see "Money Market Instruments" below.
[3]	For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, Municipal Bonds only.

For Dreyfus AMT-Free Municipal Bond Fund, although the fund has no current intention of doing so, the fund may invest in Municipal Bonds rated as low as C by Moody's or D by S&P or Fitch (the lowest rating assigned by such Rating Agencies).

For Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, it is currently each fund's intention that this portion of the fund's portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody's or BBB by S&P or Fitch.

For each of Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, the credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities, in which the fund may invest up to 5% of its total assets.

Fund	Variable and Floating Rate Securities	Loans	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
BNY Mellon Absolute Insight Multi-Strategy Fund	✓	✓	✓	✓	✓
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus California AMT-Free Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓
Dreyfus GNMA Fund	✓		✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓	✓ (municipal securities only)			✓
Dreyfus Intermediate Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
Dreyfus MLP Fund
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund	✓	✓ (municipal securities only)
Dreyfus New York Tax Exempt Bond Fund	✓	✓ (municipal securities only)
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus Small Cap Equity Fund
Dreyfus U.S. Equity Fund	✓
Global Stock Fund	✓
International Stock Fund	✓

Fund	Municipal Securities	Funding Agreements	REITs	Money Market Instruments[4]	Foreign Securities	Emerging Markets[5]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
BNY Mellon Absolute Insight Multi-Strategy Fund	✓	✓	✓	✓	✓	✓	✓	✓
Dreyfus Active MidCap Fund			✓	✓	✓ (up to 25% of assets)	✓	✓
Dreyfus AMT-Free Municipal Bond Fund	✓			✓
Dreyfus California AMT-Free Municipal Bond Fund	✓			✓
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus GNMA Fund				✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund	✓			✓
Dreyfus Intermediate Municipal Bond Fund	✓			✓
Dreyfus International Equity Fund			✓	✓	✓	✓	✓	✓ (sovereign debt obligations only)
Dreyfus International Small Cap Fund			✓	✓	✓	✓	✓	✓
Dreyfus MLP Fund			✓	✓	✓		✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund	✓			✓
Dreyfus New York Tax Exempt Bond Fund	✓[6]			✓
Dreyfus Select Managers Small Cap Growth Fund			✓	✓	✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund			✓	✓	✓ (up to 15% of assets)	✓	✓
Dreyfus Small Cap Equity Fund			✓	✓	✓ (up to 15% of total assets)	✓	✓
Dreyfus U.S. Equity Fund				✓	✓[7]	✓	✓
Global Stock Fund				✓	✓	✓	✓
International Stock Fund				✓	✓	✓	✓

[4]	For Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus Small Cap Equity Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For funds other than Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. Dreyfus GNMA Fund also may invest in certain money market instruments as part of its investment strategy. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch with respect to Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, and not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch with respect to Dreyfus AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. For Dreyfus AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund, when the fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When Dreyfus California AMT-Free Municipal Bond Fund or Dreyfus New York Tax Exempt Bond Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Bonds, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).
[5]	Dreyfus International Equity Fund may invest up to 20% of its assets in securities of issuers located in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

Dreyfus International Small Cap Fund may invest up to 10% of its net assets in securities of issuers located in emerging market countries.

For Global Stock Fund and International Stock Fund, the foreign securities in which each fund normally invests are equity securities of foreign companies located in developed markets; however, each fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries.
[6]	Dreyfus New York Tax Exempt Bond Fund may invest up to 20% of the value of its net assets in certain private activity bonds (a type of revenue bond), the income from which is subject to the federal AMT.
[7]	Dreyfus U.S. Equity Fund may invest up to 15% of its assets in equity securities of foreign issuers, including those located in emerging market countries.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions	Options Transactions[8]
BNY Mellon Absolute Insight Multi-Strategy Fund	✓	✓	✓	✓	✓	✓
Dreyfus Active MidCap Fund		✓	✓		✓	✓
Dreyfus AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus California AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus Conservative Allocation Fund	✓	✓	✓		✓	✓
Dreyfus GNMA Fund		✓			✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓		✓	✓
Dreyfus High Yield Municipal Bond Fund		✓			✓	✓
Dreyfus Intermediate Municipal Bond Fund		✓			✓	✓
Dreyfus International Equity Fund		✓	✓		✓	✓
Dreyfus International Small Cap Fund		✓	✓		✓	✓
Dreyfus MLP Fund		✓	✓	✓	✓	✓
Dreyfus Moderate Allocation Fund	✓	✓	✓		✓	✓
Dreyfus Municipal Bond Fund		✓			✓	✓
Dreyfus New York Tax Exempt Bond Fund		✓			✓	✓
Dreyfus Select Managers Small Cap Growth Fund		✓	✓		✓	✓
Dreyfus Select Managers Small Cap Value Fund		✓	✓		✓	✓
Dreyfus Small Cap Equity Fund		✓	✓		✓	✓
Dreyfus U.S. Equity Fund	✓	✓	✓		✓	✓
Global Stock Fund	✓	✓	✓		✓	✓
International Stock Fund	✓	✓	✓		✓	✓
[8]	Each of Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund (1) is limited to investing 5% of its assets, represented by the premium paid, in the purchase of call and put options and (2) may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

For Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund, the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options.

Fund	Swap Transactions [9]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments	Participatory Notes	Custodial Receipts
BNY Mellon Absolute Insight Multi-Strategy Fund	✓	✓	✓	✓	✓	✓
Dreyfus Active MidCap Fund
Dreyfus AMT-Free Municipal Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus California AMT-Free Municipal Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus GNMA Fund	✓	✓	✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus High Yield Municipal Bond Fund	✓	✓	✓	✓ (structured notes only)		✓ (municipal securities only)
Dreyfus Intermediate Municipal Bond Fund	✓		✓			✓ (municipal securities only)
Dreyfus International Equity Fund	✓	✓	✓
Dreyfus International Small Cap Fund	✓	✓	✓
Dreyfus MLP Fund	✓		✓	✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus Municipal Bond Fund	✓		✓			✓ (municipal securities only)
Dreyfus New York Tax Exempt Bond Fund	✓		✓			✓ (municipal securities only)
Dreyfus Select Managers Small Cap Growth Fund	✓
Dreyfus Select Managers Small Cap Value Fund	✓
Dreyfus Small Cap Equity Fund	✓	✓	✓
Dreyfus U.S. Equity Fund	✓
Global Stock Fund	✓
International Stock Fund	✓
[9]	For BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus International Small Cap Fund and Dreyfus MLP Fund, includes contracts for difference.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[11]	Lending Portfolio Securities	Borrowing Money[12]
BNY Mellon Absolute Insight Multi-Strategy Fund	✓	✓[10]	✓	✓	✓
Dreyfus Active MidCap Fund	✓		✓	✓	✓
Dreyfus AMT-Free Municipal Bond Fund			✓	✓	✓
Dreyfus California AMT-Free Municipal Bond Fund				✓	✓
Dreyfus Conservative Allocation Fund	✓		✓	✓	✓
Dreyfus GNMA Fund			✓	✓	✓
Dreyfus Growth Allocation Fund	✓		✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓	✓	✓
Dreyfus Intermediate Municipal Bond Fund				✓	✓
Dreyfus International Equity Fund	✓		✓	✓	✓
Dreyfus International Small Cap Fund	✓		✓	✓	✓
Dreyfus MLP Fund	✓		✓	✓	✓
Dreyfus Moderate Allocation Fund	✓		✓	✓	✓
Dreyfus Municipal Bond Fund				✓	✓
Dreyfus New York Tax Exempt Bond Fund				✓	✓
Dreyfus Select Managers Small Cap Growth Fund	✓		✓	✓	✓
Dreyfus Select Managers Small Cap Value Fund	✓		✓	✓	✓
Dreyfus Small Cap Equity Fund	✓		✓	✓	✓
Dreyfus U.S. Equity Fund	✓			✓	✓
Global Stock Fund	✓			✓	✓
International Stock Fund	✓			✓	✓
[10]	The fund may gain exposure to commodities markets by investing in commodity-linked or index-linked structured notes, which are derivative debt instruments structured by the issuer and the purchaser of the note whose principal and/or coupon payments are linked to commodities or commodity indices, and commodity-related ETFs and ETNs.
[11]	Dreyfus Active MidCap Fund and Dreyfus AMT-Free Municipal Bond Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

Dreyfus High Yield Municipal Bond Fund and Dreyfus Select Managers Small Cap Value Fund (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

Dreyfus GNMA Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets.

Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.
[12]	Dreyfus Active MidCap Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund,   Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Dreyfus GNMA Fund and Dreyfus Small Cap Equity Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

Fund	Borrowing Money for Leverage[12]	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities
BNY Mellon Absolute Insight Multi-Strategy Fund	✓	✓	✓	✓	✓
Dreyfus Active MidCap Fund			✓		✓
Dreyfus AMT-Free Municipal Bond Fund			✓		✓
Dreyfus California AMT-Free Municipal Bond Fund			✓		✓
Dreyfus Conservative Allocation Fund	✓	✓	✓	✓	✓
Dreyfus GNMA Fund	✓	✓	✓	✓	✓
Dreyfus Growth Allocation Fund	✓	✓	✓	✓	✓
Dreyfus High Yield Municipal Bond Fund			✓		✓
Dreyfus Intermediate Municipal Bond Fund			✓		✓
Dreyfus International Equity Fund			✓		✓
Dreyfus International Small Cap Fund		✓	✓		✓
Dreyfus MLP Fund	✓	✓	✓		✓
Dreyfus Moderate Allocation Fund	✓	✓	✓	✓	✓
Dreyfus Municipal Bond Fund			✓		✓
Dreyfus New York Tax Exempt Bond Fund			✓		✓
Dreyfus Select Managers Small Cap Growth Fund		✓	✓		✓
Dreyfus Select Managers Small Cap Value Fund		✓	✓		✓
Dreyfus Small Cap Equity Fund	✓	✓	✓		✓
Dreyfus U.S. Equity Fund		✓	✓		✓
Global Stock Fund		✓	✓		✓
International Stock Fund		✓	✓		✓
Money Market Funds
Fund	U.S. Government Securities[13]	Repurchase Agreements[13]	Bank Obligations[13]	Participation Interests	Floating and Variable Rate Obligations
General New Jersey Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities
General New Jersey Municipal Money Market Fund		✓	✓	✓

Fund	Illiquid Securities	Borrowing Money[14]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[15]
General New Jersey Municipal Money Market Fund	✓	✓		✓	✓
[13]	For all funds, see the discussion regarding "Money Fund Taxable Investments" following these charts.
[14]	The fund currently intends to borrow money, only for temporary or emergency (not leveraging) purposes.
[15]	Other than pursuant to the Interfund Borrowing and Lending Program.
From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  When the fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New Jersey income tax.   Under normal market conditions, the fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.
INVESTMENT RESTRICTIONS
"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).  "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.
Fundamental Policies
As a matter of Fundamental Policy, each fund, as indicated, may not:
1.         Borrowing
Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, General New Jersey Municipal Money Market Fund, Global Stock Fund and International Stock Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).
Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus GNMA Fund, Dreyfus International Equity Fund, Dreyfus Municipal Bond Fund, Dreyfus New York Tax Exempt Bond Fund and Dreyfus Small Cap Equity Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).  For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.
Dreyfus Intermediate Municipal Bond Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).  While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments.  For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on future contracts or indices shall not constitute borrowing.
2.         Commodities
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
Dreyfus High Yield Municipal Bond Fund.  Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Invest in commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swaps and other derivatives.
BNY Mellon Absolute Insight Multi-Strategy Fund.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or ETNs, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
Dreyfus International Small Cap Fund and Dreyfus MLP Fund.  Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.
3.          Issuer Diversification
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.
Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Hold more than 10% of the outstanding voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets.
Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund.  Hold more than 10% of the voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets.
Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund.  Invest more than 5% of its assets in the obligations of any single issuer, except up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitations.
Dreyfus Active MidCap Fund.  Purchase the securities of any issuer (other than a bank) if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, or invest more than 15% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.
Dreyfus Active MidCap Fund.  Purchase the securities of any issuer if such purchase would cause the fund to hold more than 10% of the outstanding voting securities of such issuer.  This restriction applies only with respect to 75% of the fund's assets.
Dreyfus International Equity Fund, Dreyfus International Small Cap Fund and Dreyfus Small Cap Equity Fund.  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Allocation Fund.  Hold more than 10% of the outstanding voting securities of any single issuer.  This Fundamental Policy applies only with respect to 75% of the fund's total assets and does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies.
(See the end of this section for information regarding issuer diversification requirements applicable to money market funds.)
4.          Industry Concentration
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.
Dreyfus International Equity Fund, Dreyfus Select Managers Small Cap Growth Fund and Dreyfus Small Cap Equity Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Dreyfus AMT-Free Municipal Bond Fund and Dreyfus Municipal Bond Fund.  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Dreyfus Intermediate Municipal Bond Fund.  Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defense purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
General New Jersey Municipal Money Market Fund.  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Dreyfus New York Tax Exempt Bond Fund.  Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Dreyfus California AMT-Free Municipal Bond Fund.  Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Dreyfus High Yield Municipal Bond Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Municipal Bonds (other than Municipal Bonds backed only by assets and revenues of non-governmental issuers) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Dreyfus GNMA Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  For purposes of this Fundamental Policy, securities and instruments backed directly or indirectly by real estate and real estate mortgages and securities of companies engaged in the real estate business are not considered an industry.
Dreyfus Active MidCap Fund.  Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when the fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bankers' acceptances of domestic issuers, time deposits and certificates of deposit.
BNY Mellon Absolute Insight Multi-Strategy Fund and Dreyfus International Small Cap Fund.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.  Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy.
Dreyfus MLP Fund.  Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the fund's investments in that industry would exceed 25% of the current value of the fund's total assets (except that the fund will invest, under normal circumstances, over 25% of its assets in the energy sector (i.e., the energy equipment and services, oil, gas and consumable fuels, electric utilities, multi-utilities, and independent power and renewable electricity producers industries)), provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities.
5.          Loans
Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus International Small Cap Fund, Dreyfus MLP Fund and General New Jersey Municipal Money Market Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.
Dreyfus Active MidCap Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.
Dreyfus GNMA Fund.  Make loans to others, except through the purchase of debt obligations referred to in the prospectus or the entry into repurchase agreements.  However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets).  For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.
6.         Margin
Dreyfus AMT-Free Municipal Bond Fund.  Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.
Dreyfus Active MidCap Fund.  Purchase securities on margin, but the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.
Dreyfus GNMA Fund.  Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.
Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Fundamental Policy.
7.        Real Estate; Oil and Gas
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Small Cap Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.
General New Jersey Municipal Money Market Fund.  Purchase or sell real estate, REIT securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Obligations secured by real estate or interests therein.
Dreyfus GNMA Fund.  Purchase or sell real estate, REIT securities, commodities, or oil and gas interests, provided that the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or acquire real estate as a result of ownership of such securities or instruments, and provided further that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.
Dreyfus Active MidCap Fund.  Purchase, hold or deal in commodities or commodity contracts or in real estate, but this shall not prohibit the fund from investing in securities of companies engaged in real estate activities or investments.
Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs.
Dreyfus Active MidCap Fund.  Invest in interests in oil, gas or mineral exploration or development programs.
Dreyfus MLP Fund.  Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.
8.         Senior Securities
Dreyfus Select Managers Small Cap Growth Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options and other derivative instruments, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.  For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.
Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 and 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.
Dreyfus AMT-Free Municipal Bond Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 and 7 and Nonfundamental Policies Nos. 3 and 8 may be deemed to give rise to a senior security.
Dreyfus GNMA Fund.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1, 6 and 7 and Nonfundamental Policy No. 3 may be deemed to give rise to a senior security.
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus International Small Cap Fund and Dreyfus MLP Fund.  Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.
9.         Short Sales
Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.
General New Jersey Municipal Money Market Fund.  Sell securities short or purchase securities on margin.
10.      Underwriting
Dreyfus Active MidCap Fund.  Act as an underwriter of securities of other issuers.
Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
General New Jersey Municipal Money Market Fund.  Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.
Dreyfus High Yield Municipal Bond Fund.  Act as an underwriter of securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
Dreyfus GNMA Fund.  Underwrite the securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus International Small Cap Fund and Dreyfus MLP Fund.  Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with the purchase and sale of portfolio securities.
11.      Investing for Control
Dreyfus Active MidCap Fund.  Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.
General New Jersey Municipal Money Market Fund.  Invest in companies for the purpose of exercising control.
12.      Investment in Other than Municipal Obligations
General New Jersey Municipal Money Market Fund.  Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined herein and in the fund's prospectus.
13.      Pledging Assets
General New Jersey Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.
In addition to the Fundamental Policies described above, the following Fundamental Policies also apply to Dreyfus Active MidCap Fund:
•	The fund may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.
•	The fund may not purchase or retain the securities of any issuer if the officers or board members for the fund or of the Manager who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.
•	The fund may not engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except that the fund (a) may purchase put and call options to the extent that the premiums paid by it on all outstanding options at any one time do not exceed 5% of its total assets and may enter into closing sale transactions with respect to such options and (b) may write and sell covered call option contracts on securities owned by the fund not exceeding 20% of the value of its net assets at the time such option contracts are written. The fund also may purchase call options without regard to the 5% limitation set forth above to enter into closing purchase transactions. In connection with the writing of covered call options, the fund may pledge assets to an extent not greater than 20% of the value of its total assets at the time such options are written.
•	The fund may not purchase warrants in excess of 2% of net assets. For purposes of this Fundamental Policy, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the fund in units or attached to securities shall not be included within this 2% restriction.
With respect to Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund, Dreyfus New York Tax Exempt Bond Fund and General New Jersey Municipal Money Market Fund, for purposes of industry concentration determinations, (1) industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry and (2) municipal securities, where the payment of principal and interest for such securities is derived solely from a specific project, are each grouped together as an "industry."
Money market funds are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements.  These requirements are complex but, generally, immediately after the acquisition of any security:
•	a money market fund other than a single state fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets)
•	a single state fund must not have invested: (1) with respect to 75% of its total assets, more than 5% of its total assets in securities issued by the issuer of the securities and (2) with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand features or guarantee
The requirements outlined above are subject to a number of qualifications and exceptions.
Notwithstanding investments and activities referenced in the Fundamental Policies of any money market funds, such funds will not invest in a manner, or engage in activities, inconsistent with or not permitted by Rule 2a-7 under the 1940 Act as then in effect.
References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.
The funds' Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.
Nonfundamental Policies
Each fund, as indicated, may not:
1.          Investing for Control
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, Dreyfus MLP Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.
Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Invest in companies for the purpose of exercising control.
Dreyfus High Yield Municipal Bond Fund.  Invest in the securities of a company for the purpose of exercising management or control.
2.          Margin
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.
Dreyfus Select Managers Small Cap Growth Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.
BNY Mellon Absolute Insight Multi-Strategy Fund and Dreyfus International Small Cap Fund.  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that affecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.
3.          Pledging Assets
Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.
Dreyfus AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund and Dreyfus Municipal Bond Fund.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.
Dreyfus New York Tax Exempt Bond Fund.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.
Dreyfus California AMT-Free Municipal Bond Fund.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.
Dreyfus GNMA Fund.  Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.
Dreyfus Active MidCap Fund.  Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options and forward contracts, including those relating to indices, and options on indices.
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus International Small Cap Fund and Dreyfus MLP Fund.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.
4.          Purchase Securities of Other Investment Companies
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund,  Dreyfus GNMA Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus International Small Cap Fund, Dreyfus Municipal Bond Fund, Dreyfus New York Tax Exempt Bond Fund and General New Jersey Municipal Money Market Fund.  Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.
Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Equity Fund, Dreyfus Moderate Allocation Fund,  Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Small Cap Equity Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.
5.          Illiquid Investments
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus Active MidCap Fund, Dreyfus Conservative Allocation Fund, Dreyfus GNMA Fund, Dreyfus Growth Allocation Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus International Small Cap Fund, Dreyfus MLP Fund, Dreyfus Moderate Allocation Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.
Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the fund's prospectus, and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.
General New Jersey Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.
Dreyfus AMT-Free Municipal Bond Fund.  Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.
Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund. Invest more than 15% of its net assets in securities which are illiquid.
6.          Short Sales
Dreyfus Municipal Bond Fund.  Sell securities short or purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.
7.          Investment in Other than Municipal Bonds or Obligations
Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the fund's prospectus.
8.         Puts/Calls
Dreyfus AMT-Free Municipal Bond Fund.  Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and SAI.
9.          Other
Dreyfus GNMA Fund.  Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.
With respect to the Dreyfus Active MidCap Fund, while not a Fundamental Policy, the fund will not invest in oil, gas, and other mineral leases, or real estate limited partnerships.
With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.  With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays)  thereafter at least to the extent of such excess.
BNY Mellon Absolute Insight Multi-Strategy Fund, Dreyfus International Equity Fund, Dreyfus International Small Cap Fund, Dreyfus MLP Fund, Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Select Managers Small Cap Value Fund, Dreyfus U.S. Equity Fund, Global Stock Fund and International Stock Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names
Investment Objective(s) and Diversification Classification.  Each fund's investment objective(s) is disclosed in its prospectus.  A fund's investment objective(s) may be either a Fundamental Policy (may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act)) or a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board  members and in compliance with applicable law and regulatory policy).
Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act.  A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).
The following chart indicates, for each fund, whether its investment objective(s) is a Fundamental Policy or Nonfundamental Policy and whether the fund is diversified or non-diversified.
Fund	Investment Objective(s) a Fundamental or Nonfundamental Policy	Classification as Diversified or Non-Diversified

BNY Mellon Absolute Insight Multi-Strategy Fund	Nonfundamental	Non-diversified
Dreyfus Active MidCap Fund	Nonfundamental	Diversified
Dreyfus AMT-Free Municipal Bond Fund	Fundamental	Non-diversified
Dreyfus California AMT-Free Municipal Bond Fund	Fundamental	Non-diversified
Dreyfus Conservative Allocation Fund	Nonfundamental	Diversified
Dreyfus GNMA Fund	Fundamental	Diversified
Dreyfus Growth Allocation Fund	Nonfundamental	Diversified
Dreyfus High Yield Municipal Bond Fund	Fundamental	Non-diversified
Dreyfus Intermediate Municipal Bond Fund, Inc.	Fundamental	Diversified
Dreyfus International Equity Fund	Nonfundamental	Diversified
Dreyfus International Small Cap Fund	Nonfundamental	Diversified
Dreyfus MLP Fund	Nonfundamental	Non-diversified
Dreyfus Moderate Allocation Fund	Nonfundamental	Diversified
Dreyfus Municipal Bond Fund	Fundamental	Diversified
Dreyfus New York Tax Exempt Bond Fund, Inc.	Fundamental	Non-diversified
Dreyfus Select Managers Small Cap Growth Fund	Nonfundamental	Non-diversified
Dreyfus Select Managers Small Cap Value Fund	Nonfundamental	Non-diversified
Dreyfus Small Cap Equity Fund	Nonfundamental	Diversified
Dreyfus U.S. Equity Fund	Nonfundamental	Diversified
General New Jersey Municipal Money Market Fund	Fundamental	Non-diversified
Global Stock Fund	Nonfundamental	Diversified
International Stock Fund	Nonfundamental	Diversified

Names.  Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or other instruments with similar economic characteristics).  Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.
Fund	80% Test	Fundamental Policy?
Dreyfus Active MidCap Fund	Stocks of midsize companies	No
Dreyfus AMT-Free Municipal Bond Fund Dreyfus High Yield Municipal Bond Fund Dreyfus Intermediate Municipal Bond Fund Dreyfus Municipal Bond Fund	Municipal Bonds	Yes (all funds)
Dreyfus California AMT-Free Municipal Bond Fund	California Municipal Bonds	Yes
Dreyfus GNMA Fund	Ginnie Mae certificates which are guaranteed as to the timely payment of interest and principal by the GNMA	Yes*
Dreyfus International Equity Fund	Equity securities of companies located in foreign countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE(R)) Index and Canada.	No
Dreyfus International Small Cap Fund	Common stocks and other equity securities of small cap foreign companies	No
Dreyfus MLP Fund	Master limited partnership (MLP) investments	No
Dreyfus New York Tax Exempt Bond Fund	New York Municipal Bonds	Yes
Dreyfus Select Managers Small Cap Growth Fund Dreyfus Select Managers Small Cap Value Fund	Stocks of small cap companies	No
Dreyfus Small Cap Equity Fund	Equity securities of small-cap U.S. companies	No
Dreyfus U.S. Equity Fund	Equity securities of companies that are located in the U.S.	No
General New Jersey Municipal Money Market Fund	New Jersey Municipal Obligations	Yes
Global Stock Fund International Stock Fund	Stocks	No
*	As a Fundamental Policy, the fund will invest at least 65% of its net assets (except when maintaining a temporary defensive position) in such securities.

DIVIDENDS AND DISTRIBUTIONS
Dreyfus AMT-Free Municipal Bond Fund, Dreyfus California AMT-Free Municipal Bond Fund, Dreyfus High Yield Municipal Bond Fund, Dreyfus Intermediate Municipal Bond Fund, Dreyfus Municipal Bond Fund, Dreyfus New York Tax Exempt Bond Fund and General New Jersey Municipal Money Market Fund.
Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for regular business.
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE
Each fund is an open-end management investment company.  Listed below are the forms of organization of each fund company, its corresponding fund series (if any) and the dates of organization .  The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts.  If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown.  References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.
Name	State of Organization	Date of Organization*
BNY Mellon Absolute Insight Funds, Inc.	Maryland	December 8, 2014
BNY Mellon Absolute Insight Multi-Strategy Fund
Dreyfus Bond Funds, Inc.	Maryland	July 12, 1976
Dreyfus Municipal Bond Fund
Dreyfus Intermediate Municipal Bond Fund, Inc.	Maryland	April 21, 1983
Dreyfus Municipal Funds, Inc.	Maryland	August 8, 1991
Dreyfus AMT-Free Municipal Bond Fund
Dreyfus High Yield Municipal Bond Fund
Dreyfus New York Tax Exempt Bond Fund, Inc.	Maryland	April 26, 1983
Dreyfus Premier California AMT-Free Municipal Bond, Inc.	Maryland	May 3, 1983
Dreyfus California AMT-Free Municipal Bond Fund
Dreyfus Premier GNMA Fund, Inc.	Maryland	January 24, 1985
Dreyfus GNMA Fund
Dreyfus Stock Funds	Massachusetts	July 24, 1995
Dreyfus International Equity Fund
Dreyfus International Small Cap Fund
Dreyfus Small Cap Equity Fund
General New Jersey Municipal Money Market Fund, Inc.	Maryland	April 4, 1988
Strategic Funds, Inc.	Maryland	December 9, 1983
Dreyfus Active MidCap Fund
Dreyfus Conservative Allocation Fund
Dreyfus Growth Allocation Fund
Dreyfus MLP Fund
Dreyfus Moderate Allocation Fund
Dreyfus Select Managers Small Cap Growth Fund
Dreyfus Select Managers Small Cap Value Fund
Dreyfus U.S. Equity Fund
Global Stock Fund
International Stock Fund
*	As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.
 CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES
Dreyfus AMT-Free Municipal Bond Fund and General New Jersey Municipal Money Market Fund.  The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.
Dreyfus Active MidCap Fund and Dreyfus California AMT-Free Municipal Bond Fund.  The Manager has agreed that if in any fiscal year the aggregate expenses of Class A shares of Dreyfus Active MidCap Fund or Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets attributable to such share class for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense.  Such deduction or payment, if any, will be estimated daily, reconciled and effected or paid, as the case may be, on a monthly basis.
Dreyfus GNMA Fund and Dreyfus Municipal Bond Fund.  The Manager has agreed that if in any fiscal year the aggregate expenses of the fund (Class Z shares only, for Dreyfus GNMA Fund), exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the fund's average net assets for the fiscal year (Class Z shares only, for Dreyfus GNMA Fund), the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense.  Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis.
Dreyfus Intermediate Municipal Bond Fund and Dreyfus New York Tax Exempt Bond Fund.  The Manager has agreed that if in any fiscal year the aggregate expenses of a fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of such fund's average net assets for the fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, the excess expense.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.
ADMINISTRATION ARRANGEMENTS
Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund.  Pursuant to an Administration Agreement with the funds, Dreyfus supplies office facilities, data processing, clerical, accounting, bookkeeping, internal audit, legal services, internal executive and administrative services, and stationary and office supplies; prepares reports to each fund's shareholders, tax returns, reports to and filings with the SEC and state Blue Sky authorities; and calculates the net asset value of each fund's shares.  For these services Dreyfus receives fees at an annual rate of 0.10% of each fund's average daily net assets.
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York  10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.
[______], an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES
The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI.  While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.
California
General Information
Economy.  California's economy, the nation's largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, manufacturing, government, tourism, construction and services.  The State's fiscal health continues to improve since the end of the severe recession in 2009, which caused large budget deficits.  The State's General Fund budget has achieved structural balance for the last five fiscal years.   In recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals that were accumulated during the previous recession and years prior.  Despite significant budgetary improvements, there remain a number of budget risks that threaten the State's financial condition, including the need to repay billions of dollars of obligations that were deferred to balance budgets during the economic downturn, as well as significant unfunded liabilities of the State's two main retirement systems.
The national economy has continued to show improvement with low inflation and the national unemployment rate declining.   The national unemployment rate reached 5.0% in October 2015, a level last seen in April 2008.  California has followed the nation's path through the recession and into the recovery.  California's real gross domestic product increased by 2.8% in 2014, and totaled $2.3 trillion at current price, making it the eighth largest economy in the world.  California added jobs at a faster rate than the nation since 2012, and the State economy is expected to continue making solid progress.  Most individual sectors have experienced solid growth, with the exception of the agricultural sector, which has had modest growth.
While the current drought is one of the most severe in California's history, it is not expected to significantly impact any sectors of the State economy beyond the agricultural sector.  The State has taken actions to address drought conditions, including mandated statewide water conservation, facilitated water management where possible, and provided funding for critical water infrastructure projects.  The El Niño storms that have drenched California since December 2015 are providing some relief.  A full recovery from drought is expected to be slow and will require much more rain and snowfall.  The forecast assumes modest improvement in the agriculture sector beginning in 2016.  The Fiscal Year 2016-17 Governor's Budget includes a total of $719 million new State General Fund resources for Fiscal Years 2015-16 and 2016-17 to pay for costs related to the drought, including $507 million for emergency response activities associated with wildfires.
Population.  In July 2015, California's estimated population reached 39.1 million residents, an increase of 0.9% since July 2014.  Since the national census on April 1, 2010, the State has grown by 1.8 million persons.  The State's population is expected to reach 39.4 million in July 2016 and 39.8 million in July 2017.
State Indebtedness and Other Obligations
The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies.  The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs").  State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.
General Obligation Bonds.  The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary.  General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund.  Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education.  Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.
As of January 1, 2016, the State had outstanding approximately $76.0 billion aggregate principal amount of long-term general obligation bonds, of which $75.3 billion was payable primarily from the State General Fund and $728.7 million was payable from other revenue sources.  As of January 1, 2016, there were unused voter authorizations for the future issuance of approximately $29.3 billion of long-term general obligation bonds.  Of this unissued amount, approximately $467.6 million is for bonds payable from other revenue sources.  The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding.  As of January 1, 2016, the State had outstanding approximately $3.62 billion in variable rate general obligation bonds, representing about 4.8% of the State's total outstanding general obligation bonds as of that date.
Commercial Paper Program.  General obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes.  Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds.  The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes.  As of February 15, 2016, a total of approximately $2.225 billion principal amount of commercial paper is now authorized under agreements with various banks, including an agreement for the direct purchase of up to $500 million of commercial paper notes by a bank.
Bank Arrangements.  In connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions.  As of February 15, 2016, the State had a total par amount of $4.70 billion of bank arrangements available.
Lease-Revenue Debt.  In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue obligations.  Under these arrangements, the State Public Works Board ("SPWB"), another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions.  These facilities are leased to a State agency, the California State University System ("CSU") or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds.  Certain of the lease-revenue financings are supported by special funds rather than the State General Fund.  The State had approximately $10.8 billion in State General Fund-supported lease-revenue obligations outstanding as of January 1, 2016.  There were approximately $3.6 billion in authorized and unissued lease-revenue bonds as of January 1, 2016.  CSU has proposed to restructure substantially all of the approximately $987.5 million of existing lease revenue bonds that financed CSU facilities by issuing its general revenue bonds in defeasance thereof.
Non-Recourse Debt.  Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability.  Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds.  The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities.  State agencies and authorities had approximately $58.56 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of July 1, 2015.
Build America Bonds.  In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act ("ARRA"), which allowed municipal issuers such as the State to issue "Build America Bonds" ("BABs") for new infrastructure investments.  BABs are bonds whose interest is subject to federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010.  The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose.  Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.5 billion of general obligation bonds and $551 million of lease revenue bonds.  $150 million of the lease-revenue BABs were redeemed in November 2013.  The aggregate amount of the subsidy payments to be received from Fiscal Year 2015-16 through the maturity of these bonds (mostly 20 to 30 years) is approximately $7.45 billion for the general obligation BABs and $191.8 million for the lease-revenue BABs.  Starting in March 1, 2013, the BAB subsidy payments were reduced as part of a government-wide "sequestration" of expenditures.  The reduction of the BAB subsidy payment is presently scheduled to continue until 2025, although the U.S. Congress can terminate or modify it sooner, or extend it.  None of the BAB subsidy payments are pledged to pay debt service, so this reduction does not affect the State's ability to pay all of its general obligation and lease revenue BABs on time nor have any material impact on the State General Fund.
Tobacco Settlement Revenue Bonds.  In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers (the "PMs"), in which the participating manufacturers agreed to make payments to the State in perpetuity.  Under a separate memorandum of understanding, half of the money will be paid to the State and half to certain local governments, subject to adjustments.  In 2002, the State established a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues.  Legislation in 2003 authorized a credit enhancement mechanism that required the Governor to request an appropriation from the State General Fund in the annual budget act for payment of debt service and other related costs in the event tobacco settlement revenues are insufficient.
This credit enhancement mechanism only applies to certain tobacco settlement bonds issued in 2005, 2013 and 2015, with an outstanding principal amount of approximately $2.35 billion (the "enhanced bonds").  The enhanced bonds are neither general nor legal obligations of the State.  However, as described above, the State committed to request the Legislature for a State General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt service with respect to the enhanced bonds, and certain other available amounts, including the reserve fund for the enhanced bonds, are depleted.  This appropriation has been requested and approved by the Legislature but use of the appropriated moneys has never been required.  Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012.  In April 2013, the reserve fund was replenished in full from tobacco revenues.  As of December 1, 2015, the balance of the reserve fund for the enhanced bonds was $150 million.  If, in any future year tobacco settlement revenues are less than required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted.  The State is not obligated to replenish the reserve fund from the State General Fund, or to request an appropriation to replenish the reserve fund.
Future Issuance Plans.  Based on estimates from the Department of Finance ("DOF"), and sales completed in the first half of Fiscal Year 2015-16, approximately $2.2 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $224 million of lease-revenue bonds are expected to be issued in Fiscal Year 2015-16.  Based on estimates from the Fiscal Year 2016-17 Governor's Budget, approximately $4 billion of new money general obligation bonds and approximately $358 million of lease-revenue bonds are expected to be issued in Fiscal Year 2016-17.  With the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation and lease-revenue supported by the State General Fund, to annual State General Fund revenues and transfers, can be expected to fluctuate in future years.  The State General Fund debt ratio is estimated to equal approximately 6.56% in Fiscal Year 2015-16 and 6.54% in Fiscal Year 2016-17.  The total offset for general obligation bond debt service is estimated to equal approximately $1.4 billion for each of Fiscal Years 2015-16 and 2016-17, which will decrease the debt ratio to 5.37% in each of those fiscal years.
Cash Flow Borrowings and Management.  The majority of State General Fund revenues are received in the latter part of the State's fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year.  The State's cash flow management program customarily addresses this timing difference by making use of internal borrowing by the State General Fund from special funds and by issuing short-term notes in the capital markets when necessary.  Since June 2008, the State General Fund has typically ended each fiscal year with a net borrowing from these special funds.  External borrowing is typically done with RANs that are payable not later than the last day of the fiscal year in which they are issued.  Prior to the current fiscal year, the State has issued RANs in all but one fiscal year since the mid-1980s; such RANs have always been paid at maturity.  RANs must mature prior to the end of the fiscal year of issuance.  If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year.  RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, public safety programs, State employee wages and benefits and other specified State General Fund reimbursements.
The State's cash management plan in Fiscal Year 2014-15 consisted primarily of internal borrowing from special funds and issuance of RANs in the amount of $2.8 billion, the smallest RANs borrowing since Fiscal Year 2006-07.  The State's cash position continues to be strong entering Fiscal Year 2015-16, as the State General Fund ended the previous year with a positive cash balance of $2.5 billion.  The State expects to manage its cash flow needs for Fiscal Year 2015-16 entirely through the use of internal borrowings and issuance of RANs totaling $2.5 billion.  The Fiscal Year 2016-17 Governor's Budget assumes a continuation of a strong cash position throughout the year, with no plans for external cash flow borrowing.
Ratings.  The current ratings of the State's general obligation bonds are "Aa3" from Moody's, "A+" from Fitch and "AA-" from S&P.
State Funds and Expenditures
The Budget and Appropriations Process.  The State's fiscal year begins on July 1 and ends on June 30.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year.  Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years.  Following the submission of the proposed budget, the Legislature takes up the proposal.  The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.  In connection with the enactment of the 2014-15 Budget, the Legislature placed a constitutional amendment on the November 2014 ballot which, having been approved by the voters, will revise the Proposition 58 requirements starting in Fiscal Year 2015-16.
The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor.  Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature.  (This was a reduction from a requirement for a two-thirds vote.)  The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill.  Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.  Appropriations also may be included in legislation other than the Budget Act.  Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.  Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.
The State General Fund.  The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond and other funds.  The State General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund.  The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.  The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.
The Special Fund for Economic Uncertainties.  The Special Fund for Economic Uncertainties ("SFEU") is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases.  Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund.  The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund.  At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund.  In certain circumstances, monies in the SFEU may be used in connection with disaster relief.  For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund.  For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes.
The Budget Stabilization Account.  Proposition 58 created the BSA in 2004 as a secondary budgetary reserve and established the process for transferring State General Fund revenues to the BSA.  In Fiscal Year 2014-15, $1.6 billion was transferred from the State General Fund to the BSA under the provisions of Proposition 58 (the balance in the BSA had been $0 since Fiscal Year 2008-09).  Beginning in Fiscal Year 2015-16, however, the provisions of Proposition 58 are superseded by Proposition 2, which provides for a stronger rainy day fund that requires both paying down liabilities and saving for a rainy day by making specified deposits into the BSA.  Proposition 2 takes into account the State's heavy dependence on the performance of the stock market and the resulting capital gains.  Under current projections, Proposition 2 will result in $11.3 billion in the BSA by Fiscal Year 2019-20 (including a proposed $2 billion deposit to the BSA in Fiscal Year 2016-17 above the amount required by law) and $6.7 billion in additional reductions of debts and liabilities in its first five years of operation.
Inter-Fund Borrowings.  Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund.  If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund.  All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so.  Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds.  As of June 30, 2015, there were no loans from the SFEU and other internal sources to the State General Fund, compared to almost $2.435 billion owed at June 30, 2013.  The Fiscal Year 2015-16 Budget projects that such loans will total approximately $0 as of June 30, 2015, $957.3 million as of June 30, 2016 and $6.881 billion as of June 30, 2017.
State Expenditures
State Appropriations Limit.  The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit").  The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes.  There are other various types of appropriations excluded from the Appropriations Limit and it may be exceeded in cases of emergency.  The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.  The Appropriations Limit is tested over consecutive two-year periods.  Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.  The DOF projects appropriations subject to limitation to be approximately $6.63 billion and $7.76 billion under the Appropriations Limit in Fiscal Years 2015-16 and 2016-17, respectively.
Pension Trusts.  The principal retirement systems in which the State participates are the California Public Employees' Retirement System ("CalPERS") and the California State Teachers' Retirement System ("CalSTRS").  CalPERS administers the Public Employees' Retirement Fund ("PERF"), which is a multiple-employer defined benefit retirement plan.  In addition to PERF, CalPERS also administers various other defined benefit plans.  As of June 30, 2015, CalPERS had 337,804 active and inactive program members and 556,640 total members.  The State's contribution to PERF has increased from $3.40 billion in Fiscal Year 2012-13 to an estimated $4.92 billion in Fiscal Year 2015-16 and $5.47 billion for Fiscal Year 2016-17.
In March 2012, the CalPERS Board voted to lower the annual investment earnings assumption to 7.50%.  The investment return for the PERF in Fiscal Years 2013-14 and 2014-15 was 18.4% and 2.4%, respectively.  On November 18, 2015, the CalPERS Board adopted a funding risk mitigation policy that seeks to reduce the volatility of employer contribution rates by gradually lowering the discount rate and adjusting asset allocations over time.  However, a new risk management approach for State contribution rates will not be incorporated until Fiscal Year 2017-18 at the earliest.
CalSTRS administers an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP").  STRP is a cost-sharing, multi-employer, defined benefit plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system.  As of June 30, 2015, the STRP's defined benefit program included 1,690 contributing employers, 613,856 active and inactive program members and 895,956 total members.  State contributions to CalSTRS have increased from $1.4 billion in Fiscal Year 2012-13 to an estimated $1.9 billion in Fiscal Year 2015-16 and $2.5 billion for Fiscal Year 2016-17.
According to CalSTRS, the biggest source of funding of STRP's defined benefit program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added and a portion of market value gains and losses are added or subtracted.  The assumed investment rate of return on STRP's defined benefit program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts (4.5% in 2015) are based in part on an inflation assumption of 3.0%.  The market value of STRP's defined benefit program's investment portfolio as of June 30, 2015 was $184.4 billion.  The investment return reported by CalSTRS in Fiscal Years 2013-14 and 2015-16 was 18.7% and 4.8%, respectively.
CalPERS and CalSTRS each face unfunded future liabilities of tens of billions of dollars.  The most recent actuarial valuation of CalPERS, based on data through June 30, 2014, showed an accrued unfunded liability allocable to State employees (excluding judges and elected officials) of $43.3 billion on a market value basis.  CalSTRS reported the unfunded accrued liability of STRP's defined benefit program at June 30, 2014 at $72.7 billion on an actuarial value of assets basis, and $61.8 billion on a market value basis.  The State General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $3.2 billion and $2.5 billion, respectively, for Fiscal Year 2016-17  These combined contributions represent approximately 4.6% of all State General Fund expenditures for Fiscal Year 2016-17.  Recent actions by CalPERS to revise its smoothing and amortization policies also is expected to result in significant annual increases in State retirement contributions starting in Fiscal Year 2015-16.
Pension System Reform.  On August 31, 2012, the Legislature approved a comprehensive pension reform package affecting State and local government, which the Governor signed into law on September 12, 2012.  The reform package implements lower defined-benefit formulas with higher retirement ages for new employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions.  These reforms do not change the State's statutory contribution rate to CalSTRS and will not likely have a material effect on State contributions in the short term.  However, additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system's unfunded liabilities and potentially State contribution levels in the long term.  In a preliminary actuarial analysis, CalPERS noted savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs.  Other provisions reduce the risk of the State incurring additional unfunded liabilities.
Health and Human Services.  The State provides welfare benefits to certain adults and children living in California.  These benefits generally take the form of cash payments to beneficiaries or programs pursuant to which beneficiaries receive food or employment assistance.  Many of these programs are funded with a combination of federal, State and local funds.  The federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds.  Federal law imposes detailed eligibility and programmatic requirements in order for states to be entitled to receive federal funds.  Federal law also imposes time limits on program availability for individuals and establishes certain work requirements.  The primary federal law establishing funding and eligibility standards is The Personal Responsibility and Work Opportunity Reconciliation Act of 1996.  Significant elements of this law include the Temporary Assistance for Needy Families ("TANF"), a block grant allocation from the federal government currently totaling $3.7 billion, and the Supplemental Nutrition Assistance Program at the federal level (referred to as "CalFresh" in California).  The California Work Opportunity and Responsibility to Kids ("CalWORKs") contains time limits on receipt of welfare aid.  The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.  The CalWORKs caseload projections are 507,615 and 496,558 cases in Fiscal Years 2015-16 and 2016-17, respectively.
In order to qualify for TANF funds, the State must satisfy certain required expenditures, currently totaling $2.9 billion, which are referred to as "Maintenance of Effort" or "MOE."  Under federal law, the State also is required to demonstrate a 50% work participation rate among all families.  The federal government determined that the State failed to meet this requirement for federal Fiscal Years 2007 through 2013, and the State is therefore subject to a penalty.  The federal government waived the penalty for federal Fiscal Year 2007, and the State is seeking relief from the other penalties.
Health Care.  Medi-Cal, the State's Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage.  Federal law requires Medi-Cal to provide a set of basic services and federal matching funds are available if the State chooses to provide any of numerous optional benefits.  The federal government pays for half of the cost of providing standard program benefits.  Medi-Cal serves approximately 34% of all Californians.  Average monthly caseload in Medi-Cal was projected to be 13.3 million in Fiscal Year 2015-16.  Caseload is expected to increase in Fiscal Year 2016-17 by approximately 202,100 (1.5%) to 13.5 million people, largely as a result of the implementation of federal health care reform.  Medi-Cal expenditures are estimated to be $92.4 billion ($15.3 billion State General Fund) in Fiscal Year 2015-16 and $85.0 billion ($16.5 billion from the State General Fund) in Fiscal Year 2016-17.  Health care reform has resulted in a significant net increase of State General Fund program costs in Fiscal Year 2013-14 and may continue to do so.
Unemployment Insurance.  The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers.  The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.  The State reported that the UI Fund had a deficit of $10.2 billion at the end of 2012, but has decreased to $6.7 billion at the end of calendar year 2015.  The UI fund deficit is projected to be $4.5 billion at the end of 2016.  Commencing in January 2009, the State began to fund deficits in the UI Fund through a federal loan to support benefit payments.  Pursuant to federal law, if the State is unable to repay the loan within the same year it is taken, state funds must be used to pay the annual interest payments on the borrowed funds.  However, repayment of principal on this federal UI loan is strictly an employer responsibility, and not a liability of the State General Fund.  To ensure that the federal loan is repaid, when a state has an outstanding loan balance for two consecutive years, the federal government reduces the Federal Unemployment Tax Act credit it gives to employers which is equivalent to an increase in the tax on employers, and has the effect of paying off the principal of the federal UI loan.  These changes have already started and will increase annually until the loan is repaid, which is projected to be in 2018.  Commencing in Fiscal Year 2011-12, the State has been required to pay interest on these loans.  Fiscal Year 2015-16 and projected Fiscal Year 2016-17 amounts from the State General Fund to make these interest payments are less than $200 million annually.
Local Governments.  The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas.  There also are 482 incorporated cities and thousands of special districts formed for education, utility and other services.  The fiscal condition of local governments has been constrained since the enactment of Proposition 13 in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.  Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.
The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship.  These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act.  One change related to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle.  In order to protect local governments, which had previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.  This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a generally higher rate than VLF revenues.  This arrangement is proposed to continue without change in the Fiscal Year 2016-17 Governor's Budget.
Proposition 98.  In 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act."  Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues.  Proposition 98 (as modified by Proposition 111 in 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.
Although the Constitution requires a minimum level of funding for education, the State provides more or less than the minimum guarantee.  If the State provides more than is required, the minimum guarantee is increased on an ongoing basis.  If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of Legislature.  The Proposition 98 minimum guarantee has increased significantly over the Fiscal Year 2014-15 Budget estimates primarily due to increases in State General Fund revenues.  The Fiscal Year 2016-17 Governor's Budget estimates the Proposition 98 minimum guarantee to be $69.2 billion in Fiscal Year 2015-16 and $71.6 billion in Fiscal Year 2016-17, increases of $766 million and $3.2 billion, respectively, over the levels assumed for each of those fiscal years as of the Fiscal Year 2015-16 Budget.  The State General Fund share is $50.0 billion in Fiscal Year 2015-16 and $51.0 billion in Fiscal Year 2016-17.
Constraints on the Budget Process.  Over the years, a number of laws and Constitutional amendments have been enacted which have reduced the State's budgetary flexibility by making it more difficult for the State to raise taxes or restricting or earmarking the use of tax revenues.  More recently, a new series of Constitutional amendments have affected the budget process.
Proposition 58 (Balanced Budget Amendment of 2004).  Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits.  As a result, the State may have to take more immediate actions to correct budgetary shortfalls.  Proposition 58 also required the establishment of the BSA, which is funded by annual transfers of specified amounts from the State General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  Proposition 58 also prohibits certain future borrowing to cover budget deficits.  The provisions of Proposition 58 were superseded by Proposition 2, which went into effect in Fiscal Year 2015-2016.
Local Government Finance (Proposition 1A of 2004).  Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues.  Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates.

Local Government Funds (Proposition 22 of 2010).  On November 2, 2010, voters approved Proposition 22, which supersedes some parts of Proposition 1A, prohibiting any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Proposition 22 also supersedes Proposition 1A in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings.  Any law enacted after October 29, 2009 inconsistent with Proposition 22 was repealed.
Increases in Taxes or Fees (Proposition 26 of 2010).  On November 2, 2010, voters approved Proposition 26, which revises provisions in the State's Constitution dealing with tax increases.  The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote.  Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote.  Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.
The Schools and Local Public Safety Protection Act of 2012 (Proposition 30).  On November 6, 2012, voters approved Proposition 30, which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee.  Proposition 30 also placed into the State Constitution the current statutory provisions transferring 1.0625% of the State sales tax to local governments to fund the "realignment" program for many services including housing criminal offenders.
The California Clean Energy Jobs Act (Proposition 39).  On November 6, 2012, voters approved Proposition 39 thereby amending state statutes governing corporation taxes by reversing a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California.  By requiring corporations to base their state tax liability on sales in California, it is estimated that State revenues would be increased by $782 million in Fiscal Year 2015-16, $838 million in Fiscal Year 2016-17 and over $900 million by Fiscal Year 2018-19.  The measure also, for five years, dedicates 50% (up to $550 million) per year from this increased income to funding of projects that create energy efficiency and clean energy jobs in California.
The Rainy Day Fund (Proposition 2).  In November 2014, voters approved Proposition 2, which amended Proposition 58's required BSA to build a stronger "rainy day" reserve while requiring accelerated debt payment.  Proposition 2 provides that, beginning with Fiscal Year 2015-16, 50% of the sum of 1.5% of estimated annual State General Fund revenues and capital gains revenues over 8% of State General Fund tax proceeds (not required to fund Proposition 98) will be transferred into the BSA no later than October 1 of each fiscal year unless the transfer is suspended or reduced.  For the first 15 years, the remaining 50% will be used for supplemental debt payments and other specified long term liabilities.
Tax Revenues.  Tax revenues in Fiscal Year 2015-16 are estimated to total $117.5 billion.  Of this amount personal income tax accounts for $77.7 billion (67.6%), sales and use tax accounts for $25.24 billion (21.9%), corporation tax accounts for $10.34 billion (9.0%), insurance tax accounts for $2.56 billion (2.2%) and "other" taxes (inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees, trailer coach license fees) accounts for -$1.3 billion (-1.1%).  Tax revenues in Fiscal Year 2016-17 are projected to total $120.6 billion.  Of this amount personal income tax accounts for $83.8 billion (69.5%), sales and use tax accounts for $25.9 billion (21.5%), corporation tax accounts for $10.96 billion (9.08%), insurance tax accounts for $2.55 billion (2.1%) and "other" taxes (inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees, trailer coach license fees) accounts for $425 million (3.5%).
Proposition 30 provides for an increase in the personal income tax rate of 1.0% for joint filing taxpayers with income above $500,000 and equal to or below $600,000; 2.0% increase for incomes above $600,000 and equal to or below $1,000,000; and 3.0% increase for incomes above $1,000,000.  Tax rates for single filers start at incomes one half those for joint filers.  The brackets for these higher rates are indexed for inflation each year.  It is estimated that the additional revenue from the addition of the three new tax brackets was, or will be, $7.3 billion in Fiscal Year 2014-15, $7.6 billion in Fiscal Year 2015-16 and is projected to be $7.7 billion in Fiscal Year 2016-17.
Special Fund Revenues.  The State Constitution and statutes specify the uses of certain revenue.  Such receipts are accounted for in various special funds.  In general, special fund revenues comprise three categories of income:  (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).  Motor vehicle related taxes and fees are projected to account for approximately 25% of all special fund revenues in Fiscal Year 2015-16.  Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs.  In Fiscal Year 2016-17, $12.6 billion is projected to come from the ownership or operation of motor vehicles.
State Economy and Finances
The economic downturn starting in 2008-09 adversely affected the State's budget situation.  Despite the economy's gradual recovery, in 2011, the State faced $20 billion in expected annual gaps between its revenues and spending for the ensuing several years.  The State's fiscal challenges were exacerbated by unprecedented levels of debts, deferrals and budgetary obligations accumulated over the prior decade.  The State has enacted and maintained significant spending reductions since 2011 and the State's fiscal health has significantly improved since the end of the severe recession in 2009.  Despite these significant budgetary improvements as well as the progress in paying down certain liabilities, there remain a number of material risks and pressures that threaten the State's financial condition, including the need to repay remaining obligations that were deferred to balance budgets during the economic downturn.  The State's budget now is projected to remain balanced through Fiscal Year 2018-19 with a positive budget reserve balance at the end of every year.  Risks to the budget, however, still remain.  Potential cost increases associated with actions to reduce the federal deficit, federal government actions, court decisions, the pace of the economic recovery, an aging population and rising health care and pension costs all threaten the ability of the State to achieve and maintain a balanced budget over the long term.  Another threat is the overhang of billions of dollars of obligations which were deferred to balance budgets during the economic downturn.  In addition, the State's revenues (particularly taxes on capital gains) can be volatile and correlates to overall economic conditions.
Fiscal Year 2015-2016 Budget.  The Fiscal Year 2015-16 Budget, enacted on June 24, 2015, provides for a multi-year State General Fund plan that is balanced and continues to pay down a substantial portion of budgetary debt from past years.  When the 2015-16 Budget was enacted State General Fund revenues and transfers for Fiscal Year 2015-16 were projected to be $115.0 billion.  As of the Fiscal Year 2016-17 Governor's Budget, revenues are projected to total $117.5 billion (net of a $2.8 billion transfer to the BSA that was originally estimated to be $1.9 million), a net increase of $2.5 billion (2.2%).  State General Fund expenditures for Fiscal Year 2015-16 were projected at $115.4 billion, when the current budget was enacted.  As of the Fiscal Year 2016-17 Governor's Budget, expenditures are projected to total $116.1 billion, an increase of $0.7 billion (0.6%).
The Fiscal Year 2015-16 Budget has the following other major components:
1.	K-12 Education. Funding of $50.5 billion for Fiscal Year 2015-16, of which $49.4 billion is from the State General Fund (both Non-Proposition 98 and Proposition 98), $0.103 billion is from special funds and $1.063 billion is from bond funds.
2.	Higher Education. Funding of $14.6 billion for Fiscal Year 2015-16, of which $14.2 billion is from the State General Fund (both Non-Proposition 98 and Proposition 98), $0.043 billion is from special funds and $0.390 billion is from bond funds, for all major segments of Higher Education.
3.	Health and Human Services. $52.3 billion for Fiscal Year 2015-16, including $31.9 billion from the State General Fund and $20.4 billion from special funds, for these programs.
4.	Public Safety. Funding of $12.7 billion for Fiscal Year 2015-16, including $10.1 billion from the State General Fund and $2.6 billion from special funds, for Corrections and Rehabilitation.

Proposed Fiscal Year 2016-2017 Budget.  The Fiscal Year 2016-17 Governor's Budget, released on January 7, 2016, proposes a multi-year State General Fund plan that is balanced through Fiscal Year 2018-19, builds up the BSA, uses additional funds for one-time purposes and continues to pay down a substantial portion of budgetary debt from past years.  State General Fund revenues and transfers for Fiscal Year 2016-17 are projected to be $120.6 billion, an increase of $3.1 billion (2.6%) compared with revised estimate of $117.5 billion for Fiscal Year 2015-16.  State General Fund expenditures for Fiscal Year 2016-17 are projected at $122.6 billion, an increase of $6.5 billion (5.6%) compared with revised estimates of $116.1 billion for Fiscal Year 2015-16.
The Fiscal Year 2016-17 Governor's Budget proposes to spend most of the increase in estimated revenues on one-time purposes rather than to expand ongoing programs.  In connection with preparing the Fiscal Year 2016-17 Governor's Budget the DOF modeled a recession of average magnitude to occur in Fiscal Year 2017-18.  In that scenario, the State would be left with a $29 billion State General Fund deficit by the end of Fiscal Year 2019-20, even without accounting for higher safety net program spending that would be caused by a recession.  The Governor's Fiscal Year 2016-17 Budget has the following major components:
1.	Proposition 98. Proposes $71.6 billion total funding for Fiscal Year 2016-17, of which $51.0 billion is from the State General Fund, and the balance is primarily from local property taxes. Of the $51.0 billion from the State General Fund, $45.5 billion is proposed for K-12 education and $5.4 billion is proposed for community colleges.
2.	Higher Education. Proposes funding of $14.9 billion for all major segments of higher education, including $14.6 billion from the State General Fund.
3.	Health and Human Services. Proposes $52.5 billion, including $33.7 billion from the State General Fund and $18.8 billion from special funds.
4.	Public Safety. Proposes total funding of $13.3 billion, including $10.6 billion from the State General Fund and $2.7 billion from special funds.

On April 4, 2016, the Governor signed legislation that will gradually increase the minimum wage in the State from $10 per hour to $15 per hour by 2023 at the earliest for all businesses in the State.  Current estimates of the costs to the State General Fund are $20 million in Fiscal Year 2016-17 and up to $3.6 billion per fiscal year upon full implementation, which are due primarily to increased wages paid to in-home support services and developmental disability services providers.  The legislation signed by the Governor allows the State to pause a scheduled wage increase if certain economic or budget conditions are met.
Litigation
The State is a party to numerous litigation matters.  The following describes only those litigation matters that are pending with service of process on the State accomplished and that have been identified by the State as having a potentially significant fiscal impact upon revenues or expenditures of the State's General Fund or the amount of the State funds available to be borrowed by the State General Fund.  The State makes no representation regarding the likely resolution of these matters.
Action Challenging Cap and Trade Program Auctions.  In two consolidated matters, California Chamber of Commerce, et al. v. California Air Resources Board and Morning Star Packing Co., et al v. California Air Resources Board, petitioners challenge the authority of the California Air Resources Board to conduct auctions under the State's cap and trade program and allege that the auction revenues are an unconstitutional tax under the California Constitution.  The trial court ruled for the California Air Resources Board.  Petitioners have appealed.
Actions Challenging School Financing.  In Robles-Wong, et al. v. State of California and California Teachers Association Complaint in Intervention, plaintiffs challenge the constitutionality of the State's "education finance system."  Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and the California Teachers Association, allege the State has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the State from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court.  In a related matter, Campaign for Quality Education et al. v. State of California, plaintiffs also challenge the constitutionality of the State's education finance system.  The court issued a ruling that there was no constitutional right to a particular level of school funding.  Plaintiffs in each matter have appealed.  Oral argument occurred in January 2016, with no decision yet issued.  Plaintiffs in these matters allege they have suffered $17 billion in education funding cuts over two years.  It is currently unknown what the fiscal impact of these matters might be upon the State General Fund.
In California School Boards Association v. State of California, the plaintiff has filed an amended complaint that challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills.  The amended complaint also contends that recent changes to the statutes that control how education mandates are directed and funded violate the requirements of the California Constitution that the State pay local school districts for the costs of state mandated programs.  If the court had declared that the State had failed to properly pay for mandated educational programs, the State would be limited in the manner in which it funded education going forward.
Actions Challenging Statutes That Reformed California Redevelopment Law.  There are over 100 pending actions that challenge the statutory process for winding down the affairs of the RDAs.  Some of the pending cases contend that various obligations incurred by the RDAs are entitled to payment from certain property tax revenues.  For example, in Affordable Housing Coalition v. Sandoval plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory.  A motion for class action status in this matter was denied.
Tax Refund Cases.  Six actions were filed contending that the Legislature's modification of part of the State's tax code that implemented the double-weighting of the sales factor in California's apportionment of income formula for the taxation of multistate business entities was invalid and/or unconstitutional.  These matters are consolidated in one matter, collectively referred to as Gillette Company v. Franchise Tax Board.  An adverse ruling in these cases would affect multiple taxpayers and could create exposure to refund claims in excess of $750 million.  The trial court ruled for the State, but the appellate court reversed that ruling.  On December 31, 2015, the California Supreme Court reversed the appellate court decision, holding that the Legislature was not barred from unilaterally amending the corporate tax apportionment formula specified in the State tax code.  A petition to the U.S. Supreme Court for review is possible.
A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board.  Bakersfield Mall LLC v. Franchise Tax Board was filed as a purported class action on behalf of all limited liability companies operating both in and out of California during the years at issue and is pending in the trial court.  A second virtually identical lawsuit also seeks to proceed as a class action.  CA-Centerside II, LLC v. Franchise Tax Board.  In each case, the individual plaintiff seeks a refund of $56,000 for itself and alleges a purported class of over 50,000 members.  The cases are coordinated for hearing, but the coordination trial judge denied the plaintiffs' joint motion for class certification and plaintiffs appealed.  If this order is reversed and the plaintiffs prevail on the merits on behalf of themselves and the purported classes, the potential refunds could total $1.2 billion.
Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board both challenge the constitutionality of a State tax code provision, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis.  The trial court in Harley Davidson ruled for the State; the appellate court reversed and remanded the matter to the trial court.  The State supreme court denied the plaintiff's petition for review on a separate issue.  The Harley-Davidson matter is currently set for trial in August 2016, and the Abercrombie matter is set for trial in September 2016.  At this time, it is unknown what future fiscal impact a potential adverse ruling would actually have on corporation taxes (including potentially rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which currently pay the tax and how taxation on those companies would change as a result of an adverse ruling.  However, the fiscal impact could be significant.  The Harley Davidson case also raises the issue raised in the Gillette case regarding modification of the apportionment formula for multi-state businesses; resolution of this issue in Harley Davidson is deferred pending resolution of the issue in Gillette.
A pending case challenges the validity of a Board of Equalization regulation that requires the sales tax on mobile telephones to be based on the full "unbundled" price of the telephone rather than any discounted price that is contingent on a service plan commitment.  In Bekkerman et al. v. Board of Equalization, petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores.  Petitioners have filed a second action, a class action lawsuit seeking refunds of any excess sale tax paid, should the court in the first action rule that the regulation is invalid.  The second action, Bekkerman et al. v. Board of Equalization, et al. could result in an order requiring sales tax refunds, potentially exceeding $1 billion.
Environmental Matters.  In Consolidated Suction Dredge Mining Cases (Karuk Tribe v. DFG), environmental and mining interests challenge the State's regulation of suction dredge gold mining.  The Legislature placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife.  Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken.  Following a hearing on certain of plaintiffs' claims, the trial court stayed the matters pending a state Supreme Court ruling in a separate pending matter.
Action Regarding Special Education.  Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education challenge the oversight and operation by the California Department of Education ("CDE") of the federal Individuals with Disabilities Education Act ("IDEA").  The complaint alleges that CDE has failed to monitor, investigate, and enforce the IDEA.  Under the IDEA, local school districts are responsible for delivering special education directly to eligible students.  The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State.
Actions Seeking Medi-Cal Reimbursements and Fees.  In The Rehabilitation Center of Beverly Hills, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee ("QAF") charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law.  Funds assessed under the QAF are made available, in part, to enhance federal financial participation in the Medi-Cal program.  Plaintiffs seek a refund of fees paid.  The QAF amounts collected from all providers is approximately $2.6 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF.  An adverse ruling could negatively affect the State's receipt of federal funds.  The trial court ruled for the State, finding that the QAF is constitutionally valid.  The judgment was affirmed on appeal.
In California Pharmacists Association, et al. v. Maxwell-Jolly, et al., Medi-Cal pharmacy providers filed a suit challenging reimbursement rates, including the DHCS' use of reduced published average wholesale price data to establish reimbursement rates.  The district court granted a request for preliminary judgment in part, and denied it in part, with respect to the DHCS' reimbursement rate methodology.  Both parties appealed to the Ninth Circuit and requested mediation.  At this time it is unknown what fiscal impact this case would have on the State General Fund.
Prison Healthcare Reform.  The adult prison health care delivery system includes medical health care and mental health care.  There are two significant cases pending in federal district courts challenging the constitutionality of prison health care.  Plata v. Brown is a class action regarding the adequacy of medical health care, and Coleman v. Brown is a class action regarding mental health care.  A third case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act.  In Plata the district court appointed a receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system.  The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases.  To date, ongoing costs of remedial activities have been incorporated into the State's budget process.  However, at this time, it is unknown what future financial impact this litigation may have on the State General Fund.  In March 2015, the court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State.  This transition process is ongoing.  In Plata and Coleman, a three-judge panel issued orders requiring the State to meet a final population reduction benchmark by February 28, 2016, and to implement a number of measures designed to reduce the prison population.  In January 2015, the State met this court-ordered population benchmark.  The three-judge panel's order requires ongoing oversight until the State demonstrates compliance with the population benchmark is durable.  The State has agreed not to pursue further appeals.
High-Speed Rail Litigation.  In Tos, et al. v. California High-Speed Rail Authority, et al., petitioners claim that the defendant has not complied with the State's high-speed rail bond act in approving plans for the high-speed rail system.  In Tos, the trial court ruled that the State's plan for funding the high-speed rail project did not comply with certain requirements in the bond act, and ordered the High-Speed Rail Authority to rescind the plan.  The appellate court reversed the trial court ruling and the California Supreme Court denied petitions for review.  On March 22, 2016, the trial court entered judgment denying petitioners' remaining claims.
In Transportation Solutions Defense and Education Fund v. California Air Resources Board, a transit-advocacy group seeks to reverse a decision of the California Air Resources Board to include the California high-speed rail project as a greenhouse gas reduction measure.  The petitioner seeks a declaration that appropriations by the Legislature to fund the high-speed rail project from the Greenhouse Gas Reduction Fund are invalid and an injunction or writ restraining the defendants and the real parties from expending funds from the Greenhouse Gas Reduction Fund for the construction of the high-speed rail project.  In the event of a final decision adverse to the State in Tos or Transportation Solutions, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds.  As of January 2016, the amount of unmatched federal spending on the project that the State may have to reimburse is between $500 and $600 million.
Actions Regarding State Mandates.  Petitioners in Coast Community College District, et al. v. Commission on State Mandates assert that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of State community colleges are state-mandated costs that must be reimbursed by the State.  The trial court denied the petition. The petitioners have appealed.  The potential amount of reimbursement of such costs cannot be determined at this time.
New Jersey
General Information
Demographics.  New Jersey is the eleventh largest state in population and the fifth smallest in land area.  With an estimated population of 8.96 million and an average of 1,196 persons per square mile, it is the most densely populated of all the states.  New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population.  New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy.  The State's central location also makes it an attractive location for corporate headquarters and international business offices.  The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.  New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists.
Economic Outlook.  The State ended 2015 with payroll employment at 4.048 million jobs, which was an increase of 65,200 jobs (1.6%) over the course of the year.  The State's unemployment rate improved over the course of 2015 falling by 1.2% from 6.3% in December 2014 to 5.1% in December 2015.  The State's unemployment rate is continuing to decline and is now only 0.1% higher than the national rate of 5.0%.  The State's labor force participation rate ended 2015 unchanged from a year ago at 64.1% which continues to be above the national figure of 62.6%.  Economic conditions in both the State and the nation are continuing to improve.  The labor market continues to expand for both the State and the nation as a whole. Continued growth in jobs may support further growth in both consumer spending and the housing market.
The State's economic outlook hinges on the success of supportive national fiscal and monetary policies.  Continued labor market growth, sustained growth in wages, the availability of credit, stability in financial markets, and continued improvement in both consumer and business confidence are critical factors necessary for the economic recovery to continue. It is possible that both the State and the nation may experience deterioration in growth if there continues to be uncertainty about global economic conditions which would lead to continued financial market volatility.
State Funds and Accounting
The State operates on a fiscal year beginning July 1 and ending June 30.  Annual budgets are adopted for the State General Fund and certain special revenue funds.  The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources.  It is a constitutional requirement that the annual State budget be balanced.  Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law.  In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year.  No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.
State Funds
State General Fund.  This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made.  The largest part of the total financial operations of the State is accounted for in the State General Fund.  Most revenues received from taxes, most federal sources, and certain miscellaneous revenue items are recorded in this fund.  The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the State General Fund.  Revenues into the State General Fund were $18.89 billion in Fiscal Year 2015, and are estimated to be $19.07 billion and $19.41 billion in Fiscal Years 2016 and 2017, respectively.  Appropriations from the State General Fund were approximately $18.77 billion in Fiscal Year 2015, and are estimated to be $19.34 billion and $19.40 billion in Fiscal Years 2016 and 2017, respectively.
Property Tax Relief Fund.  This fund accounts for revenues from the gross income tax and for revenues derived from a tax rate of 0.5% imposed under the sales and use tax, both of which are constitutionally dedicated toward property tax relief and reform, respectively.  All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes.  Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts.  Revenues into this fund were $13.95 billion in Fiscal Year 2015, and are estimated to be $14.49 billion and $15.17 billion in Fiscal Years 2016 and 2017, respectively.  Property tax relief appropriations were approximately $14.02 billion in Fiscal Year 2015, and are estimated to be $14.47 billion and $15.17 billion in Fiscal Years 2016 and 2017, respectively.
Special Revenue Funds.  These funds account for the resources legally restricted to expenditure for specified purposes.  Such purposes must be other than special assessments, private-purpose trusts, or major capital projects.  Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund.  Other Special Revenue Funds have been created that are either reported ultimately in the State General Fund or are created to hold revenues derived from private sources.
Unemployment Insurance Trust Fund.  In Fiscal Year 2015, the Unemployment Insurance Trust Fund (the "UITF"), which provides funding for unemployment benefits in the State, received approximately $2.6 billion in contributions from employers and workers while paying out approximately $2.2 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis.  In Fiscal Year 2016, contributions from employers and workers are expected to approximate $2.6 billion, while regular State unemployment benefits are expected to approximate $2 billion.  As of February 12, 2016, the State's trust fund balance, on a cash basis, was $1.3 billion.
Other Revenue Sources
Federal Aid.  Actual federal aid receipts in the State General Fund and the Special Transportation Fund for Fiscal Years 2013 through 2015 amounted to $10.80 billion, $12.84 billion and $14.43 billion, respectively.  Federal receipts in the State General Fund and the Special Transportation Fund for Fiscal Years 2016 and 2017 are estimated to be $15.67 billion and $14.85 billion, respectively.  Anticipated federal aid receipts for Fiscal Year 2017 are composed of $9.14 billion for health-related family programs, $1.25 billion for other human services, $910.1 million for education, $463.3 million for labor, $906 million for transportation and the remainder for all other federal aid programs.
The Disaster Relief Appropriations Act of 2013 (the "Federal Relief Act"), appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to assist states and local communities impacted by Super Storm Sandy.  Leveraging available resources, the State has launched nearly 80 programs and initiatives to help Sandy-impacted homeowners, renters, businesses, and communities recover and rebuild.  The State is administering programs funded by a number of federal funding streams.  Some of these funding streams require the State or other grantee to contribute a non-federal cost share, also known as "match."  As the recovery from Super Storm Sandy continues, the State will maintain efforts to ensure that all matching requirements for funds available under the Federal Relief Act are identified and budgeted.  As recovery progresses, it is likely that some projections may understate or overstate the State's actual non-federal cost share needs across all federal funding sources.  The State has appropriated $40 million to support any unanticipated costs, including expected problems identifying funding to support the non-federal cost share.  To date, the State has expended approximately $23.9 million of the initial $40 million in funding.
Atlantic City and Legalized Gambling.  Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.  The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities.  Revenues for Fiscal Years 2012 through 2014 were approximately $239.3 million, $214.9 million and $221.5 million, respectively.  Revenues for Fiscal Years 2015 were 206.2 million, and are estimated to be $203.2 million and $199.9 million in Fiscal Years 2016 and 2017, respectively.
State Economy and Finances
Total revenues for Fiscal Year 2015 were $33.10 billion.  In Fiscal Year 2015, State aid was the largest portion of appropriations, totaling $13.80 billion.  In addition, $10.21 billion was appropriated for grants-in-aid, $7.16 billion was appropriated for direct State services, $1.57 billion was appropriated for capital construction and $382.9 million was appropriated for debt service on State general obligation bonds.
Estimated total revenues for Fiscal Year 2016 are $33.80 billion.  Revenues from the State General Fund make up over 50% of revenues—approximately $19.07 billion.  The sales and use tax collections for Fiscal Year 2016 are estimated to total $9.32 billion.  The gross income tax collections for Fiscal Year 2016 are estimated to total $13.76 billion.  The corporation business tax collections for Fiscal Year 2016 are estimated to total $2.34 billion.  The Fiscal Year 2016 Appropriations Act calls for $34.06 billion in appropriations, of which $14.42 billion is for State aid.  In addition, $10.33 billion is appropriated for grants-in-aid, $7.35 billion is appropriated for direct State services, $1.52 billion is appropriated for capital construction and $445.8 million is appropriated for debt service on State general obligation bonds.  Fiscal Year 2016 appropriations are based on an estimate of costs.  There are various factors that could result in expenditures significantly higher or lower than current forecasts.
Estimated total revenues for Fiscal Year 2017 are $34.83 billion.  Revenues from the State General Fund would make up over 50% of revenues—approximately $19.41 billion.  The sales and use tax collections for Fiscal Year 2017 are estimated to total $9.60 billion.  The gross income tax collections for Fiscal Year 2016 are estimated to total $14.42 billion.  The corporation business tax collections for Fiscal Year 2016 are estimated to total $2.34 billion.  The Governor's Proposed Fiscal Year 2017 Budget calls for $34.83 billion in appropriations, of which $15.00 billion is for State aid.  In addition, $10.50 billion is appropriated for grants-in-aid, $7.37 billion is appropriated for direct State services, $1.62 billion is appropriated for capital construction and $340.8 million is appropriated for debt service on State general obligation bonds.
State Indebtedness
General.  The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions.  General obligation bond acts are both legislatively and voter-approved and are backed by the State's full faith and credit.  As of June 30, 2015, the State had $2.37 billion of State general obligation bonds outstanding.
General Obligation Bonds.  The State finances certain capital projects through the sale of general obligation bonds of the State.  These bonds are backed by the full faith and credit of the State.  Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds.  Fiscal Years 2015 and 2016 appropriations were $404.8 million and $445.9 million respectively, representing principal and interest payments for general obligation bonds.
Variable Rate Obligations.  As of June 30, 2015, the Transportation Trust Fund Authority (the "TTFA") and the New Jersey Economic Development Authority (the "NJEDA") had outstanding, in the aggregate, approximately $1.44 billion of variable rate demand obligations, which bear interest at a rate that resets monthly or weekly based on either London InterBank Offering Rate (LIBOR) or the Securities Industry and Financial Markets Association (SIFMA) rate plus a fixed spread.  There are no letters of credit in support of these notes.
Obligations Supported By State Revenue Subject to Annual Appropriation.  The State has entered into a number of leases and agreements with several governmental authorities to secure the financing of various projects and programs in the State in which the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below.  The Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations.  The principal amount of obligations supported by State revenue subject to annual debt service appropriations as of June 30, 2015 is $36.11 billion.
Tax and Revenue Anticipation Notes.  The State issues tax and revenue anticipation notes ("TRANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the State General Fund and Property Tax Relief Fund revenues.  TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution, but instead constitute special obligations of the State payable solely from monies on deposit in the State General Fund and the Property Tax Relief Fund and legally available for such payment.  On July 1, 2015, the State issued $2.6 billion in TRANs, which are scheduled to mature on June 28, 2016.  The State may issue additional TRANs in Fiscal Year 2017.
State Pension Plans
Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State.  The State sponsors and operates seven defined benefit pension plans (collectively, the "Pension Plans").  Public Employees' Retirement System ("PERS") and Teachers' Pension and Annuity Fund ("TPAF") are the largest plans, which as of June 30, 2015, the date of the latest actuarial valuations for all systems covered 259,161 and 153,452 active members, respectively, and 167,340 and 98,440 retired members, respectively.  The other systems are Police and Firemen's Retirement System ("PFRS"), Consolidated Police and Firemen's Pension Fund ("CP&FPF"), State Police Retirement System ("SPRS"), Judicial Retirement System ("JRS") and Prison Officers' Pension Fund ("POPF").  The State is not the only employer participating in PERS and PFRS.  Local governments also participate as employers.  In both of these Pension Plans, the assets that the State and the local governments contribute are invested together and generate one investment rate of return.  However, both of these Pension Plans segregate the active and retired members and the related actuarial liabilities between the State on one hand and the local governments on the other hand.  The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF.  The CP&FPF and the POPF are closed plans and not open to new membership.
State law requires the Pension Plans to conduct an annual actuarial valuation.  Ordinarily, the actuarial valuations of the Pension Plans are completed approximately six to eight months after the end of a fiscal year.  As a result, the recommended contribution rates for the Pension Plans apply not to the fiscal year immediately following the fiscal year covered by the actuarial valuations but the second immediately following fiscal year.  For example, the actuarially recommended rates of contribution in the actuarial valuations of the Pension Plans as of July 1, 2013 are applicable to Fiscal Year 2015.  As of June 30, 2015, the aggregate market value of all of the assets of the Pension Plans, as determined by the Pension Plans' actuaries, was approximately $82.4 billion. As of June 30, 2015, the aggregate actuarial value of all assets of the Pension Plans was $86.8 billion.
The actual rate of return on the Pension Plans depends on the performance of their respective investment portfolios.  The investment portfolios of each Pension Plan can be highly volatile and the value of the securities in the investment portfolio can dramatically change from one fiscal year to the next, which could, in turn, cause substantial increases or decreases in the Plan's unfunded actuarial accrued liability ("UAAL").  For Fiscal Years 2013 and 20154, the rate of return of the assets of the Pension Plans was 16.72% and 11.63%, respectively.  The assumed rate of return applicable to those fiscal years was 7.95%.  The annualized rate of return for Fiscal Year 2015 is 4.57%.  Annualized returns for the three-year period ending June 30, 2014 was 10.13%.
To address the deteriorating financial condition of the Pension Plans, the 2011 Pension and Health Benefit Reform Legislation was enacted, which initially improved the overall funded status of the Pension Plans.  The overall funded ratio of the Pension Plans improved from 56.4% to 65.2% and the total UAAL included in the revised actuarial valuations of the Pension Plans decreased by an aggregate of $11.5 billion from $37.1 billion to $25.6 billion as of the revised July l, 2010 actuarial valuations.  Following the enactment of the pension reforms, the State continued to fund less than the full actuarially recommended contributions, which has caused an increase in the UAAL.  In Fiscal Year 2015, a contribution to the Pension Plans of $892.6 million was made, which was $3.043 billion less than the full recommended contribution of $3.935 billion. For Fiscal Year 2016, the Fiscal Year 2016 Appropriations Act includes an appropriation to the Pension Plans of $1.307 billion representing less than a third of the full actuarially recommended contribution. For Fiscal Year 2017, the Governor's Proposed Fiscal Year 2017 Budget includes a recommended contribution to the Pension Plans of $1.862 billion, which is 40% of the projected full actuarially recommended contribution.
From Fiscal Year 2010 through Fiscal Year 2015 the total net assets of all of the Pension Plans increased by $9.3 billion from $72.0 billion to $81.3 billion, while total expenditures incurred by the Pension Plans over the same period increased by $2.6 billion, from $7.4 billion to $10.0 billion.  The amount of these expenditures is expected to increase in future fiscal years.  This resulted in an increase in the ratio of annual expenditures to net assets from 10.32% for Fiscal Year 2010 to 12.37% for Fiscal Year 2015.  It is likely that this ratio will worsen and increase in future fiscal years.
Litigation
The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.  The State does not formally estimate its reserve representing potential exposure for these claims and cases.  The State is unable to estimate its exposure for these claims and cases.
The State routinely receives notices of claim seeking substantial sums of money.  The majority of those claims have historically proven to be of substantially less value than the amount originally claimed.  In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste.  The State is unable to estimate its exposure for these claims.
Bacon v. New Jersey Department of Education.  On September 8, 2014, the Bacon districts (sixteen rural, poor school districts) filed a verified complaint and order to show cause against the New Jersey Department of Education ("DOE").  The Bacon districts previously had a multi-year administrative litigation (which ended in 2006) against the DOE to determine whether the prior funding formula under the Comprehensive Educational Improvement and Financing Act was unconstitutional as applied to the Bacon districts.  While factual findings were made that the Bacon districts were not providing a thorough and efficient education to their students, in March 2008, the appeals court ordered the DOE Commissioner to conduct a needs assessment of the Bacon districts to determine whether the School Funding Reform Act of 2008 ("SFRA") provided sufficient funds to the Bacon districts in order to provide a thorough and efficient education to their students.  The reports concluded that sufficient funds were available but also directed regionalization studies, training and technical assistance.  Plaintiffs now allege that because the Bacon districts have not received the State aid required under SFRA, the Bacon district students are being deprived of a thorough and efficient education as called for in the State Constitution.  The plaintiffs seek an order "requiring the provision of K-12 funding, preschool, facilities improvements and other measures as determined necessary to remedy the continuing constitutional violation" in the Bacon districts. The State's motion to dismiss was granted on December 15, 2014.  The Bacon districts filed an appeal, and on November 6, 2015, the Appellate Division affirmed the trial court's order dismissing the plaintiffs' complaints.  Plaintiffs have filed a notice of petition for certification, which is pending before the New Jersey Supreme Court.  The State intends to vigorously defend this matter.
Berg v. Christie.  On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General filed a lawsuit against various State officials challenging the constitutionality of a portion of the 2011 Pension and Health Benefit Reform Legislation, which temporarily suspends the payment of pension adjustments to retired public employees.  The plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment.  On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted.  Plaintiffs' opposition brief and cross-motion for summary judgment was filed on March 16, 2012.  On April 16, 2012, the New Jersey Education Association ("NJEA") filed a motion to intervene, which the court granted.  On June 20, 2012, the court issued an amended order that converted the State's motion to dismiss into a motion for summary judgment, granted the State's motion for summary judgment, denied the plaintiffs' cross-motion for summary judgment, dismissed the plaintiffs' complaint and dismissed NJEA's complaint.  Plaintiffs and NJEA appealed.  On October 4, 2012, the appellate court consolidated Berg v. Christie and the appeal of the NJEA.  On June 26, 2014, the appellate court reversed the trial court's grant of summary judgment and remanded for determination of whether plaintiffs can meet the remaining prongs of a contract clause impairment analysis, while dismissing all other plaintiffs' claims.  On July 14, 2014, the plaintiffs filed a notice of petition with the New Jersey Supreme Court seeking a review of the appellate court's dismissal of all other plaintiffs' claims.  On July 16, 2014, the State filed a notice of cross-petition with the New Jersey Supreme Court on the State contracts clause impairment claim.  On July 30, 2015, the New Jersey Supreme Court granted the petitions for certification.  On November 20, 2105, the New Jersey Supreme Court granted motions for amicus curiae.  Oral arguments were scheduled for March 14, 2016.  The State is vigorously defending this matter.
Pension Funding Litigation (Burgos et al. v. State et al.; CWA et at. v. Christie et al.; NJEA et al. v. State et al.; PANJ et al. v. State et al.).  On May 20, 2014, the Governor ordered the Budget Director to place into reserve $887 million that had been appropriated to pay down the UAAL of the Pension Funds.  Additionally, the State Treasurer has recommended that, due to an unprecedented revenue shortfall, the State not make the scheduled payment in Fiscal Year 2015.  A number of State Police-associated groups, the Communications Workers of America ("CWA") and various other unions, and the NJEA filed complaints and orders to show cause challenging the Governor's actions in Fiscal Year 2014 and the State's proposed action in Fiscal Year 2015, some of which did not seek preliminary injunctions.  On June 10, 2014, the trial court sua sponte consolidated the matters.  Also on June 10, 2014, the court ordered the State to show cause, rejected the application for preliminary restraints, and scheduled a preliminary injunction hearing for June 25, 2014.  Thereafter, the New Jersey Principals and Supervisors Association ("PSA") filed a motion to intervene in NJEA's action, which the court granted.  On June 17, 2014, the Probation Association of New Jersey ("PANJ") filed a separate verified complaint, but not an order to show cause.  On June 18, 2014, the Legislature filed a motion to dismiss the only complaint which named it as a defendant.  On June 25, 2014, the trial court heard oral argument and issued an opinion denying plaintiffs' requests for preliminary injunctive relief and granting the Legislature's motion to dismiss.  On July 21, 2014, the trial court, at the Governor's request, issued an order extending the time by which to file a responsive pleading from July 25, 2014 to August 25, 2014.  On September 2, 2014, the Governor moved to dismiss all of the complaints filed in this consolidated matter.  On February 23, 2015, the trial court denied the Governor's motion to dismiss and granted the plaintiff's motion for summary judgment.  The trial court also declared that the State's failure to make the scheduled payment for Fiscal Year 2015 impairs the plaintiff's rights under the contracts clause of the federal and State Constitutions.  On March 13, 2015, the State filed a notice of motion for leave to appeal an interlocutory order with the Appellate Division and filed its brief for the motion on March 31, 2015.  On that same day, the State also filed an emergent motion for direct certification to the New Jersey Supreme Court who granted the motion on April 6, 2015.  All briefing was complete and oral argument was held on May 6, 2015.  The State Supreme Court issued an opinion on June 9, 2015 holding that the pension funding rights are subject to appropriation.  Plaintiff filed two writs for certiorari with the U.S. Supreme Court in September 2015.  Both petitions were denied by the U.S. Supreme court on February 29, 2106.
In the interim, on February 23, 2015, the Burgos plaintiffs, together with additional unions and individual public employees, had filed orders to show cause and verified complaints based on the Governor's funding recommendation for Fiscal Year 2015.  Plaintiffs asserted that the Governor's recommendation violates their rights and will lead to an appropriation of less than the required scheduled payment.  The trial court postponed oral argument pending the New Jersey Supreme Court's decision in Burgos.  While the Burgos decision has now been issued, the trial court has not yet rescheduled oral argument.
While the Burgos case was pending, the Boards of Trustees for PERS, TPAF and PFRS (collectively, the "Pension Boards") filed a complaint to compel payment of the unfunded liability contribution for Fiscal Year 2014 and to direct the State to pay future liabilities in Fiscal Year 2015 and beyond.  The State filed a motion to dismiss on February 23, 2015.  On July 24, 2015, the Pension Boards filed for leave to file a second amended complaint.  On October 8, 2015, the trial court dismissed, with prejudice, the Pension Boards' suit.  The Pension Boards subsequently filed notice of appeal with the Appellate Division and briefing has commenced in this matter.  The State will vigorously defend this matter.
Pepe v. State.  On November 2, 2015, two retired public school teachers and a retired public school secretary ("Individual Plaintiffs"), along with the NJEA, filed suit against the State and various State officials claiming that the State is violating the Individual Plaintiffs' alleged constitutionally protected contractual right to premium-free post-retirement health insurance by deducting a portion of the premium from the Individual Plaintiffs' retirement benefits.  On January 29, 2016, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted.  Briefing has commenced and oral argument is scheduled for June 28, 2016.  The State intends to vigorously defend this matter.
Johnson & Johnson v. Director, Division of Taxation and Commissioner, Banking & Insurance.  On November 2, 2015, Johnson & Johnson submitted a request to the New Jersey Department of Banking & Insurance and the Division of Taxation seeking a refund of self-procured insurance premium taxes.  Johnson & Johnson obtained its insurance through its captive insurance company domiciled in Vermont.  The State intends to vigorously defend this matter.
Harrington et al. v. State of New Jersey; Milligan v. Director, Division of Taxation and State of New Jersey, Department of the Treasury, Division of State Lottery; Leger v. Director, Division of Taxation.  These lead cases involve a State statute that had previously exempted New Jersey lottery winnings from the Gross Income Tax.  In June 2009, the State amended the statute to allow for lottery winnings over $10,000 to be taxable by the State.  The tax was made retroactive to January 1, 2009.  The plaintiffs seek refunds of the taxes that were paid as a result of the retroactive application of the amendment to their prize winnings.  The Harrington and Milligan cases serve as the lead cases for the plaintiffs who allege constitutional violations, manifest injustice, and breach of contract by the Division of State Lottery.  Discovery is ongoing. The State intends to vigorously defend these matters.
Paz v. Director, Division of Taxation.  Plaintiff and certain grantor trusts owned 100% of an S-Corporation.  Plaintiff purportedly sold the corporation to a third-party purchaser pursuant to a deemed "asset sale" under Internal Revenue Code Section 338(h)(l0).  On his Gross Income Tax return for 2010, plaintiff apportioned the gain from the sale of an S-Corporation to the 23 states where the corporation conducted business.  The Division audited Plaintiff and the S-Corporation and assigned 100% of the gain on the sale to the State as non-operational income and assessed plaintiff accordingly.  The plaintiff argues that the Division erred or is not otherwise authorized to classify the gains from the sale of the stock as non-operational income.  The Division's answer to the complaint was due in March 2016.  The State intends to vigorously defend this matter.
Oracle International Corporation v. Director, Division of Taxation.  In March 2009, Oracle International Corporation ("Oracle") filed a complaint contesting a State tax assessment that imposed a corporation business tax on Oracle from 2001 to 2007.  Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds.  Discovery is ongoing and the State intends to vigorously defend this matter.
Pfizer Inc. et al. v. Director, Division of Taxation.  Two taxpayers, Pfizer Inc. ("Pfizer") and Whirlpool Properties, Inc. ("Whirlpool"), challenge the Tax Court's affirmance of the facial constitutionality of the State's "throw-out rule" (the "Rule"), which affected the amount of taxable income taxpayers "allocate" to the State through 2010.  The taxpayers asserted that the allocation formula under the Rule violates the due process and commerce clauses of the federal Constitution as well as various equitable principles.  On May 29, 2008, the Tax Court granted the cross-motion to sustain the facial constitutionality of the Rule.  The Tax Court found that, on its face, the Rule did not violate any of the constitutional provisions raised.  Taxpayers' "as-applied" challenges remain.  On May 3, 2011, the Whirlpool matter was argued before the New Jersey Supreme Court (the "NJSC") and by a unanimous opinion dated July 28, 2011, the NJSC affirmed the facial constitutionality of the Rule.  Whirlpool's "as-applied" constitutional challenge remains for adjudication by the Tax Court and discovery in this matter in ongoing.  The State is vigorously defending this matter.
Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation.  On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation filed a complaint in the Tax Court of New Jersey, contesting the denial of a corporate business tax refund for tax periods January 1, 2006 through December 31, 2008.  The plaintiff does not challenge the State's jurisdiction to impose this tax, but rather alleges that its income from intangibles should be sourced to its alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012.  The parties have completed the initial stage of discovery.  On April 2, 2015, the plaintiff filed a motion for partial summary judgment.  The State's opposition was filed on July 14, 2015.  Oral argument on the motions was held on February 3, 2016.  The State is vigorously defending this matter.
New Cingular Wireless, PCS, LLC v. Director, Division of Taxation.  On or about August 4, 2012, New Cingular Wireless, PCS, LLC ("New Cingular") filed a complaint in the Tax Court, contesting the Division's October 5, 2011 denial of a tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010.  The Division denied New Cingular's claim for a refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable sales and use tax to its customers before filing its claim with the Division, as required by statute.  Furthermore, the State does not permit a refund claim on behalf of a class.  In an opinion dated February 21, 2014, the Tax Court ruled that New Cingular could claim a refund. The Tax Court remanded the matter to the Division for review of the substantive basis for New Cingular's refund claim.  The Division has completed its review and a trial is expected to be scheduled later this year.  The State is vigorously defending this matter.
DeVry Educational Development Corporation v. Director, Division of Taxation.  On February 23, 2012, DeVry Educational Development Corporation ("DeVry") filed a complaint in the State Tax Court, contesting a 2011 determinate by the Division of Taxation that DeVry is subject to corporate business tax commencing July 1, 2002 and is required to file State tax returns.  The Division filed an answer on June 6, 2012.  Discovery is ongoing.  The State is vigorously defending this matter.
Frank Greek and Son, Inc. v. Verizon New Jersey, Inc. et al.  Plaintiff filed a nominal class action lawsuit against Verizon, alleging that Verizon overcharged customers by charging certain customers for the New Jersey enhanced 911 fee ("E911 Fee") and that Verizon overcharged customers generally for various other fees and services and therefore violated the New Jersey Consumer Fraud Act.  Verizon denies that it improperly charged the E911 Fee and other charges, and it filed a third-party complaint against the Division of Taxation.  Verizon claims that all E911 Fees it collected were remitted to the Division and that Division should refund allegedly overpaid E911 Fees of approximately $30 million to a third-party class action trust fund administrator.  The trial court denied Verizon's and the Division's motions to dismiss on August 20, 2014.  Subsequently, Verizon filed an interlocutory appeal, which was granted by the Appellate Division.  In the interim, the plaintiff amended its complaint and each of Verizon and the Division have filed motions to dismiss.  On April 21, 2015, the trial court granted the Division's motion to dismiss in part with respect to claims concerning the New Jersey Civil Rights Act.  Oral argument on the interlocutory appeal was held on November 2, 2015.  The State intends to vigorously defend this matter.
East Cape May Associates v. New Jersey Department of Environmental Protection.  This matter is a regulatory taking case in which the plaintiff claims that it is entitled to more than $30 million in damages for the taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May.  Plaintiff filed its complaint on December 8, 1992 after the DEP denied an application for 366 single family homes.  On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992.  Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property.  In addition, the Appellate Division remanded the case for a determination of whether the "property" also included 100 acres previously developed by the plaintiff's principals.  On remand from the Appellate Division, the trial court ruled that the "property" did not include the 100 acres previously developed, and that DEP could not approve development of the remaining acres without first adopting regulations governing the development of wetlands property.  Since DEP had not adopted such regulations, the trial court held that DEP's development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property.  The State filed an appeal of the trial court's decision and the plaintiff cross-appealed.  Oral argument was held on May 14, 2001.  On July 25, 2001, the Appellate Division affirmed the trial court's decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt and implement regulations.  Upon remand, DEP promulgated regulations, which took effect on January 22, 2002.  On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers.  The relevant federal agencies have expressed opposition to the proposed settlement.  On May 25, 2012, the plaintiff served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process.  The DEP has initiated the reconsideration process pursuant to the regulations.
On June 4, 2014, DEP issued its amelioration authorization which approves development of between 80 to 90 dwelling units clustered on approximately 25 acres of land on the 100-acre parcel.  DEP also requires mitigation of 25 acres of barren land to serve the migratory bird species which now use the subject property.  The plaintiff has reinstated its longstanding complaint in the trial court, claiming the amelioration authorization is excessive for this environmentally sensitive property and therefore does not follow DEP's rules, and is also inadequate to avoid a taking.  Discovery is ongoing.  The trial court judge has initially ordered that DEP must produce its experts first, stating that DEP holds the burden of proof.  DEP filed an interlocutory motion for leave to appeal the burden of proof assignment, which was subsequently denied.  Surrounding neighbors have also formed a nonprofit entity to challenge the amelioration authorization and have been granted intervenor status.  The State is vigorously defending this matter.
Escobar v. DYFS et al.  On July 17, 2009, Plaintiff's child was allegedly shaken by his biological father.  As a result, the child is severely disabled and requires life care by professionals.  The biological father is currently incarcerated for aggravated assault.  The Division of Youth and Family Services ("DYFS") (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues.  DYFS also was allegedly aware that the child showed prior evidence of abuse.  Plaintiff alleges that DYFS failed to adequately investigate the reports of alleged abuse.  After the completion of the trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child's past medical needs and $105 million is to cover the child's future medical needs.  The State filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child's future medical needs.  On March 19, 2014, the court ruled on the motion for remitter, reducing the award against the State to $102.6 million by reducing the amount allocated for future medical needs to $75.9 million.  On April 1, 2014, the court entered a final order judgment in the case.  On April 22, 2014, the State filed a notice of appeal.  All briefing in this matter is completed.  The Appellate Division heard oral argument in this matter on December 16, 2015.  The State is vigorously defending this matter.
Gomez v. DCPP et al.  On March 12, 2012, the plaintiff's child was allegedly assaulted by her biological father.  The plaintiff suffered severe injuries.  The plaintiff claims, among other things, that the Division of Child Protection and Permanency in the Department of Children and Families ("DCPP") failed to comply with its own policies and procedures and alleges violation of the New Jersey Child Placement Bill of Rights by the DCPP.  The complaint was filed in the State Court on February 12, 2015.  On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint.  The State's motion to dismiss the complaint was denied without prejudice on May 8, 2015.  The plaintiff agreed to withdraw the federal claims and the matter was remanded to State court.  Discovery is ongoing.   The State is vigorously defending this matter.
Medicaid, Tort, Contract, Workers' Compensation and Other Claims.The Office of the Inspector General of the U.S. Department of Health & Human Services ("OIG") has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State's Department of Human Services ("DHS"). Currently, these audits span time periods between July 27, 2003 and December 31, 2007.  The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed.  OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services ("CMS") which may, in whole or in part, accept or disagree with the OIG's recommendations.  If the OIG's recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances.  However, DHS is disputing OIG's audit findings.  In addition, the State has currently reserved certain revenues that would mitigate, but not completely offset, the State's exposure assuming CMS upholds the OIG's recommended claim disallowances.  Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS.  These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant.  The State is unable to estimate its exposure for these claim disallowances.
New York
Economic Trends
U.S. Economy.  The U.S. economy ended 2015 on a weak note.  The U.S. dollar has strengthened, exports and business investment are weak, equity markets are experiencing a correction and the 10-year Treasury yield is nearing lows not seen since 2012.  Based on the U.S. Bureau of Economic Analysis's initial estimate, the U.S. economy, as measured by real U.S. Gross Domestic Product, expanded at a rate of only 1.0% in the fourth quarter of 2015, resulting in growth of 2.4% for the entire year.  Meanwhile, the most recent data suggest that the first quarter of 2016 will likely post growth of about 2.0%.  These developments further reduce prospects for a significant acceleration in growth over the near term and suggest that the next Federal Reserve interest rate hike may not occur for a number of months.  The Division of Budget ("DOB") is now projecting economic growth of 2.0% for 2016.
While other economic indicators have stagnated, the national labor market provides evidence that the U.S. economy continues to expand.  Private sector job gains for January 2016 were 158,000, although this represents a drop from the October 2015 peak of 304,000.  Whether this decline in momentum represents a trend or mere volatility remains to be seen.  Consistent with slower growth in the labor market and equity market volatility, household spending growth also is expected to slow in the upcoming months.  Real projected growth in household consumption is projected at 2.6% for 2016, following 3.1% growth in 2015.  The housing market also has remained resilient.  Housing starts exhibited monthly average growth of 1.1% over the course of 2015, a further improvement from the 0.9% observed for 2014.  DOB projects real residential investment growth of 7.6% for 2016, following 8.7% growth in 2015.  DOB estimates consumer price inflation of 1.0% for 2016.
Although the current expansion is expected to extend well beyond its seventh year, U.S. industries that are the most exposed to global demand and the decline in energy prices, such as non-auto manufacturing, mining and extraction, are contracting.  In addition, the continued appreciation of the U.S. dollar combined with weak global growth, is resulting in continued weak real export growth.  The actions taken by the European and Chinese central banks are expected to spur growth, but the effect of these monetary policies is expected to lag and growth in those regions is not expected to accelerate in the short-term.  As a result, estimated real U.S. export growth is expected to be 1.3% for 2016, following 1.1% growth in 2015.
There are significant risks to DOB's national economic forecast.  If either the recovery of the euro-area economy is or China's economic growth is even slower than expected, the implications for emerging markets and the global economy will be negative, and will likely result in even slower export and corporate profits growth than reflected in DOB's forecast, and could possibly result in declines.  This impact would reverberate through U.S. labor and financial markets, resulting in slower growth than now projected.  If the labor market should slow significantly and domestic demand decelerate further than anticipated, the economy could slow further.  In contrast, if the actions of central banks around the globe to stimulate their economies, which have included negative interest rates, succeed in stimulating their economies more quickly than expected, exports, profits and equity market growth could be stronger than projected.  Finally, when the expansion eventually strengthens, the response of both domestic and global financial markets to the unwinding of the Federal Reserve's unprecedentedly accommodative policies will continue to pose a risk, particularly given the lack of experience upon which to draw.
State Economy.  New York is the fourth most populous state in the nation and has a relatively high level of personal wealth.  The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity.  The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.  Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.
The State's private sector labor market continues to exhibit strength.  Recent data indicate continued robust growth in professional and business services, transportation and warehousing, construction and real estate services and education.  As a result, DOB's outlook for private sector job growth for 2016 is 1.5%, following growth of 2.1% for 2015.  Total employment growth for 2015 and 2016 are projected at 1.8% and 1.3%, respectively.  Overall wage growth for Fiscal Year 2015-16 is projected at 4.0%.
The performance of the State's private sector labor market remains robust, but there are significant risks to the forecast.  All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York.  Financial market volatility is likely to have a larger impact on the State economy than on the nation as a whole.  Should financial and real estate markets be either weaker or stronger than DOB expects, taxable capital gains realizations could be correspondingly affected.
The City of New York.  The fiscal demands on the State may be affected by the fiscal health of New York City, which relies in part on State aid to balance its budget and meet its cash requirements.  The State's finances also may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.
Other Localities.  Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several years.  While a relatively infrequent practice, deficit financing has become more common in recent years.  Since 2004, the State Legislature authorized 22 bond issuances to finance local government operating deficits.  In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.  The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for Fiscal Year 2015-16 or thereafter.
Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition.  For example, the State or federal government may reduce (or in some cases eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources.  Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities.  In some cases, these delays have necessitated short-term borrowing at the local level.  Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary federal stimulus funding; recent State aid trends, constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster.  Localities also may face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.
Special Considerations.  The State's financial plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control.  DOB believes that the projections of receipts and disbursements are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections.  In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted.  DOB routinely executes cash management actions to manage the State's large and complex budget.  These actions are intended for a variety of purposes that include improving the State's cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures.  In recent years the State has made certain payments above those initially planned, to maintain budget flexibility.  The State's financial plan is based on numerous assumptions, including but not limited to: (i) the condition of the national and State economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected; (ii) the extent, if any, to which wage and benefit increases for State employees exceed projected annual costs; (iii) the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; (v) the willingness and ability of the federal government to provide the aid contemplated in a financial plan; (vi) the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and (vii) the ability of the State and its public authorities to market securities successfully in the public credit markets.
Federal Funding.  The State receives a substantial amount of federal aid for health care, education, transportation and other governmental purposes, as well as federal funding to address response to and recovery from severe weather events and other disasters.  Any reductions in federal funding levels could have a materially adverse impact on the State's financial plan, and pressure on the federal government to make reductions is elevated so long as the budgetary caps resulting from the Federal Budget Control Act of 2011 and subsequent legislation remain in place.  In addition, the State's financial plan may be adversely affected by other actions taken by the federal government, including reimbursement and waiver programs, audit disallowances, and changes to federal participation rates or other Medicaid rules.
Labor Settlements.  The State's financial plan continues to include a State General Fund reserve to cover the costs of potential retroactive labor settlements with unions that have not agreed to terms for prior contract periods. The amount identified is calculated based on the "pattern" settlement for Fiscal Years 2007-08 through 2010-11 that was agreed to by the State's largest unions.  For the contract period covering Fiscal Years 2012 - 2015, the State settled collective bargaining agreements with 99% of the State workforce subject to direct Executive control.  The State has settled nearly all outstanding labor contracts and expects to utilize $110 million from the collective bargaining reserve through Fiscal Year 2018-19 to cover certain of those costs.  The State's ability to fund all future agreements in Fiscal Year 2015-16 and beyond depends on the achievement of balanced budgets in those years.
Pension Amortization.  Under legislation enacted in August 2010, the State and local governments may amortize a portion of their annual pension costs.  Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.  In Fiscal Year 2014-15, the State made a total pension payment to the New York State and Local Retirement System of $1.7 billion and amortized $619.5 million (the maximum amount legally allowable).  In addition, the State's Office of Court Administration made a total pension payment of $268 million and amortized $93.6 million (the maximum amount legally allowable).  The total deferred amount of the Fiscal Year 2014-15 pension payment—$713.1 million—will be repaid with interest over the next ten years, with the final payment being made in Fiscal Year 2025.
For Fiscal Year 2014-15, the graded contribution rates for the New York State and Local Employees Retirement System ("ERS") and the New York State and Local Police and Fire Retirement System ("PFRS") were 13.5% and 21.5%, respectively.  The contribution rates for Fiscal Year 2016 are 14.5% and 22.5% for ERS and PFRS, respectively.  In 2015, ERS and PFRS updated their actuarial assumptions based on the results of the 2015 five-year experience study.  Employer contribution rates are now expected to decrease for Fiscal Year 2016-17 and the assumed rate of return would be lowered from 7.5% to 7%.  All projections are based on projected market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.
Storm Recovery.  In recent years, New York has sustained damage from three powerful storms that crippled entire regions.  In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties.  In September 2011, Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier.  Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region.  The frequency and intensity of these storms presents economic and financial risks to the State.  State claims for reimbursement for the costs of the immediate response are in process, and both recovery and future mitigation efforts have begun, largely supported by federal funds.  In January 2013, the federal government approved approximately $60 billion in federal disaster aid for general recovery, rebuilding and mitigation activity nationwide.  New York anticipates receiving approximately one-half of this amount over the coming years for response, recovery and mitigation costs.  There can be no assurance that all anticipated federal disaster aid described above will be provided to the State and its affected entities, or that such federal disaster aid will be provided on the expected schedule.
Financial Settlements.  The State periodically receives proceeds from financial settlements that are primarily deposited to the State General Fund.  The State has received a total of  $8.3 billion from monetary settlements since the beginning of Fiscal Year 2014-15 and expects to receive another $215 million by the end of Fiscal Year 2015-16 for a total of $8.5 billion.  Of this amount, $5.4 billion was allocated in the Fiscal Year 2015-16 Budget.  The Fiscal Year 2015-16 Budget also established a new capital fund called the Dedicated Infrastructure Investment Fund ("DIIF"), to allow settlement money to be set aside for the purposes it is intended to fund.
The Fiscal Year 2016-17 Executive Budget, submitted by the Governor on January 13, 2016 and since amended, proposes using $2.3 billion of settlement money for investments that supplement State activities, including: transportation ($900 million); homeless and affordable housing ($640 million); economic development ($255 million); expand anti-poverty initiatives ($25 million); and to promote municipal consolidation ($20 million).  The State's current financial plan assumes monetary settlements in the amount of $100 million each for Fiscal Years 2016-17 and 2017-18.  There can be no assurance that settlement proceeds in upcoming fiscal years will be received by the State at these assumed levels.
State Finances
The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type.  The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State.  State Funds includes the State General Fund and other State-supported funds including State Special Reserve Funds, Capital Projects Funds and Debt Service Funds.  The State General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund.  It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.
Prior Fiscal Year Results
Fiscal Year 2014-15 Results.  The State ended Fiscal Year 2014-15 in balance on a cash basis in the State General Fund and maintained a closing balance of $7.3 billion, consisting of $4.7 billion from monetary settlement payments that the State plans to use to fund one-time initiatives, $1.8 billion in the State's rainy day funds, $500 million set aside for future debt management actions, including debt reduction, $74 million in the Community Projects Fund, $21 million in the Contingency Reserve Fund, $50 million set aside to cover the costs of potential retroactive labor settlements, and $190 million in excess resources that will be used in Fiscal Year 2015-16 for operations, including certain transactions that did not occur in Fiscal Year 2014-15 as expected.
State General Fund receipts, including transfers from other funds, totaled $67.9 billion in Fiscal Year 2014-15, an increase of $6.1 billion (9.8%) from the prior fiscal year, reflecting the one-time receipt of monetary settlements with financial institutions.  Tax receipts, including the transfer of tax receipts to the State General Fund after payment of debt service, were $886 million (1.5%) higher than in the prior fiscal year.  Miscellaneous receipts and non-tax transfers, excluding the amounts related to monetary settlements, totaled $4.6 billion, or $270 million lower than expected.  Licenses, fee revenues, and transfers from other funds fell below planned levels.
State General Fund disbursements, including transfers to other funds, totaled $62.9 billion in Fiscal Year 2014-15, an increase of $1.6 billion (2.6%) from the prior fiscal year, but lower than prior estimates.  This lower spending was partly offset by higher transfers for capital projects ($376 million), due to the timing of the bond reimbursements for first-instance capital spending from the State General Fund.  Aside from variances due to the timing of monetary settlements, the State General Fund receipts and disbursements in Fiscal Year 2014-15 were close to planned levels.
All Funds receipts for Fiscal Year 2014-15 totaled $149.1 billion, an increase of 11.4 million over the prior year's results.  All Funds tax receipts through March 2015 reflect annual growth in all major tax categories, including personal income tax ($749 million), primarily due to growth in withholding and current estimated payments, consumption/use taxes ($286 million), business taxes ($244 million) and certain payroll taxes ($66 million).  All Funds disbursements for Fiscal Year 2014-15 totaled $143.9 billion, an increase of 6.4 million over the prior year's results.

The State deposited approximately $315 million to its rainy day reserves at the close of Fiscal Year 2014-15, the maximum amount allowable under the deposit calculations set forth in law, bringing the balance in the rainy day reserves to $1.8 billion, or 2.9% of Fiscal Year 2014-15 State General Fund spending.  The State ended Fiscal Year 2014-15with a State General Fund balance of $7.3 billion, which was $468 million below prior estimates.
Fiscal Year 2015-16 Enacted Budget Financial Plan
The Fiscal Year 2015-16 Budget provided for balanced operations on a cash basis in the State General Fund, as required by law, and reflects savings from the continuation of spending controls and cost containment measures put in place in prior years.  Funding for agency operations is generally expected to remain level across the financial plan period (excluding the timing of cash disbursements in Fiscal Year 2014-15).  Statutory reserves were expected to remain at the same level as Fiscal Year 2014-15.

State General Fund receipts, including transfers from other funds, were expected to total $69.6 billion, an annual increase of $1.7 billion (2.5%) from the prior fiscal year.  Tax collections, including transfers of tax receipts to the State General Fund after payment of debt service, were expected to total $63 billion, an increase of $4.3 billion (7.4%) from the prior fiscal year.  Non-tax transfers to the State General Fund were expected to total $1.3 billion, an increase of $398 million.  State General Fund receipts were affected by the deposit of dedicated taxes in other funds for debt services and other purposes, the transfer of balances between funds of the State, and other factors.  All Funds receipts for the Fiscal Year 2015-16 Budget were projected to total $153.1 billion, an increase of 2.6% from Fiscal Year 2014-15 results.
State General Fund disbursements, including transfers to other funds, were expected to total $72.3 billion, an increase of $9.5 billion (15.1%) from Fiscal Year 2014-15 spending levels.  State General Fund transfers to other funds were expected to total $14.4 billion in Fiscal Year 2015-16, an increase of $5.8 billion from Fiscal Year 2014-15.  The increase was primarily attributable to the $4.6 billion DIIF transfer.
All Funds receipts for Fiscal Year 2015-16 were projected to total $153.1 billion, an increase of approximately $3.88 billion (2.6%) from Fiscal Year 2014-15 results.  All Funds tax receipts during Fiscal Year 2015-16 were expected to be $74.82 billion, an increase of approximately $901 million (5.3%) reflecting annual growth in personal income tax ($47.24 billion), consumption/use tax ($15.63 billion), business tax ($8.08 billion) and other taxes ($2.52 billion).  Miscellaneous receipts of $25.94 billion are estimated in Fiscal Year 2015-16, a decrease of approximately $3.50 billion (11.9%) from the prior fiscal year.
The Fiscal Year 2015-16 Budget reserved $500 million for debt management purposes in Fiscal Year 2015-16, unchanged from the level reserved in Fiscal Year 2014-15.  DOB projected that the State will end Fiscal Year 2015-16 with a State General Fund cash balance of $4.6 billion, a decrease of $2.7 billion from the Fiscal Year 2014-15 closing balance.  The decline reflects the planned use of monetary settlement funds ($2.5 billion), the use of resources from Fiscal Year 2014-15 ($190 million), and the use of the collective bargaining reserve to fund the recent labor agreements ($35 million).
Update to Fiscal Year 2015-16 Budget.  The State ended December 2015 with a State General Fund closing balance of $12.7 billion, $5.5 billion higher than initially estimated in the Fiscal Year 2015-16 Budget.  The increase reflects $2.6 billion in higher than expected tax receipts, $1.4 billion in unanticipated monetary settlements, and $1.5 billion in lower spending.  Through December 2015, State General Fund receipts totaled $53.4 billion, almost $4.0 billion higher than earlier projections, reflecting higher tax collections ($2.6 billion) and miscellaneous receipts ($1.4 billion).  Through December 2015, State General Fund disbursements were $1.5 billion lower than earlier projections, with the largest reductions in education-and higher education programs due mainly to the timing of payments.
State General Fund receipts are now expected to total $70.3 billion in Fiscal Year 2015-16, and State General Fund disbursements are expected to total $72.6 billion in Fiscal Year 2015-16.  DOB expects the State to end Fiscal Year 2015-15 with a State General Fund closing balance of $5.0 billion.
Fiscal Year 2016-17 Executive Budget
The Fiscal Year 2016-17 Executive Budget provides for balanced operations on a cash basis in the State General Fund, and reflects savings from the continuation of spending controls and cost containment measures put in place in prior years.  Under the Fiscal Year 2016-17 Executive Budget, State General Fund receipts, including transfers from other funds, are estimated to total $68.8 billion for Fiscal Year 2016-17, an annual decrease of $1.5 billion (2.1%) from Fiscal Year 2015-16.  Tax collections, including transfers of tax receipts to the State General Fund after payment of debt service, are estimated to total $65.4 billion for Fiscal Year 2016-17, an increase of $2.1 billion (3.4%) from Fiscal Year 2015-16.  Non-tax transfers to the State General Fund are estimated to total $3.4 billion, a decrease of $3.7 billion from Fiscal Year 2015-16.
Under the Fiscal Year 2016-17 Executive Budget, State General Fund disbursements, including transfers to other funds, are estimated to total $70.6 billion for Fiscal Year 2016-17, a decrease of $1.9 billion (2.7%) from Fiscal Year 2015-16 estimates.  State General Fund transfers to other funds are estimated to total $9.5 billion in Fiscal Year 2016-17, a decrease of $77 million from Fiscal Year 2015-16.
The DOB projects that the State will end Fiscal Year 2016-17 with a State General Fund cash balance of $3.2 billion, a decrease of $1.9 billion from the Fiscal Year 2015-16 estimate.
Cash Position
The State authorizes the State General Fund to borrow resources temporarily from the State's Short Term Investment Pool ("STIP") for up to four months, or to the end of the fiscal year, whichever period is shorter.  Based on current information, DOB expects that the State will have sufficient liquidity to make all planned payments as they become due throughout Fiscal Year 2016-17.  The State continues to reserve money on a quarterly basis for debt service payments that are financed with State General Fund resources.  Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.  As of March 31, 2015, the total outstanding balance of loans from STIP was $2.305 billion.
State Indebtedness General.  The State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding.  The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii and New Jersey.  As of March 31, 2015, total State-related debt outstanding totaled $54.2 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.9% of New York personal income.  Total debt service is projected at $5.5 billion in Fiscal Year 2015-16, of which approximately $1.3 billion would be paid from the State General Fund through transfers, and $4.2 billion from other State funds.  Total debt service is estimated at $5.5 billion in Fiscal Year 2016-17, of which approximately $725 million would be paid from the State General Fund through transfers, and $4.7 billion from other State funds.  The State General Fund transfer finances debt service payments on general obligation and service contract bonds.  Debt service is paid directly from other State funds for the State's revenue bonds.
Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financing, moral obligation and other financing through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature.  The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.
Limitations on State-Supported Debt.  The Debt Reform Act of 2000 limits outstanding State-supported debt to no greater than 4% of New York State personal income, and debt service on State-supported debt to no greater than 5% of All Funds receipts.  The limits apply to all State-supported debt issued after April 1, 2000.  Bond caps are legal authorizations to issue bonds to finance the State's capital projects.  As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation.
The State was in compliance with the statutory caps in Fiscal Year 2014-15.  DOB projects that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act.  Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $4.4 billion in Fiscal Year 2015-16 to $189 million in Fiscal Year 2019-20.  This includes the estimated impact of the bond-financed portion of proposed increased capital commitment levels.
Variable Rate Obligations and Related Agreements.  State statutory law authorizes issuers of State-supported debt to issue a limited amount of variable rate obligations and, subject to various statutory restrictions, enter into a limited amount of interest rate exchange agreements.  State law limits the use of debt instruments which result in a variable rate exposure to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total State-supported outstanding debt.  As of March 31, 2015, State-supported debt in the amount of $51.9 billion was outstanding, resulting in a variable rate exposure cap and interest rate exchange agreement cap of approximately $8 billion each.  As of March 31, 2015, both amounts are less than the statutory cap of 15%.
As of March 31, 2015, the State's authorized issuers had entered into a notional amount of $1.9 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 3.7% of total debt outstanding.  Overall, the State's swap exposure is expected to decline to 2.5% in Fiscal Year 2018-19.  The State currently has no plans to increase its swap exposure.
State-Supported Debt.
General Obligation Bond Programs.  General obligation debt is currently authorized by the State for transportation, environment, housing and education purposes.  Transportation-related bonds are issued for State and local highway and bridge improvements, and mass transportation, rail, aviation, canal, port and waterway programs and projects.  Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects.  As of March 31, 2015, approximately $3.0 billion of general obligation bonds were outstanding.
Lease-Purchase and Contractual-Obligation Financing Programs.  Lease-purchase and contractual-obligation financing arrangements with public authorities and municipalities has been used primarily by the State to finance the State's bridge and highway programs, State University of New York and City University of New York buildings, health and mental hygiene facilities, prison construction and rehabilitation and various other State capital projects.
Personal Income Tax (PIT) Revenue Bond Program.  From 2002 to 2013, the PIT Revenue Bond program was the primary financing vehicle used to fund the State's capital program.  Since 2013, the PIT Revenue Bond program and the State's Sales Tax Revenue Bond program have been the largest sources of financing for the State's capital program.  As of December 31, 2015, approximately $31.7 billion of State PIT Revenue Bonds were outstanding.
Sales Tax Revenue Bond Program.  Legislation included in the Fiscal Year 2013-14 Enacted Budget created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of existing revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing.  The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of 1 cent of the State's 4 cent sales and use tax receipts.  Such sales tax receipts in excess of debt service requirements will be transferred to the State General Fund.  The first Sales Tax Revenue Bond issuance occurred in October 2013, and it is anticipated that the Sales Tax Revenue Bonds will be used interchangeably with PIT Revenue Bonds to finance State capital needs.  As of December 31, 2015, $4.5 billion of Sales Tax Revenue Bonds were outstanding.  Based on current projections and anticipated coverage requirements, the State expects to issue approximately $1.2 billion of Sales Tax Revenue Bonds annually over the next four years.
Ratings.  The current ratings of the State's general obligation bonds are "Aa1" from Moody's, "AA+" from S&P and "AA+" from Fitch.
Fiscal Year 2015-16 State Supported Borrowing Plan.  Spending on capital projects is projected to total $11.2 billion in Fiscal Year 2015-16, which includes $889 million in "off-budget spending" directly from bond proceeds held by public authorities.  Overall, capital spending in Fiscal Year 2015-16 is projected to increase by $2.9 billion (35%) from Fiscal Year 2014-15.  In Fiscal Year 2015-16, transportation spending is projected to total $4.7 billion, which represents 42% of total capital spending, with higher education comprising the next largest share at 15%.  In Fiscal Year 2015-16, the State plans to finance 54% of capital projects spending with long-term debt.  Federal aid is expected to fund 13% of the State's Fiscal Year 2015-16 capital spending, primarily for transportation.  State cash resources will finance the remaining 33% of capital spending.
Debt issuances of $5.2 billion are planned to finance new capital project spending in Fiscal Year 2015-16, an increase of $2.0 billion (61%) from the prior fiscal year, which increase is primarily attributable to a delay in the capital spending from Fiscal Year 2014-15 until Fiscal Year 2015-16.  The bond issuances will finance capital commitments for transportation infrastructure ($1.4 billion), education ($1.7 billion), mental hygiene and health care facilities ($600 million), economic development ($844 million), the environment ($268 million), and State facilities and equipment ($345 million).  Over the next four years, new debt issuances are projected to total $23.1 billion.  New issuances are primarily for transportation infrastructure ($6.3 billion), education facilities ($7.7 billion), economic development ($3.7 billion), the environment ($1.2 billion), mental hygiene and health care facilities ($2.7 billion), and State facilities and equipment ($1.5 billion).
Pension and Retirement Systems
The State's retirement systems comprise the ERS and the PFRS.  State employees made up about 32% of total membership during Fiscal Year 2014-15.  There were 3,029 other public employers participating in the State's retirement systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities.  As of March 31, 2015, 643,178 persons were members and 430,308 pensioners or beneficiaries were receiving benefits.  The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.
Assets are held by the Common Retirement Fund (the "CRF") for the exclusive benefit of members, pensioners and beneficiaries.  Investments are made by the Comptroller as trustee of the CRF.  Net assets available for benefits as of March 31, 2015 were $189.4 billion (including $6.3 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $8.1 billion (4.5%) from prior fiscal year's level of $181.3 billion.  The increase in net assets available for benefits year-over-year reflects, in large part, equity market performance.  The CRF's net assets gained 7.16% during Fiscal Year 2014-15.
The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $216.4 billion on April 1, 2014 to $225.7 billion (including $107.7 billion for current retirees and beneficiaries) on April 1, 2015.  It is anticipated that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.  Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits.  Actuarial assets differed from net assets on April 1, 2015 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method.  Actuarial assets increased from $171.7 billion on April 1, 2014 to $184.2 billion on April 1, 2015.
An amendment to the laws adopted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute.  Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty.  Employers are required to pay interest on the amortized amount at a rate determined annually by the Comptroller that is comparable to taxable fixed income investments of a comparable duration.  The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period.  Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year.  For amounts amortized in Fiscal Years 2012-13, 2013-14 and 2014-15 the interest rate was 3%, 3.67% and 3.15%, respectively.  The first payment is due in the fiscal year following the decision to amortize pension costs.  When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.  These reserve funds will be invested separately from pension assets.  Over time, it is expected that this will reduce the budgetary volatility of employer contributions.  As of March 31, 2015, the amortized amount receivable, including accrued interest, for the 2011 amortization is $164.7 million from the State and $27.7 million from 45 participating employers; the amortized amount receivable, including accrued interest, for the 2012 amortization is $416.5 million from the State and $152.6 million from 118 participating employers; the amortized amount receivable, including accrued interest, for the 2013 amortization is $642.2 million from the State and $302.2 million from 136 participating employers; for the 2014 amortization is $860.3 million from the State and $200 million from 110 participating employers; and the amortized amount receivable including accrued interest, for the 2015 amortization is $715.0 million from the State and $152.1 million from 86 participating employers.
The State payment (including Judiciary) for Fiscal Year 2014-15 was approximately $2.780 billion.  The State (including Judiciary) opted to amortize the maximum amount permitted, which reduced the required March 1, 2015 payment by $713.2 million.  The State payment (including Judiciary) for Fiscal Year 2015-16 is approximately $2.476 billion.  Multiple prepayments to date (including interest credit) reduced this amount by approximately $2.113 billion.  If the State (including Judiciary) elected to amortize the maximum amount permitted, the total amount due on March 1, 2016 would have been reduced by $356.1 million.  Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.
Litigation and Arbitration—General.  The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million or involving significant challenge to or impact on the State's financial policies or practices.  These proceedings could adversely affect the State's finances in the current fiscal year or thereafter.  The State believes that its budget will include sufficient reserves to offset the costs associated with the payment of judgments that may be required during the current fiscal year.  There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential budget resources available for the payment of judgments.
Real Property Claims.  There are several cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or the predecessors-in-interest in the 18th and 19th centuries were illegal.
In Oneida Indian Nation of New York v. State of New York, the plaintiff, alleged successors-in-interest to the historic Oneida Indian Nation, sought a declaration that they held a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place between 1795 and 1846, money damages, and the ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area.  In 1998, the United States intervened in support of plaintiff.  During the pendency of this case, significant decisions were rendered by the United States Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York and Cayuga Indian Nation of New York v. Pataki.  Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence and impossibility can bar ancient land claims.
Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., the Second Circuit Court of Appeals dismissed the Oneida land claim.  On October 17, 2011, the U.S. Supreme Court denied plaintiffs' petition for certiorari.  On May 16, 2013, the State, Madison and Oneida Counties, and the Oneida Indian Nation signed a settlement agreement covering many issues.  In part, the agreement would place a cap on the amount of land the tribe could reacquire and have taken into trust for its benefit by the United States.  The agreement has been approved by the State Legislature, and was approved by the federal court on March 4, 2014.  There are three cases challenging the settlement agreement.  In Matter of Town of Verona, et al. v. Cuomo, et al., the plaintiffs are citizen taxpayers, voters and two towns.  The defendants answered and moved for summary judgment, which was granted on June 27, 2014.  On March 17, 2015, plaintiffs filed a notice of appeal.  In an opinion and order entered December 17, 2015, the appellate division affirmed the Supreme Court's judgment upholding the settlement agreement and dismissing the action.  Plaintiffs made a motion for reargument or leave to appeal, returnable February 1, 2016, which is pending.  In Schulz v. New York State Executive, et al., plaintiff seeks a declaratory judgment that the New York Gaming Act, the New York Tax Free Zones Act, and the Oneida, St. Regis Mohawk and Seneca Nation settlement agreements violate various provisions of the State Constitution.  In a decision, order and judgment dated April 10, 2014, the court disposed of some of the constitutional challenges to the statutes and ordered that plaintiff serve the tribes and the Counties of Madison and Oneida within thirty days.  The counties dispute whether they were properly served and the tribes appear to have invoked immunity from suit such that none of those parties answered the amended complaint by June 16, 2014 as directed by the court.  On November 5, 2014, the court dismissed the remainder of the action in its entirety.  The plaintiff's appeal is now pending.  In Kaplan v. State of New York, plaintiff is a citizen taxpayer and voter who claims that the settlement agreement violates the State Constitution by delegating the State's taxing power.  On July 16, 2015, the State filed a motion to dismiss the complaint, which was fully briefed and argued on September 16, 2015.  The trial court dismissed plaintiff's claims and issued declaratory judgment in favor of the State on February 19, 2016, finding that the State did not violate the State Constitution by contracting away its power to tax when it entered into the settlement agreement.
In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest.  The defendants' motion for judgment on the pleadings, relying on the decisions in Sherrill, Cayuga and Oneida, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation, which will now proceed through discovery and additional motion practice.  On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe's land claim.  The land claim was stayed through at least January 15, 2016 to allow for settlement negotiations.  On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation.  The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement.  Any formal settlement agreement will also require additional local, State and Congressional approval.
In Shinnecock Indian Nation v. State of New York, et al., plaintiff seeks ejectment, monetary damages, and declaratory and injunctive relief for its claim that approximately 3,600 acres in the Town of Southampton were illegally transferred from its predecessors-in-interest.  On December 5, 2006, the District Court granted defendants' motion to dismiss, based on the Sherrill and Cayuga decisions.  Plaintiff moved for reconsideration before the District Court and also appealed to the Second Circuit Court of Appeals.  The motion for reconsideration has been withdrawn, and on October 31, 2014 plaintiff withdrew its motion to amend its complaint.  The Shinnecock appeal to the Second Circuit has been reinstated and, on October 28, 2015, the Second Circuit affirmed the District Court's decision dismissing the plaintiff's claim.  The U.S. Supreme Court granted plaintiff's motion to extend the time to file a writ of certiorari to March 25, 2016.
Tobacco Master Settlement Agreement.  In 1998, the attorneys general of 46 states, including New York, and several territories (collectively the "Settling States") and the then four largest United States tobacco manufacturers ("OPMs"), entered into a Master Settlement Agreement (the "MSA") to resolve cigarette smoking-related litigation between the Settling States and the OPMs.  Approximately 30 additional tobacco companies have entered into the settlement (together, with the OPMs, "PMs").  The MSA released the PMs from past and present smoking-related claims by the Settling States, and provided for a continuing release of future smoking-related claims, in exchange for certain payments to be made to the Settling States, and the imposition of certain tobacco advertising and marketing restrictions among other things.
Arbitration Related to Tobacco Master Settlement Agreement.  The PMs brought a nationwide arbitration proceeding against the Settling States (excluding Montana).  The MSA provides that each year, in perpetuity, the PMs pay the Settling States a base payment, subject to certain adjustments, to compensate for financial harm suffered by the Settling States due to smoking-related illness.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA ("NPMs") to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold.  New York's allocable share of the total base payment is approximately 12.8% of the total, or approximately $800 million annually.
The arbitration proceeding brought by the PMs asserts that the Settling States involved failed to diligently enforce their escrow statutes in 2003.  The PMs sought a downward adjustment of the payment due in that year (an "NPM Adjustment") which would serve as a credit against future payments.  Any such claim for NPM Adjustment for years prior to 2003 was settled in 2003.  The PMs have raised the same claim for years 2004-2012, but none of those years is yet in arbitration.  A hearing on issues common to all states commenced April 16-24, 2012, and concluded May 21-24, 2013.  New York's diligent enforcement hearings took place on June 25-29, 2012.  New York was found to have diligently enforced its qualifying statute in 2003 and, thus, is not subject to an NPM Adjustment for 2003.
In December 2012, the PMs and certain states (collectively the "Signatory Parties") agreed to a term sheet purportedly settling the NPM Adjustment disputes for 2003-2012.  New York and certain other states and territories rejected the term sheet.  On March 13, 2013, a panel issued a Partial Stipulated Settlement Award ("Partial Award") based on the provisions of the term sheet.  In so doing, the panel deemed the 20 states (collectively the "Signatory States") "diligent" for purposes of allocation of the NPM Adjustment.  On October 20, 2015, in light of the PMs' stated intent to continue challenging New York's diligence for all sales years 2004 and forward, New York and the PMs announced a settlement of all outstanding disputes between them concerning NPM Adjustments and related Disputed Payment Account ("DPA") deposits relating to all prior sales years under the MSA.  The settlement releases to New York 90% of the funds currently held in the DPA for past NPM Adjustment claims.  As to all future MSA annual payments, the PMs will receive a discount tied to the total in-state sales volume of cigarettes that are manufactured on Native American reservations and sold tax-free from smoke shops on those reservations to New York consumers.  It is expected that in the first several years of implementation, the discount will amount to less than $100 million out of each annual payment of $775 million, and that such amount will decline in future years.  The PMs are required to release New York from any other claims to the balance of these future payments as well, meaning that beyond the stipulated discount, New York will not be at risk of losing any of its future annual payments as the result of extended arbitration proceedings.  Under the settlement, there will be no future NPM Adjustment arbitrations involving New York and New York will no longer risk losing its entire annual MSA payment.
Medicaid Nursing Home Rate Methodology.  In Kateri Residence v. Novello and several other cases, the plaintiffs challenge several nursing home rate methodologies, including the "reserve bed patient day adjustment," which regulates payments to nursing homes when long term care patients are receiving off-site care.  The trial court granted partial summary judgment to plaintiffs in Kateri, holding that the methodology was improper.  The appellate court affirmed trial court's partial summary judgment decision on interlocutory appeal and remanded the case to trial court for further proceedings.  The Court of Appeals denied leave to appeal on the grounds that the decision was not final.  The trial court directed the defendant to re-compute Medicaid rates for the plaintiff's facilities, and that re-computation was completed in October 2013.  The parties are presently conducting discovery.  Plaintiffs have brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by Department of Health staff, resulting from application of the reserve bed day methodology.  On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff.  Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014.  The motion has been granted and the State has filed a motion to appeal.
On April and May 2015, the trial court consolidated many of the reserved bed day Kateri matters under the new caption of Bayberry, et al.  With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, the Department of Health performed additional rate calculations that incorporated petitioners' reserved bed day interpretation and similar calculations by the Department of Health for additionally consolidated cases were performed.  Document discovery closed on July 1, 2015; a court status conference was adjourned to March 2, 2016, pending ongoing settlement negotiations.
School Aid.  In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State's system of financing public education violates the State Constitution on the ground that it fails to provide a sound basic education.  In a decision and order dated July 21, 2009 the trial court denied the State's motion to dismiss the action.  The State appealed this decision, which was upheld by the appellate court on January 13, 2011.  On May 6, 2011, defendants were granted leave to appeal to the Court of Appeals.  On June 26, 2012, the Court of Appeals denied the State's motion to dismiss.  The trial commenced on January 21, 2015 and completed on March 12, 2015. The parties submitted their proposed findings of fact on October 28, 2015.  Plaintiffs' memorandum of law was due on November 27, 2015 and the State's memorandum of law was filed on January 25, 2016.
In Aristy-Farer, et al. v. The State of New York, et al., commenced February 6, 2013, plaintiffs seek a judgment declaring that the statutory provisions linking payment of State school aid increases for Fiscal Year 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of certain State aid disbursements to the City of New York pending a final determination.  The State opposed this motion.  By order dated February 19, 2013, the trial court granted the motion for preliminary injunction.  The State appealed.  On May 21, 2013, the appellate court denied plaintiffs motion for a stay pending appeal.  As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal.  On April 7, 2014, the trial court denied the State's motion to dismiss.  The State's appeal is pending.  By decision dated August 12, 2014, the trial granted a motion to consolidate Aristy-Farer with New Yorkers for Student Educational Rights.
In New York State United Teachers, et al. v. The State of New York, et al., commenced February 20, 2013, plaintiffs seek a judgment declaring that certain statutes that imposes a limitation on the tax that school districts can levy on the real property subject to tax within their borders violates certain provisions of the State Constitution because implementation of the statutes would prevent students from receiving a sound basic education and impair the right of plaintiffs to substantially control school district finances.  Plaintiffs also seek injunctive relief barring application of the statutory tax cap to local education funding.  Defendants moved to dismiss the first amended complaint and plaintiffs moved to further file and serve a second amended complaint to add a challenge to the new education law.  On September 23, 2014, Justice McGrath issued a decision and order granting the defendants' motion to dismiss the plaintiffs' first amended complaint challenging the constitutionality of the tax, but granted plaintiffs leave to serve a second amended complaint to add a separate challenge to the legislation.  Defendants then moved to dismiss the second amended complaint and by order to show cause, plaintiffs have moved for a preliminary injunction seeking to enjoin enforcement of the tax and education laws.  Both motions were argued on February 24, 2015.  By decision and order dated March 16, 2015, the trial court granted the defendants' motion to dismiss the second amended complaint, and denied the plaintiffs'  motion for a preliminary injunction.  Plaintiffs filed a notice of appeal on March 24, 2015.  The case has been fully briefed and was argued in the January 2016 term.
In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs filed suit on February 11, 2014 claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education.  Among other things, plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals' 2006 decision in Campaign for Fiscal Equity ("CFE") v. New York and also challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan.  Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the constitutional requirement to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional.  They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.  On May 30, 2014, the State filed a motion to dismiss all claims.  On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action.  On August 8, 2014, the trial court granted defendants' motion to transfer the preliminary injunction application, but denied that part of the motion which sought to transfer the entire action.  On October 27, 2014, plaintiff withdrew its motion for a preliminary injunction.  On November 17, 2014, the trial court denied defendants' motion to dismiss and granted the motion by the City of Yonkers to intervene a plaintiff in the proceeding.  Defendants' filed a notice of appeal on both November 1, 2014 decisions on December 15, 2014.  Defendants' filed an answer to the petition on February 2, 2015.  The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, are scheduled to be heard on February 24, 2016.  Plaintiffs moved for partial summary judgment on May 29, 2015.  Defendants filed opposition papers and cross-moved for partial summary judgment on July 31, 2015.  Defendants also moved for a stay of the litigation pending the outcomes of the pending appeals.  Oral argument was held on the cross-motions for partial summary judgment and the motion for a stay on November 4, 2015.  The court denied both parties' motions for partial summary judgment on November 20, 2015.  The court denied both parties' motions for partial summary judgment on November 20, 2015.  The court also denied defendants' motion for a stay on November 20, 2015.  The court held a preliminary conference on February 3, 2016.
Canal System Financing.  American Trucking Association v. New York State Thruway Authority, is a purported class action by a trucking industry trade association and three trucking companies against the State Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the United States Constitution because of the Thruway Authority's use of toll revenues to maintain and improve the State's canal system.  The trial court granted defendants' motion to dismiss the complaint for failure to join the State as a necessary party.  On August 4, 2015, the appellate court reversed the trial court's judgment dismissing the complaint and remanded the case for further proceedings.
PART III
ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES
See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.
Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  The initial investment must be accompanied by the Account Application.  If required information is missing from your Account Application, it may be rejected.  If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames.  Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus. Shares of the funds will only be issued against full payment.  You will be charged a fee if a check used to purchase fund shares is returned unpayable.  Effective July 1, 2011, the funds issue shares in book entry form only and no longer issue share certificates.
Each fund reserves the right to reject any purchase order.  No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  No fund will accept cash, travelers' checks or money orders as payment for shares.
Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  Accordingly, the availability of certain share classes, sales charge reductions or waivers, and/or shareholder services described in the prospectus or this SAI will depend on the policies, procedures and trading platforms of the Service Agent.  To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the prospectus or this SAI, you may need to open a fund account directly with the Distributor.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.
The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs.  These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs.  Participants and plan sponsors should consult their tax advisors for details.
Investment Minimums
Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.
Small Account Policies
The funds reserve the right to waive any small account policies that are described in the prospectus.
Purchase of Institutional Money Funds and Cash Management Funds (not applicable to Institutional Direct accounts)
In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through compatible computer facilities.  All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks.  To place an order by telephone or to determine whether their computer facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.
In-Kind Purchases
Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities.  Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale.  The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment.  Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.
Securities accepted by a fund will be valued in the same manner as the fund values its assets.  Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities.  All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities.  The exchange of securities for fund shares may be a taxable transaction to the shareholder.  For further information about "in-kind" purchases, call 1-800-DREYFUS (inside the U.S. only).
Information Pertaining to Purchase Orders
For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
Federal Funds (money market funds only).  Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund.  If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested in the fund.
Dreyfus TeleTransfer Privilege.  Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your fund account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.
Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees."  See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information.  Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.
Reopening an Account.  You may reopen an account in a fund that you previously closed without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information in the old Account Application is still applicable.  During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year.  Please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account.  You cannot at any time reopen an account that you closed in a fund, or in a share class of a fund, that previously was closed to new investment accounts.
Multi-Class Funds.  When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased.  In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales load is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.
Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.
Class A.  Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to (a) Class A shares of a Multi-Class Fund that is an equity fund purchased directly through the Distributor by shareholders who beneficially owned Class A shares of such fund on November 30, 1996, and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:
Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
____________________________
 *Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.
The public offering price for Class A shares of a Multi-Class Fund that is an equity fund purchased directly through the Distributor, for fund accounts maintained with the Distributor, by shareholders who beneficially owned Class A shares of such fund since November 30, 1996 is the NAV per share of that class plus a sales load as shown below:
Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
____________________________
 *Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.
Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund.  Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares.  For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund purchased directly through the Distributor, for fund accounts maintained with the Distributor, is the NAV per share of Class A of the fund plus a sales load as shown below:
Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-
____________________________
 *Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.
Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:
Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-
___________________________
 *Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.
Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.
•	Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing. Additional information about purchasing Class A shares at NAV is in the prospectus.
•	Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.
•	Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
•	Conversion of All Class B Shares. Effective as of the Effective Date, each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.
Class C.  The public offering price for Class C shares is the NAV per share of that class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.
Class I.  The public offering price for Class I shares is the NAV per share of that class.
Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such Acquired Fund may purchase directly through the Distributor, for fund accounts maintained with the Distributor, Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so.  Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.
Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
Class Y.  The public offering price for Class Y shares is the NAV per share of that class.
All Other Funds and Share Classes.  The public offering price is the NAV per share of the class.  Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients.  Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent.  Service Agents may receive different levels of compensation for selling different classes of shares of a fund.  Please consult your Service Agent.
Converting Shares
Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund.  The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.
Taxpayer ID Number
Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.
Frequent Purchases and Exchanges (non-money market funds only)
The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders.  If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund.  If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor.  While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.
Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder(R)), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES
See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.
Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder(R), and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days).  For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period.  In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed.  If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express(R) voice-activated account access system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.
During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares.  In such cases, you should consider using the other redemption procedures described herein.  Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used.  During the delay the NAV of non-money market funds may fluctuate.
Redemption Fee
Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses.  Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party.  If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.
The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period.  For purposes of applying the redemption fee, the fund will use the "first-in, first-out" method to determine the holding period for the shares sold.  Under this method, shares held the longest will be deemed to be redeemed or exchanged first.  The holding period commences on the day after your purchase order is effective.  For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29.  Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.
A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.
A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.
The funds' prospectuses contain information on transactions for which the redemption fee is waived.  The funds reserve the right to exempt additional transactions from the redemption fee.
Contingent Deferred Sales Charge—Multi-Class Funds
Class C.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.  No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.
If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.
In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.
For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends.  Within a year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.
Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the Distributor relating to such services, or were purchased directly through the Distributor, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½ and (e) redemptions pursuant to Dreyfus Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Dreyfus Automatic Withdrawal Plan" in Part III of this SAI.  The CDSC also will be waived in connection with redemptions by Retirement Plans of fund shares purchased on or before January 31, 2016.  If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.
To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or, if you are a client of a Service Agent or other Financial Intermediary, you must notify the Service Agent or Financial Intermediary and then the Service Agent or Financial Intermediary in turn must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.
Redemption Through an Authorized Entity
Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, redemption orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day.  Otherwise, the shares will be redeemed at the next determined NAV.  It is the responsibility of the Authorized Entity to transmit orders on a timely basis.  The Authorized Entity may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.
Checkwriting Privilege
Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check.  Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.
Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds."  Checks should not be used to close your account.
You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order.  If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.
Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.  Institutional Direct accounts are not eligible for the Checkwriting Privilege.
Wire Redemption Privilege
Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.  Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.
Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.  To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  In most circumstances, this request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees."  Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.
Redemption through Compatible Computer Facilities
Certain funds make available to institutions the ability to redeem shares through compatible computer facilities.  Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.
Dreyfus TeleTransfer Privilege
Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account.  Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege.  See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.
Reinvestment Privilege
You may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested.  The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.
Share Certificates; Medallion Signature Guarantees
Share Certificates.  Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates.  Any certificates representing fund shares to be redeemed must be submitted with the redemption request.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.
Medallion Signature Guarantees.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP).  Guarantees must be signed by an authorized signatory of the guarantor.  No other types of signature guarantees will be accepted.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.
Redemption Commitment
Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the fund's portfolio is valued.  If the recipient sells such securities, brokerage charges would be incurred.
Suspension of Redemptions
The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect fund shareholders.
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES
See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.
Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.
Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (inside the U.S. only).  To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only).  Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.
Exchanges
You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made.  Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made:  Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.
The funds reserve the right to reject any exchange request in whole or in part.  Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.
Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.  Fund Exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus.  You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features.  Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:
A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.
B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.
D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.
E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.
To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.
Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online.  Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Dreyfus Express(R) voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.
When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased).  For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.
During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.
Class A or Class C shares of a Multi-Class Fund.  You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC ("CDSC Shares") for Dreyfus Class shares of the General Government Fund.  Such shares will be held in a special account of Dreyfus Class shares of the General Government Fund (an Exchange Account).  Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  See "How to Redeem Shares" in Part II of this SAI.  Redemption proceeds for Exchange Account shares are paid by federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Dreyfus Automatic Withdrawal Plan, each of which is described below.
Shares Received by Exchange From Class B Shares.  Holders of Class A shares of a Multi-Class Fund or the General Fund received by conversion from Class B shares on the Effective Date may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.
Class Y Shares.  Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Dreyfus Class shares of each of General AMT-Free Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Prime Money Market Fund, provided that, with respect to Dreyfus Class shares of such funds, the investor meets the eligibility requirements for investing in such shares.
Dreyfus Class shares of each of General AMT-Free Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds and of BNY Mellon Income Stock Fund, provided that, with respect to Class Y shares of such funds, the investor meets the eligibility requirements for investing in such shares.
Exchanges of Class I or Class Y Shares Held by a Retirement Plan.  Exchanges of Class I or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.
Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds of which you are a shareholder.  However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds.  The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected.  With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.  Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges."  Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you.  Shares held under IRAs and Retirement Plans are eligible for this privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to Retirement Plan accounts, exchanges may be made only among those accounts.  Shares in certificate form are not eligible for this privilege.
Dreyfus Automatic Asset Builder(R)
Dreyfus Automatic Asset Builder(R) permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.
Dreyfus Government Direct Deposit Privilege
Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.  When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.
Dreyfus Payroll Savings Plan
Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.  Shares held through a Retirement Plan are not eligible for this privilege.
Dreyfus Dividend Options
Dreyfus Dividend Sweep.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends or dividends and capital gain distributions, if any, from a fund only in shares of the same class of another fund in the Dreyfus Family of Funds.  Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege.  Identically registered existing IRA accounts (other than Dreyfus-sponsored Coverdell Education Savings Accounts) are eligible for this privilege.  Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:
A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.
B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.
D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.
Dreyfus Dividend ACH.  Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.
Dreyfus Automatic Withdrawal Plan
The Dreyfus Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account.  Dreyfus Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day.  However, when the next business day is part of a new month, the transaction will be processed on the previous business day.  For example, if you request that Dreyfus Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.
Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Dreyfus Automatic Withdrawal Plan may be established by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  Shares for which share certificates have been issued may not be redeemed through the Dreyfus Automatic Withdrawal Plan.
No CDSC with respect to Class C shares will be imposed on withdrawals made under the Dreyfus Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Dreyfus Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class C shares under the Dreyfus Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Dreyfus Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
Certain Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans.  Participants should consult their Retirement Plan sponsor and tax advisor for details.  Such a withdrawal plan is different than the Dreyfus Automatic Withdrawal Plan.
Letter of Intent—Class A Shares
By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent.  Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-DREYFUS (inside the U.S. only).
Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment.  The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment.  When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account.  In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment.  The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment.  If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.
Retirement Plans and IRAs
If you wish to purchase fund shares in conjunction with a Dreyfus-sponsored Retirement Plan or Dreyfus-sponsored IRA, you may request from the Distributor forms for adoption of such plans.  Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.  Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.
The entity acting as custodian for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs may charge a fee, payment of which could require the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS
See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.
Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.
A written quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review.  For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan.  As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.
The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable.  To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.
All Funds other than Money Market Funds
Equity Securities
Equity securities include common stocks and certain preferred stocks, convertible securities and warrants.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.
Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities.  For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors.  Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.  If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.  While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.
An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.
Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas).  To some extent, the prices of equity securities tend to move by industry, market or sector.  When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.
Common Stock.  Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company.  After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock may be received upon the conversion of convertible securities.
Preferred Stock.  Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.
Certain convertible preferred stocks may offer enhanced yield features.  These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price.  Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection.  Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity.  Upon maturity they may convert into either cash or a specified number of shares of common stock.
In some cases, certain preferred securities can include loss absorbtion provisions that make the securities more like equity.  Contingent capital securities (sometimes referred to as "CoCos") may have loss absorbtion characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances.  Loss absorbtion characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances.  This may occur, for instance, in the event that business losses have eroded capital to a substantial extent.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.
Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  Convertible securities have characteristics similar to both equity and fixed-income securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
Synthetic Convertible Securities.  So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  An example is a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.
Warrants and Stock Purchase Rights.  Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date.  Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.
IPOs.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules of FINRA apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.
Fixed-Income Securities
Fixed-income securities include interest-bearing securities, such as corporate debt securities.  Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations.  Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected.  Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount."  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities.  In order for a fund (other than the MLP Fund) to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price.  The values of fixed-income securities also may be affected by changes in the credit rating of the issuer.  Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities.  See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.
As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk).  Generally, the longer the duration, the more volatility an investor should expect.  For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%.  The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration.  Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity.  The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates.  Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights.  In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.
Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers.  The average maturity is weighted according to the dollar amounts invested in the various securities by the fund.  In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.  For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date.  The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.  The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.
When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid.  The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall.  This is known as prepayment risk.  Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets.  This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.
U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund's share price is guaranteed.
TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.  See also "Inflation-Indexed Securities" below.
Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.
On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA."  The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.
Corporate Debt Securities.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate.  A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.
Ratings of Securities; Unrated Securities.  Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund.  Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities.  In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events.  To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.
A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest.  Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist.  As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished.  Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating.  To the extent that a fund invests in unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.
High Yield and Lower-Rated Securities.  Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk.  See "Rating Categories" below for a general description of securities ratings.  These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities.  These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.
Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.
The prices of these securities can fall dramatically in response to negative news about the issuer or its industry.  The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time.  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities.  These securities may be particularly susceptible to economic downturns.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.
Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.  Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.
Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings.  As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security.  Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.  Reorganization entails a complete change in the structure of a business entity.  An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested.  If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.
High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  A fund will not have any arrangement with any person concerning the acquisition of such securities.
Distressed and Defaulted Securities.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.
A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment.  A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.  Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time.  To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.
Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  In order for a fund (other than the MLP Fund) to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.
Inflation-Indexed Securities.  Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation.  Two structures are common.  The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Other inflation-related bonds may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
The value of inflation-indexed securities is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities.  Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.
Variable and Floating Rate Securities.  Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations.  The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations.  The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.  Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.  Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.
Variable Rate Demand Notes.  Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.
Floating and Inverse Floating Rate Debt Instruments.  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate.  The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index.  An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.
Loans.  Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread.  These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.  As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease.  To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.
Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower").  Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes.  Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.
Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.  Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to:  (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.
A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement").  In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement.  In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement.  A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan.  Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower.  The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower.  The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan.  The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.  With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.
In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees.  When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee.  On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan.  In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower.  Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.
Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange.  Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources.  Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser.  No active trading market may exist for some loans, which may make it difficult to value them.  Loans may not be considered securities, and purchasers, such as a fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information.  Because of the financial services and asset management activities of the Adviser and its affiliates, the Adviser may not have access to material non-public information regarding a Borrower to which other lenders have access which could put a fund at a disadvantage compared to such other investors.  Some loans may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value.  In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.
The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA'').  For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date.  Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer).  In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received.  Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.
A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan.  A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation.  In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.
Loans are usually rated below investment grade and may also be unrated.  As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured.  Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value.  Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.
Investing in loans is subject to legislative risk.  If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected.  In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers.  This would increase the risk of default.  If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly levered transactions.  If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.
Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.  In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan.  These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower.  This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral.  Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
The Adviser and/or its affiliates may participate in the primary and secondary market for loans.  Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions.  Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.  Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.
Participation Interests and Assignments.  Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank.  Co-Lenders may sell such securities to third parties called "Participants."  A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant.  Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants."  A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.
A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower.  The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security.  The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower.  The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent.  In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower.  Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired.  Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest.  Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.
A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.
A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party.  Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.
Mortgage-Related Securities.  Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.
Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities.  Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.  Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.  The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.
Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk.  In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below).  Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.
Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.  Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid.  The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.
Residential Mortgage-Related Securities.  Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.
Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government.  Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA.  The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling.  Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool.  The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers.  Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees.  GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes.  This guarantee is backed by the full faith and credit of the U.S. Government.  GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee.  When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders.  Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae.  Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees.  The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate).  Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.
Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government.  Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs").  Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship.  Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities.  The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012.  When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).  From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, they have paid $203 billion in senior preferred dividends to Treasury over the same period.  FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014.  Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014.  In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015.  However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required.  No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022.  Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.  FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship."  FHLMC faces similar uncertainty about its future role.  FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Commercial Mortgage-Related Securities.  Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties.  These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.  Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans.  In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.  The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.
Subordinated Securities.  Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages.  Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.
Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities.  CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by:  (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.
Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.
Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.  It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.
As CMOs have evolved, some classes of CMO bonds have become more prevalent.  The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.
Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO").  IOs and POs can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
Adjustable-Rate Mortgage Loans ("ARMs").  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.  ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans.  Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Negatively amortizing ARMs may provide limitations on changes in the required monthly payment.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.
Private Entity Securities.  Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss.  No insurance or guarantee covers a fund or the price of a fund's shares.  Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.
Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument.  Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.
The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above).  These securities include debt securities and securities with debt-like characteristics.  The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.  Other types of asset-backed securities may be developed in the future.  The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.
Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
Collateralized Debt Obligations.  Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets.  Assets called collateral usually are comprised of loans or other debt instruments.  A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively.  Investors bear the credit risk of the collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Municipal Securities.
Municipal Securities Generally.  "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below).  Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities.  Municipal securities are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues.  Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.  Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.
A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands.  A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession.  For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate.  As a result, many Rating Agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch."  If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.
Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately.  The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity.  The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.
The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities.  As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.
For a fund that is a regulated investment company for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax.  While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.
For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer.  If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.
Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT.  Taxable municipal securities also may include remarketed certificates of participation.  Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective.  A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state).  A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.
Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state.  Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties.  An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds.  You should consider carefully the special risks inherent in a fund's investment in such municipal securities.  If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.
The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due.  Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future.  Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California.  Other prominent municipal bankruptcies have followed.  In July 2013, Detroit, Michigan filed for bankruptcy.  With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S.  The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.
Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption.  One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield.  Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund.  Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.  If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.
Instruments Related to Municipal Securities.  The following is a description of certain types of investments related to municipal securities in which some funds may invest.  A fund's use of certain of the investment techniques described below may give rise to taxable income.
•	Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.
•	Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Loans—Participation Interests and Assignments" above.
•	Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the boards have directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the boards have directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.
•	Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.
•	Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
•	Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.
•	Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.
•	Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.
A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities.  In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.  Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.
An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.  Investments in inverse floaters may be illiquid.
•	Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."
•	Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.
•	Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.
•	Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.
Taxable Investments (municipal or other tax-exempt funds only).  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks").  Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).
Funding Agreements.  In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index.  This guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.
Real Estate Investment Trusts (REITs)
A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.
REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.  A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.
Money Market Instruments
When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper.  During such periods, the fund may not achieve its investment objective(s).  A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.
Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.
Bank Obligations.  See "Bank Obligations" below under "Money Market Funds."
Repurchase Agreements.  See "Repurchase Agreements" below under "Money Market Funds."
Commercial Paper.  Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.
Foreign Securities
Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.
Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations.  After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.
Emerging Markets.  Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries.  Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.
The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers.  A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls."  Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions.  Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves.  Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital.  These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries.  Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.  Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets.  The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries.  Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets.  Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets.  Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally.  Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.
Certain Asian Emerging Market Countries.  The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets.  Currency devaluation in one Asian country can have a significant effect on the entire region.  The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.
Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region.  The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries.  In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.
Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations.  The securities industries in these countries are comparatively underdeveloped.  Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets.  Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains.  There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.
Investing in Russia and other Eastern European Countries.  Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade.  However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats.  Investments in these countries are particularly subject to political, economic, legal, market and currency risks.  The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S.  Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.
These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities.  A limited volume of trading may result in difficulty in obtaining accurate prices and trading.  There is little publicly available information about issuers.  Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision.  This may result in significant delays or problems in registering the transfer of shares.  It is possible that a fund's ownership rights could be lost through fraud or negligence.  While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.
Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth.  Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.
In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies.  The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities.  Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities.  Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund.  Any or all of these potential results could lead Russia's economy into a recession.
Depositary Receipts and New York Shares.  Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.
Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.
Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.
Sovereign Debt Obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.
Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest.  Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer.  Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio.  Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.
Sovereign Debt Obligations of Emerging Market Countries.  Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.
Brady Bonds.  "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds.  One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  See "Derivatives—Structured Securities" below.
Eurodollar and Yankee Dollar Investments.  Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe.  Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations.  Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.  These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investment Companies
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), to:  (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate.  As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.  A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.
Private Investment Funds.  As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund.  These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund.  In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority.  Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject.  There may be very little public information available about their investments and performance.  Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time.  Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)
Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index.  These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities.  For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price.  At times, the market price may be at a premium or discount to the ETF's NAV.  Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.
The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.
Exchange-Traded Notes
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.  When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN.  These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption.  A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.
Master Limited Partnerships (MLPs)
Although the MLP Fund's MLP investments may take various forms, it is expected that the MLP Fund will invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes ("Pass-Thru MLPs").
A Pass-Thru MLP is an entity receiving partnership taxation treatment under the Code and whose interests or "units" are traded on securities exchanges like shares of corporate stock.  A typical Pass-Thru MLP consists of a general partner and limited partners.  The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution.  The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions.  Due to their partnership structure, Pass-Thru MLPs generally do not pay income taxes.
MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).  Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs.  Holders of partnership MLP units, either as general or limited partners, could potentially become subject to liability for all of the obligations of the MLP under certain circumstances, such as if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.
The benefit derived from a fund's investment in Pass-Thru MLPs is largely dependent on those MLPs being treated as partnerships for U.S. federal income tax purposes.  A change in current tax law (or the interpretation thereof), or a change in the business of a Pass-Thru MLP, could result in that MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income.  Thus, if any of the Pass-Thru MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.
Some limited liability companies ("LLCs") may be treated as Pass-Thru MLPs for federal income tax purposes.  Similar to other Pass-Thru MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.  In contrast to other MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.
MLP interests in which a fund may invest include MLP common units, MLP subordinated interests, MLP convertible subordinated units, MLP preferred units, MLP general partner interests,  MLP debt securities, equity and debt securities issued by affiliates of MLPs, MLP I-Shares and private investment in public equities ("PIPEs"), each as described below. A fund may invest in more than one class of an MLP's interests, and the classes may have different voting, trading and/or distribution features or rights.
MLP Common Units.  The common units of many MLPs are listed and traded on U.S. securities exchanges such as the NYSE or the NASDAQ.  MLP common units can be purchased through open market transactions and underwritten offerings, and may also be acquired through direct placements and privately negotiated transactions.  Holders of MLP common units typically have very limited control and voting rights.  Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  Holders of such common units are typically entitled to receive a minimum quarterly distribution ("MQD") from the issuer and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights").  Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders.  In addition, incentive distributions are typically not paid to the general partner unless the quarterly distributions on the common units exceed specified threshold levels above the MQD.  In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units.  Additionally, the general partner may have the right to require common unitholders to sell their common units at an undesirable time or price.
MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed or traded on an exchange.  Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer.  Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner.  Subordinated units generally do not provide arrearage rights.  Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.
MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors.  The issuance of convertible subordinated units increases the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders.  MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation.  Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights.  Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units.  Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter, and there is no active market for them.  The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units.  Convertible subordinated units generally have similar voting rights as do MLP common units.  Distributions may be paid in cash or in-kind.
MLP Preferred Units.  MLP preferred units are not typically listed or traded on an exchange.  MLP preferred units may be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units.  Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
MLP General Partner Interests.  The general partner interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP.  The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner.  General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP.  General partner interests can be privately held or owned by publicly traded entities.  General partner interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership agreement.  In addition, holders of general partner interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD.  Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the MLP, to maximize cash flow and increase distributions to the limited partners.  Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution.  The ability of the limited partners or members to remove the general partner without cause is typically very limited.  In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.  MLPs have liabilities, such as litigation, environmental liability and regulatory proceedings related to their business operations or transactions.  To the extent that actual outcomes differ from management's estimates, earnings would be affected.  If recorded liabilities are not adequate, earnings would be reduced.  To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP's liabilities, the MLP's general partner would be liable for those amounts, which could be in excess of its investment in the MLP.  However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.
MLP Debt Securities.  Debt securities issued by MLPs may include those rated below investment grade.  Investments in such securities may not offer the tax characteristics of equity securities of MLPs.
Equity and Debt Securities Issued by Affiliates of MLPs.  A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners of MLPs and companies that own MLP general partner interests and are energy companies.  Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.  Such other MLP equity securities may be purchased through market transactions and through direct placements.
MLP I-Shares.  I-Shares (also called "I-Units" and "institutional units") represent an ownership interest issued by an affiliate of an MLP and typically are issued as publicly traded limited liability company interests.  The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP.  I-Shares represent an indirect limited partner interest in the MLP.  I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distributions.  I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP's I-Share holders.  I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unitholders of the MLP.  I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may be duplicative of the MLP's expenses.  A fund will receive taxable income from its ownership of I-Shares when they are sold or exchanged, or the MLP is liquidated.  I-Shares are not redeemable at the holder's option, and trade on a national stock exchange in the secondary market.  I-Shares may be thinly traded, based on investors' perceptions of the MLP's value.  The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions and general market and economic conditions.  These factors may result in the market price of the I-Shares being less than the value of its net assets.  This means that I-Shares may trade at a discount to the price of the MLP's common units.  Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes.

PIPEs.  The Adviser may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units.  The Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods.  PIPEs involve the direct placement of equity securities to a purchaser such as a fund.  Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering.  Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.
Derivatives
Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes.  Whether or not a fund may use some or all of these derivatives varies by fund.  In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance.  Derivatives involve greater risks than if a fund had invested in the reference obligation directly.
An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.
Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.
Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.
Options and futures contracts prices can diverge from the prices of their underlying instruments.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
The funds, except the CPO Funds, have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA.  Although the Manager has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013,  respectively, the Manager relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds that rely on Regulation 4.5 exclusion.
The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if such funds continue to claim the exclusion from the definition of CPO.  In order to be eligible to continue to claim this exclusion, if a fund uses  commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase)  may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations.  Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds").  Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO.  The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief.  In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.
The CPO Funds do not claim an exclusion from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests.  In accordance with CFTC guidance, the Manager, and not the CPO Funds, has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations.  On August 13, 2013, the CFTC adopted final rules (the "Harmonization Rules") with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the CPO Funds.  Under the Harmonization Rules, the Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.
If a fund, except the CPO Fund, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.
It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.
Futures Transactions.  A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date.  When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If the fund has written a call option, it assumes a short futures position.  If the fund has written a put option, it assumes a long futures position.  When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.  Similarly, writing put options on futures contracts can serve as a limited long hedge.
Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss.  Transaction costs also are included in these calculations.
Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.
A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities.  Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.
Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.
Security Futures Contract.  A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.
Index Futures Contract.  An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.
Interest Rate Futures Contract.  An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).
Foreign Currency Futures Contract.  A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.
Eurodollar Contracts.  A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Options.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.  A fund receives a premium from writing an option which it retains whether or not the option is exercised.
A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.
Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.
Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.
Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).
Options on Securities.  Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.
Options on Securities Indexes.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.
Foreign Currency Options.  Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.
Swap Transactions.  Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount.  Some swaps are, and more in the future will be, centrally cleared.  Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund.  Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund.  A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).
A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.
The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC.  In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case.  Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.
Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).
Currency Swap Transactions.  A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.
Index Swap Transactions.  An index swap agreement involves the exchange of cash flows associated with a securities or other index.
Interest Rate Swap Transactions.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.
An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount.  These transactions typically are entered as a hedge against interest rate changes.  One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline.  The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.
In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate.  Caps and floors have an effect similar to buying or writing options.  Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
Credit Default Swap Transactions.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.
Inflation Swap Transactions.  An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI").  The following is an example.  The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity.  (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.)  In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).
Total Return Swap Transactions.  In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party.  The underlying reference asset of a total return swap may include an equity index, loans or bonds.
Contracts for Difference.  A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future.  (If the difference is negative, then the buyer instead pays the seller.)  In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets.  For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares.  CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.  Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.
Credit Linked Securities.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.
Credit Derivatives.  Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index.  Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments.  The risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes).  If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan.  Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund.  The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity.  The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk.  A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).
Structured Securities and Hybrid Instruments
Structured Securities.  Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index").  When a fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.
Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.
Exchange-Linked Notes.  Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index.  Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%.  Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity.  However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested.  As a result, ELNs generally are considered illiquid.
ELNs are generally subject to the same risks as the securities to which they are linked.  If the linked securities decline in value, the ELN may return a lower amount at maturity.  ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer.  ELNs are frequently secured by collateral.  If an issuer defaults, the fund would look to any underlying collateral to recover its losses.  Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral.  They provide no indication of the potential risks of the linked securities.
Participation Notes.  Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets.  Participation notes are a type of derivative which generally is traded over-the-counter.  The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.  Risks of investing in participation notes include the same risks associated with a direct investment in the underlying security or market the notes seek to replicate.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note.
Custodial Receipts.  Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian.  Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts.  These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.  For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian.  As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account.  Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer.  In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.
Combined Transactions.  Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Future Developments.  A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund.  Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.
Foreign Currency Transactions
Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.
Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including:  (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes.  Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive.  A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates.  There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.
The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.  As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.
Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.
Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Commodities
Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products.  Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns.  Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities.  A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.  However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.
The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments.  The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments.  A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop.  Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.
Short-Selling
A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns.  A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security.  The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund.  Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan.  To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short.  The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The fund will realize a gain if the security declines in price between those two dates.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale.  A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.
A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.
When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  Until a fund closes its short position or replaces the borrowed security, the fund will:  (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.  Short-selling is considered "leverage" and may involve substantial risk.
Lending Portfolio Securities
Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  A fund also has the right to terminate a loan at any time.  Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee.  If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  A fund may participate in a securities lending program operated by the Lending Agent.  The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing.  In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral.  A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.
Borrowing Money
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging.  If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.
Borrowing Money for Leverage.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Reverse Repurchase Agreements.  Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance.  The SEC views reverse repurchase transactions as collateralized borrowings by a fund.
Forward Commitments.  The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.
Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery.  A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share.  A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.
Forward Roll Transactions.  In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price.  During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund.  Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold.  Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities.  A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).
In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold.  A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold.  The dollar rolls entered into by a fund normally will be "covered."  A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction.  Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.
Illiquid Securities
Illiquid Securities Generally.  The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.
Section 4(2) Paper and Rule 144A Securities.  "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board.  The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.
Non-Diversified Status
A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet federal tax requirements, at the close of each quarter a fund (other than the MLP Fund) may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities or investments in certain other investment companies.
Cyber Security Risk
The funds and their service providers are susceptible to operational and information security risks due to cyber security incidents.  In general, cyber security incidents can result from deliberate attacks or unintentional events.  Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.  Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users).  Cyber security incidents affecting the Manager, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs.  Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties.  While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.
Investments in the Technology Sector
The technology sector has been among the most volatile sectors of the stock market.  Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors.  Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.
Investments in the Real Estate Sector
An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector.  An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate.  These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.
An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.
Real property investments are subject to varying degrees of risk.  The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties.  Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing.  If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected.  In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.  The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.
The financial results of major local employers also may have an impact on the cash flow and value of certain properties.  In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.  A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
Investments in the Infrastructure Sector
Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.  Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.  Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies.  Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.
Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer.  Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities.  Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company.  Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.
Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget.  In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates.  The market value of infrastructure companies also may decline in value in times of higher inflation rates.
Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.
Investments in the Natural Resources Sector
Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.  To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.
Money Market Funds
The money market funds attempt to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.
Ratings of Securities
If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions.  To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI.  The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.
Treasury Securities
Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.
U.S. Government Securities
U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a fund's share price is guaranteed.
Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.
Repurchase Agreements
A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest).  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement.  In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities.  A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit and/or equity collateral").  Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of collateral rated below investment grade.  The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  Any joint repurchase agreements must be collateralized fully by U.S. Government securities.
Bank Obligations
Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.  CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.  TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches.  A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  A fund would not own more than one such CD per such issuer.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income.  Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to:  (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.
In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.
Bank Securities
To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments.  Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses.  In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions.  A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.
Floating and Variable Rate Obligations
Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.  Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks.  Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").
Participation Interests
A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest.  See "Fixed-Income Securities—Loans—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."
Asset-Backed Securities
A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets.  Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements.  The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.
Commercial Paper
Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs.  The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.  The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).
Investment Companies
See "Investment Companies" above under "All Funds other than Money Market Funds."
Foreign Securities
Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers.  Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities.  Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers.  See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."
Municipal Securities
See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."
Derivative Products.  The value of certain derivative products is tied to underlying municipal securities.  A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act.  The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").
Stand-By Commitments.  See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."
Taxable Investments (municipal or other tax-exempt funds only)
From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI).  Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors.  When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).  If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.
Illiquid Securities
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities.  Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.  See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."
Borrowing Money
The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.
Reverse Repurchase Agreements.  See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."
Forward Commitments.  The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase.  See "Borrowing Money—Forward  Commitments" above under "All Funds other than Money Market Funds."
Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates.  All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds.  A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations.  A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements.  Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.  Loans may be called on one day's notice.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Lending Portfolio Securities
The funds have no intention currently or for the foreseeable future to lend portfolio securities.  To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.
RATING CATEGORIES
The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.
S&P
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
An obligation rated "AAA" has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
An obligation rated "AA" differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.
An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
An obligation rated "BBB" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
An obligation rated "CC" is currently highly vulnerable to nonpayment.  The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.
Note:  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings.  A short-term obligation rated "A-1" is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A short-term obligation rated "A-3" exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.
Municipal Short-Term Note Ratings Definitions.  A S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1            Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2            Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3            Speculative capacity to pay principal and interest.
Moody's
Long-Term Obligation Ratings and Definitions.  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.
Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.
Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.
Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.
Obligations rated "B" are considered speculative and are subject to high credit risk.
Obligations rated "Caa" are judged to be speculative, of poor standing and are subject to very high credit risk.
Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note:  Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.
Short-Term Obligation Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.
MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue's specific structural or credit features.
VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch
Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.
Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Highly speculative:  "B" ratings indicate that material credit risk is present.
Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.
Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.
Exceptionally high levels of credit risk:  "C" indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "CCC."
Structured, Project & Public Finance Obligations — Long-Term Rating Scales.  Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default.  These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
Very high credit quality:  "AA" ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
Substantial credit risk:  "CCC" indicates that default is a real possibility.
Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.
Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.
Default:  "D" indicates a default.  Default generally is defined as one of the following:  failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance.  A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
Highest short-term credit quality:  "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
Good short-term credit quality:  "F2" indicates good intrinsic capacity for timely payment of financial commitments.
Fair short-term credit quality:  "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
Speculative short-term credit quality:  "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
High short-term default risk:  "C" indicates that default is a real possibility.
Restricted default:  "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.
Default:  "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
DBRS
Long Term Obligations.  The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)."  The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.
Long-term debt rated "AAA" is considered to be of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
Long-term debt rated "AA" is considered to be of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree.  Unlikely to be significantly vulnerable to future events.
Long-term debt rated "A" is considered to be of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA.  May be vulnerable to future events, but qualifying negative factors are considered manageable.
Long-term debt rated "BBB" is considered to be of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.
Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality.  The capacity for the payment of future obligations is uncertain.  Vulnerable to future events.
Long-term debt rated "B" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.
Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality.  In danger of defaulting on financial obligations.  There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.  DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."
Commercial Paper and Short Term Debt.  The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."
Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.
Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from R-1 (high) by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.
Short-term debt rated "R-1 (low)" is considered to be of good credit quality.  The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.
Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.
Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer's ability to meet such obligations.
Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
Short-term debt rated "R-4" is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.
Short-term debt rated "R-5" is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods.  DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."
ADDITIONAL INFORMATION ABOUT THE BOARDS
Boards' Oversight Role in Management
The boards' role in management of the funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Director of Investment Oversight (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel.  The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer.  The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cyber security, anti-money laundering, personal trading, valuation, investment research and securities lending.  As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters.  The boards have adopted policies and procedures designed to address certain risks to the funds.  In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.
Board Composition and Leadership Structure
The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager.  To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members.  Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members.  The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to:  (i) the services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.
Additional Information About the Boards and their Committees
Board members are elected to serve for an indefinite term.  The boards  have standing audit, nominating, compensation, litigation and pricing committees.  The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter.  The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committees is to establish appropriate compensation for serving on the boards.  The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate.  The boards (other than the boards of the money market funds) also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.
MANAGEMENT ARRANGEMENTS
The Manager
The Manager is a wholly-owned subsidiary of BNY Mellon.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.
Pursuant to a management or advisory agreement applicable to each fund, the Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).
As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds.  The Distributor may use part or all of such payments to pay Service Agents.  Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.
Sub-Advisers
See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.
For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser.  A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.
The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser.  Companies listed are in the asset management or other financial services business.  For Alcentra, CenterSquare, Mellon Capital, Newton, PIML, Standish, TBCAM and Walter Scott, which are all subsidiaries of BNY Mellon, see "The Manager" above for ownership information.
CCM:  Andrew S. Cupps
Channing: Rodney B. Herenton, Wendell E. Mackey and Eric T. McKissack
CRM: WT Investments, Inc., Cramer Rosenthal McGlynn, Inc. and CRM Group, LLC
EAM:  Montie L. Weisenberger, Travis Prentice, Joshua Moss, Frank Hurst, Byron Roth, CR Financial Holdings, Inc. and Waco Limited, LLC
Eastern Shore:  Robert C. Barringer, Eli Kent, William Moody, James M. O'Brien, Sarah L. Westwood and Moody Aldrich Partners, LLC
HGCM:  Henderson Global Investors (North America) Inc., Henderson International Inc., Henderson Global Investors (International Holdings) BV, Henderson Holdings Limited, Henderson Global Investors (Holdings) PLC, HGI Group Limited, Henderson Holdings Group Limited, Henderson Global Group Limited, Henderson Group Plc, Henderson Group Holdings Asset Management Limited and HGI Asset Management Group Limited
Granite: Alison Edelstein, Geoffrey Edelstein, Robert Foran, Jeffrey Hoo, Edward Han, Peter Lopez, Douglas Morse, Richard Passafiume, Della Rolle, Erik Rolle, Joshua Shaskan, Lisa Shaskan, Bradley Slocum, Bradley G. Slocum Trust, Edelstein Trust, Gary And Della Rolle Trust, Joshua D. Shaskan and Lisa M. Shaskan Revocable Trust and Rolle Financial, LLC
Iridian:  David L. Cohen, Harold J. Levy, Vivien W. Liu, Sturgis P. Woodberry, Arovid Associates LLC, Alhero LLC, David L. Cohen 2008 Irrevocable Trust, Harold J. Levy 2009 Irrevocable Trust, Iridian Employee Holdings LLC, Larenjay, Inc. and LLMD LLC
Kayne:  Virtus Partners, Inc. and Virtus Investment Partners, Inc. ("Virtus")
Kingsford Capital:  Michael I. Wilkins
Lombardia:  George Castro, Alvin Marley, Leslie Waite, Fernanco Inzunza, Alvin Polit, Kelly Ko, Wendell Williams, Andy Absler, James Veers and Lombardia Capital Partners, Inc.
Neuberger Berman:  Joseph Amato, Bradley Tank, Robert Conti, Neuberger Berman Holdings LLC, Neuberger Berman Group LLC and NBSH Acquisition, LLC
Nicholas:  Laura DeMarco, Catherine C. Somhegyi Nicholas, Arthur E. Nicholas, John Wylie and Nicholas Investment Partners, LLC
Owl Creek:  Jeffrey A. Altman, Daniel E. Krueger, Jeffrey F. Lee and Owl Creek GP, L.L.C.
Pine River:  Pine River Capital Management LLC and Brian C. Taylor
RHJ:  Thomas McDowell, Carl Obeck, Thuong-Thao Buu-Hoan, Timothy Todaro and Cara Thome
Riverbridge:  Donata Bertarelli, Ernesto Bertarelli, Dana Feick, Rick Moulton, Andrew Turner, Mark A. Thompson, Donata Bertarelli Northill Discretionary Trust, Ernesto Bertarelli Northill Discretionary Trust, Northill Purpose Trust, Northill US Holdings, Inc., Northill Jersey Holdings LP, Northill Capital (Jersey) LP, Northill Capital Holdings Limited, NCT Limited, NC PT Limited, Landmark LP and LM (GP) Limited
Sarofim & Co.:  Fayez S. Sarofim and The Sarofim Group, Inc.
Sirios:  John F. Brennan, Jr. and Sirios Associates, L.L.C.
Standard Pacific:  G. Douglas Dillard, Jr., Raj Venkatesan, SPH GP, LLC and Standard Pacific Partners, L.P.
Three Bridges:  Eugene Aaron Salamon and Three Bridges Capital Holdings, LLC
TS&W:  Horace P. Whitworth, Lawrence E. Gibson, Frank H. Reichel, John L. Reifsnider, Lori N. Anderson, Aidan J. Riordan, TS&W Investment Holdings LP, OMAM Inc., OM Asset Management plc and Old Mutual plc
Walthausen:  Deforest Hinman, Mark Hodge, Paul Nichols, John B. Walthausen and Stanley Westhoff
Portfolio Allocation Manager
EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus.  EACM is responsible for evaluating and recommending Sub-Advisers for these funds.  It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.
Portfolio Managers and Portfolio Manager Compensation
See the prospectus to determine which portions of the information provided below apply to your fund.
For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities.  For the TBCAM Stock Funds, portfolio managers are employed by the Manager.  Portfolio managers are compensated by the company that employs them, and are not compensated by the funds.  Each fund's portfolio managers are listed in Part I of this SAI.
The following provides information about the compensation policies for portfolio managers.
Alcentra.  Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.
Amherst Capital.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Amherst Capital Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Amherst Capital's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year.  Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Amherst Capital products), or a combination of the above.  Individual awards for portfolio managers are discretionary, based on both individual and portfolio performance.  Also considered in determining individual awards are team participation and general contributions to Amherst Capital.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.  Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.
CCM.  Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm.  He also is compensated with a base salary.
CenterSquare.  The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards.  Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.
In addition to annual incentives, portfolio managers also are eligible to participate in CenterSquare's Long Term Incentive Cash Award Plan.  This plan provides for an annual award, payable to participants (generally to senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock.  These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company.  The deferred cash portion is generally invested by CenterSquare in affiliated mutual funds.
Channing.  Total compensation is comprised of (1) base salaries, (2) performance bonuses, (3) equity participations, where applicable, and (4) benefits.  For investment professionals, the bonus component is determined based on equal weighting of four factors: firm performance, product performance, individual performance and management discretion.  Channing has a stock incentive program where key employees may be allocated phantom equity, with an intended five-year growth trajectory (20% each year) into ownership stakes.
CRM.  Portfolio manager compensation is based on an internal scorecard weighted towards the overall strategy's performance versus both the benchmark and competitors.  Portfolio managers are eligible to participate in CRM's profit sharing plan that becomes available when the firm achieves a certain level of profitability.
EACM.  Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance).  The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance.  Personal performance and firm performance are roughly equally weighted.  As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.
EAM.  Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan.  Portfolio managers also are compensated by distribution of profits based on ownership.
Eastern Shore.  The portfolio managers' compensation is comprised of base salaries and benefits, and as equity owners of Eastern Shore they receive proportional shares of Eastern Shore's profits.  After the expenses of the business are covered, including the salaries of the investment team partners, the remaining distributable cash (profits) is distributed to the portfolio managers in proportion to their ownership interests in Eastern Shore.
HGCM.  HGCM's investment professionals have significant short and long-term financial incentives.  In general, the compensation plan is based on pre-defined, objective, measurable investment performance and performance goals that are ambitious, but attainable.
The compensation structure for HGCM's investment professionals consists of four primary elements.  There is a competitive base salary together with a short-term incentive bonus plan.  In addition, there are two further incentive-based packages for senior investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.  "Profitable asset growth" refers to the increase in HGCM's revenues generated less the increase in costs.  It is typically calculated per team on a calendar year basis.  Members of the relevant team receive a share of this growth, which is typically paid over a three year period.  Managers are also granted an award in a long-term incentive program that is based on several factors, including the profitability of HGCM's parent company.
Granite.  Compensation of portfolio managers at Granite includes base compensation and revenue-based and performance-based compensation for each team (Small Cap and Large Cap) and, if principals, a profits interest in Granite.  The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures in the top third as compared to industry peers.  Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests.  Such interests entitle the members to distribution of profits as well as certain liquidity features.  The interests effectively vest over a determined time period so as to provide a retention incentive.
Iridian.  Iridian's compensation structure includes the following components:  base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm.  Bonuses are based on performance.
Kayne.  Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.
Base Salary.  Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities.  Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.
Incentive Bonus.  Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability.  Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year.  Performance of a fund managed is measured over one-, three and five-year periods.  Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts.  In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential.  The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.
Other Benefits.  Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.  While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.
Kingsford Capital.  Portfolio managers receive a salary plus a discretionary bonus and retirement contribution.
Lombardia.  Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses.  For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors.  The quantitative weight is 65% and the subjective weight is 35%.  The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection.  Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value.  Lombardia's compensation committee then considers three factors:  (i) new idea generation, (ii) teamwork and (iii) work ethic.  New idea generation is intended to capture the quality and frequency of new idea generation.  This factor credits or penalizes ideas that do not make it into the portfolios.  Teamwork and work ethic will be measured both within individual teams and across the organization.  The compensation of Alvin W. Marley, a 28% owner of the firm, also is based on overall firm profitability.
Mellon Capital.  The primary objectives of the Mellon Capital compensation plans are to:
•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants
Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred).  Base salary is determined by the employees' experience and performance in the role, taking into account ongoing compensation benchmark analyses.  Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.  Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.  Therefore, all bonus awards are based initially on Mellon Capital's financial performance.  The performance period under which annual incentive opportunities are earned covers the January 1st through December 31st calendar year.  The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually.  Awards are 100% discretionary.  Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors.  Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable).  Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.
Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility.  This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.
The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.  Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees.  Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws.  These plans are structured to provide the same retirement benefits as the standard retirement benefits.  In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.
Neuberger Berman.  Neuberger Berman's philosophy is one that focuses on rewarding performance and incentivizing its employees.  The firm considers a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance . It is the firm's foremost goal to create a compensation process that is fair, transparent and competitive with the market.
Neuberger Berman investment professionals on portfolio management teams receive a fixed salary and are eligible for an annual bonus.  The annual bonus for an individual investment professional is paid from a "bonus pool" made available to the portfolio management team with which the investment professional is associated.  The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments.  Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In some cases, bonus pools may be subject to a hold-back applied to revenues.  Research analysts who are embedded within portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.
Incentive Structure.  As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to the firm's success in retaining employees.
The terms of Neuberger Berman's long-term retention incentives are as follows:
•	Employee-Owned Equity. An integral part of Neuberger Berman's management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).
In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of the Contingent Compensation Plan (the CPP") (vesting over 3 years).  For 2017 (and in some cases 2016), the CCP will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity.  Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.
Further, employees may have purchased vested equity through a Capital Units Election Program offering through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.
In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that it continues to align the interests of employees with the interests of clients.
•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "NBCCP") to serve as a means to further align the interests of employees with the success of the firm and the interests of clients, and to reward continued employment. Under the NBCCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of portfolio managers, the NBCCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain NBCCP participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.
•	Restrictive Covenants. Most investment professionals, including fund portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.
Newton.  Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan.  The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance.  The annual cash bonus is discretionary.  Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance.  Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors.  The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan.  This plan provides for an annual cash award that vests after four years.  The value of the award may change during the vesting period based upon changes in Newton's operating income.  Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan.  Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.
Nicholas.  Portfolio managers are partners of the firm.  Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm.  Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas.  In addition to cash compensation, portfolio managers receive a benefit package.
Owl Creek.  Portfolio managers are partners of Owl Creek.  As partners of the firm, they are entitled to receive allocations of a portion of the firm's net profits.  In addition, partners receive base salaries and may be eligible for discretionary bonuses.  A portion of the partners' compensation is subject to vesting.
PIML.  PIML's approach to compensation aims to ensure that top performance is recognized with top quartile industry total compensation.  The components of compensation are a base salary and a discretionary annual bonus consisting of a cash portion and a portion deferred into a long-term incentive plan.
Pine River.  Portfolio managers receive a salary and are eligible to receive a bonus.  Bonuses are considerate of strategy performance, personal performance, as well as overall performance of Pine River.  Additionally, Pine River employs a deferred compensation plan for portfolio managers.
RHJ.  Compensation of portfolio managers at RHJ includes base compensation and bonus.  In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategies they manage.
Riverbridge.  Riverbridge has three levels of compensation for investment team members.  Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility.  The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team.  The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years.  Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period.  This performance factor is not based on the value of assets held in the portfolio strategy.  Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm.  The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above.  Multi-year time periods are used to evaluate the individual performance of investment team members.  Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark.  The third level of compensation is ownership in the firm.
Sarofim & Co.  The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options.  The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager.  A lesser component of the portfolio managers' compensation results from the possible issuance of stock options.  Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co.  The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc.  The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted.  There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment.  There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.
Sirios.  John F. Brennan, Jr. is compensated through a combination of base salary and the remuneration from his ownership in Sirios.
Standard Pacific.  Mr. Venkatesan receives a salary and retirement contribution and participates in firm profits.
Standish.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year.  Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above.  Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to Standish.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.  Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.
TBCAM.  TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients.  This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation.  The following factors encompass its investment professional awards program:  base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).
Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability.  Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.
Awards for select senior portfolio managers are based on a two-stage model:  an opportunity range based on the current level of business and an assessment of long-term business value.  A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.
Three Bridges.  Mr. Salamon receives a base salary and a competitive benefits package and determines his compensation from the profitability of the firm.
TS&W.  For each portfolio manager, TS&W's compensation structure includes the following components:  base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.
Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.
Bonus.  Each portfolio manager is eligible to receive an annual bonus.  Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager.  Bonus amounts are discretionary and tied to overall performance versus individual objectives.  Performance versus peer groups and benchmarks are taken into consideration.  For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.
Deferred Profit Sharing.  All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations.  Discretionary contributions are made on an annual basis at the sole discretion of TS&W.
Deferred Compensation Plan.  Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.
Equity Plan.  Key employees may be awarded deferred TS&W equity grants.  In addition, key employees may purchase TS&W equity directly.
Walter Scott.  Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance.  All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits.  This is the sole source of incentive compensation.  Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients.  Success in these goals drives the firm's profits and therefore the profit share.
For senior staff, the majority of annual compensation is the profit share.  An element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund for which Walter Scott is the investment adviser and in BNY Mellon stock.  Both have a deferral period which vests on a pro-rata basis over four years.
Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients.  The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.
Walthausen.  All members of Walthausen have common stock ownership in the firm.  This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients.  As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period.  Walthausen's compensation structure consists of base salary, bonus and profit sharing.  Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded based on team performance and firm profitability.  As the firm grows, Walthausen intends to allocate profits across ownership levels.
Certain Conflicts of Interest with Other Accounts
Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").
Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account.  Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser.  The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund.  In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.
Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund.  In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts.  For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.  In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer.  If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.
BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.
BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds.  BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser.  Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers.  However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.
Code of Ethics.  The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund.  The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund.  In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee.  Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.
Distributor
The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York  10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.
Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).
The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase.  The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.
The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs.  Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents.  The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time.  The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it.  Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.
Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services (other than Class Y shares).  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries.  Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you.  In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients.  In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.
Transfer and Dividend Disbursing Agent and Custodian
The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent.  Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses.  The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.
The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds.  The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds.  Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.
Annual Anti-Money Laundering Program Review
Ernst & Young LLP, the independent registered public accounting firm for certain funds in the Dreyfus Family of Funds, is engaged annually to perform a review of the funds' anti-money laundering program.
Funds' Compliance Policies and Procedures
The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.
Escheatment
Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws.  The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration.  Escheatment rules vary from state to state, but generally, your account could be escheated if:
•	there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or
•	mail to the account address is returned as undeliverable by the United States Postal Service
In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.
Your assets would be escheated to the state indicated in the account address of record.  If you have a foreign address, your assets would be escheated to the state where your Dreyfus mutual fund is organized, which is either Maryland or Massachusetts.  If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV.  If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated.  The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.
It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions.  For retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records.  The fund, the Transfer Agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.
DETERMINATION OF NAV
See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.
Valuation of Portfolio Securities (funds other than money market funds)
A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.
Valuation of Portfolio Securities (money market funds only)
In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.  Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of the funds' portfolio holdings by the boards, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost.  Other investments and assets will be valued at fair value as determined in good faith by the boards.
Calculation of NAV
Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, NAV per share of each fund and each class of a multi-class fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.
Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares.  For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ.  The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.
Expense Allocations
Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company.  Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series.  In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.
NYSE and Transfer Agent Closings
The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  In addition, the NYSE is closed on Good Friday.
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS
Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash.  If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.
For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.
Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.
Funds other than Money Market Funds
Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment.  Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI.  In addition, the Code provides that if a shareholder holds shares of a fund (other than the MLP Fund) for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received.  The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.
A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.
For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective.  When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.
Money Market Funds
Dividends accrue beginning on the date of purchase (provided purchase payments are received by wire prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus)) and through the day prior to the date a redemption is effective.  A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  Dividends usually are paid on the last calendar day of each month.  All expenses are accrued daily and deducted before declaration of dividends to shareholders.
Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.  A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired.  The funds do not expect to realize any long-term capital gains or losses.
TAXATION
See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.
The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.
Taxation of the Funds (Funds other than the MLP Fund)
Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a RIC, a fund must, among other things:  (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.
In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC.  However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test.  A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A).  Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.
Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test.  However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.
A fund's investment in MLPs may qualify as an investment in (1) a QPTP, (2) a "regular" partnership, (3) a "passive foreign investment company" (a "PFIC") or (4) a corporation for U.S. federal income tax purposes.  The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs.  The U.S. federal income tax consequences of a fund's investments in PFICs and "regular" partnerships are discussed in greater detail below.  Some amounts received by a fund with respect to certain investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs.  On the disposition of an investment in such an MLP, the fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the fund does not dispose of the MLP, the fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its distribution requirements.  The fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time.
A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.
A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.
In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.
If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.
Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Taxation of Fund Distributions (Funds other than the MLP Fund or Municipal or Other Tax-Exempt Funds)
For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.  These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.
Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  If a shareholder buys shares of a fund when the fund has realized but not distributed income or capital gains, the shareholder will be "buying a dividend" by paying full price for the shares and then receiving a portion back in the form of a taxable distribution.  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.  A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.
Each fund may in certain years use "equalization accounting" in determining the portion of its net investment income and net realized capital gains that has been distributed.  A fund that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gains to redemptions of fund shares, which will have the effect of reducing the amount of income and gains that the fund is required to distribute to shareholders in order for the fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders.  Since the amount of any undistributed income and/or gains will be reflected in the value of the fund's shares, the total return on a shareholder's investment will not be reduced as a result of the fund's distribution policy.  The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares.  In the event that the IRS determines that a fund is using an improper method of allocation and has underdistributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.
In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a PFIC (discussed below).  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.
In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund generally will not be taken into account for this purpose to the extent the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.
If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts.  The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.
Sale, Exchange or Redemption of Shares (Funds other than the MLP Fund)
A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.
However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.
If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.
The funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.
PFICs
Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes.  A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year (but in the case of the MLP Fund such election may only be made in respect of certain "marketable" stock in a PFIC).  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF.  If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund.  A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.
The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and, in the case of a fund other than the MLP Fund, may increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections by a fund other than the MLP Fund therefore may require such fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.
Non-U.S. Taxes (Funds other than the MLP Fund)
Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.
Foreign Currency Transactions
Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.
Financial Products
A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund (other than the MLP Fund) has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.
Payments with Respect to Securities Loans (Funds other than the MLP Fund)
A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities (Funds other than the MLP Fund)
A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.
Inflation-Indexed Treasury Securities
The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation.  Interest payments generally are taxable when received or accrued.  The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and, in the case of a fund other than the MLP Fund, distribute, income not yet received.  Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments.  Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.
Certain Higher-Risk and High Yield Securities
Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues would be addressed by each fund if it invests in such securities, including, in the case of a fund other than the MLP Fund, in connection with the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)
It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends."  Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes.  Some or all of the exempt-interest dividends, however, may be taken into account in determining the shareholder's AMT.  Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions."  Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.
Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.
As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.
If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.
Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.
The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.
State Municipal Funds.  The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state (or, in the case of funds that invest at least 80% of their net assets in New York Municipal Bonds or New York Municipal Obligations, personal income tax imposed by New York City).  It should be noted that this treatment may change if, among other reasons:  a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations.  Fund shares and fund distributions may be subject to other state and local taxes.  In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain U.S. Government obligations.  Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.
Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a fund.  Further, most states restrict deductions for capital losses.
Ownership of shares in a fund could result in other state and local income tax consequences to certain taxpayers.  For example, interest expense incurred or continued to purchase or carry shares of a fund, if the fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.
Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a State Municipal Fund and the receipt of distributions from a fund.
Investing in Mortgage Entities (Funds other than the MLP Fund)
Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.
Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, EII generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.
Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.
Tax-Exempt Shareholders (Funds other than the MLP Fund)
Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, IRAs, Retirement Plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
Backup Withholding
Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.
Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Foreign (Non-U.S.) Shareholders (Funds other than the MLP Fund)
Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.
Notwithstanding the foregoing, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form).  In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.
For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to gains from sales or exchanges of "United States real property interests" ("USRPIs") (including any such gains received by a fund indirectly as a distribution from a REIT) generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.
Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, (i) gains recognized upon a disposition of fund shares will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code), and (ii) in certain cases, a "qualified foreign pension fund" (or an entity that is wholly owned by a qualified foreign pension fund") may be exempt from taxation in respect of gain from the disposition of fund shares, notwithstanding the treatment of the fund as a USRPHC.
Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions.  All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.
A distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.
Federal Income Taxation of the MLP Fund
The Code generally provides that a RIC does not pay an entity-level income tax, provided that it distributes all or substantially all of its income.  The MLP Fund, however, does not meet current tests for qualification as a RIC under Subchapter M of the Code because of the fact that more than 25% of the MLP Fund's investments will consist of investments in certain MLPs intended to be treated as partnerships for U.S. federal income tax purposes.  The RIC tax rules therefore do not apply to the MLP Fund or to its shareholders.  As a result, the MLP Fund is treated as a corporation for U.S. federal and state income tax purposes, and will pay U.S. federal and state income tax on its taxable income.
It is expected that the MLP Fund will invest primarily in Pass-Thru MLPs.  However, as described in its prospectus and in this SAI, the MLP Fund's MLP investments may take various forms, including investments in entities that are taxable as corporations for U.S. federal income tax purposes (including, potentially, non-U.S. entities that are treated as PFICs).  See "PFICs" above.
The MLP Fund will be a partner in the Pass-Thru MLPs in which it invests.  As a result, the MLP Fund must report its allocable share of such MLPs' taxable income or loss in computing the MLP Fund's taxable income or loss, regardless of the extent (if any) to which those MLPs make distributions.  Based upon the historic results of the types of Pass-Thru MLPs in which the MLP Fund intends to invest, the MLP Fund expects that the cash flow received by it with respect to such MLP investments generally will exceed the taxable income allocated by such MLPs to the MLP Fund (and this excess generally will not be currently taxable to the MLP Fund, but will result in a reduction of the MLP Fund's adjusted tax basis in each such MLP as described below).  This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation.  However, there is no assurance that the expectation regarding the tax character of Pass-Thru MLP distributions will be realized.  If this expectation is not realized and cash distributions from Pass-Thru MLPs are less than the taxable income allocated to the MLP Fund from such MLPs, there may be greater current tax expense borne by the MLP Fund and less cash available to distribute to shareholders or to pay to expenses.
The MLP Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the MLP Fund's share of any taxable income from its investment in Pass-Thru MLPs and on gain recognized by the MLP Fund on any sale of equity securities of an MLP (as well as on any other taxable income of the MLP Fund).  Cash distributions from a Pass-Thru MLP to the MLP Fund that exceed the MLP Fund's allocable share of such MLP's net taxable income will reduce the MLP Fund's adjusted tax basis in the equity securities of such MLP.  These reductions in the Fund's adjusted tax basis in those MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the MLP Fund on a subsequent sale of those MLP equity securities.
The MLP Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the Pass-Thru MLPs in which the MLP Fund invests may be treated as items of tax preference for purposes of calculating the MLP Fund's alternative minimum taxable income.  Such items may increase the MLP Fund's alternative minimum taxable income and increase the likelihood that the MLP Fund may be subject to the alternative minimum tax.
Certain of the MLP Fund's direct and indirect investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Fund to recognize income or gain without, or prior to, a corresponding receipt of cash, (iv) result in the imposition of an interest charge on receipts that are deemed to have been deferred, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, and/or (vi) adversely alter the characterization and timing of certain complex financial transactions.  For example, the MLP Fund's equity investments, if any, in non-U.S. entities that are treated as PFICs will be subject to the special rules described above at "PFICs."
Federal Income Taxation of Holders of the MLP Fund's Shares—U.S. Shareholders
Receipt of Distributions.  Distributions made to you by the MLP Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute taxable dividends to the extent of your allocable share of the MLP Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes.  Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments.  As explained above, based upon the historic performance of the types of Pass-Thru MLPs in which the MLP Fund intends to invest, the Fund anticipates that the distributed cash from such MLPs generally will exceed the MLP Fund's share of such MLPs' taxable income.  Consequently, the MLP Fund anticipates that only a portion of the its distributions will be treated as dividend income to you.  To the extent that distributions to you exceed your allocable share of the MLP Fund's current and accumulated earnings and profits, your basis in the MLP Fund's shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares.  To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.  Such gain will be long-term capital gain if you have held the shares for more than one year.
Because the MLP Fund will invest a substantial portion of its assets in Pass-Thru MLPs, special rules will apply to the calculation of the MLP Fund's earnings and profits.  For example, the MLP Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the MLP Fund's earnings and profits being higher than the MLP Fund's taxable income in a particular year if the Pass-Thru MLPs in which the MLP Fund invests calculate their income using accelerated depreciation.  Because of these differences, the MLP Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Fund's taxable income for such year.
Distributions to you from the MLP Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as "qualified dividend income" to eligible taxpayers. Qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%.  For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.
In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the MLP Fund under Section 243 of the Code.  However, corporate shareholders of the MLP Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the MLP Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder's investment in shares of the MLP Fund is financed with indebtedness.  Corporate shareholders of the MLP Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.
If you automatically reinvest dividends paid by the MLP Fund in additional MLP Fund shares, upon the payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the MLP Fund in an amount equal to the fair market value of the shares issued to you.  The portion of such a distribution that is treated as dividend income will be determined under the rules described above.
Redemptions and Sales of Shares.  A redemption of shares will be treated as a sale or exchange of such shares, provided the redemption either:  (i) is not essentially equivalent to a dividend; (ii) is a substantially disproportionate redemption; (iii) is a complete redemption of the shareholder's entire interest in the MLP Fund; or (iv) is in partial liquidation of the MLP Fund.  Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.
Upon a redemption of MLP Fund shares treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them.  Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition.  Long-term capital gains of non-corporate shareholders of the MLP Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%.  The deductibility of capital losses for both corporate and non-corporate shareholders of the MLP Fund is subject to limitations under the Code.
Cost Basis Reporting.  The MLP Fund (or its administrative agent) is required to report to the IRS and furnish to each shareholder the cost basis information and holding period of MLP Fund shares that are sold or redeemed by such shareholder.  Cost basis will generally be calculated using the MLP Fund's default methodology of first-in, first-out, unless you provide, in accordance with applicable U.S. Treasury regulations, an adequate and timely identification of the MLP Fund shares to be sold or redeemed (including by means of a standing order or instruction for the specific identification of stock).  The cost basis lot identification method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  MLP Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis lot identification method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.
Additional Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends, and net gains from redemptions or other taxable dispositions of, MLP Fund shares) of U.S. individuals, estates and trusts.  The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.
Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI.  An owner of the MLP Fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the MLP Fund from the MLPs in which the MLP Fund invests.  Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or redemption of the MLP Fund's shares unless its ownership is debt-financed.  In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.  Similarly, the income and gain realized from an investment in the MLP Fund's shares by an investor that is a RIC will constitute qualifying income for the RIC.  Furthermore, the MLP Fund's shares will constitute "qualifying assets" to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the MLP Fund's shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of the MLP Fund's outstanding voting securities.
Federal Income Taxation of Holders of the MLP Fund's Shares—Non-U.S. Shareholders
Receipt of Distributions.  Except as discussed below, distributions by the MLP Fund to non-U.S. shareholders will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Distributions by the MLP Fund to non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% or a reduced rate specified by an applicable income tax treaty.  If an income tax treaty applies to a non-U.S. shareholder, the non-U.S. shareholder will be required to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.  However, if the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder, such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for under an applicable treaty, if any), and the MLP Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements.  Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax adviser.
If the amount of a distribution exceeds a non-U.S. shareholder's allocable share of the MLP Fund's current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the non-U.S. shareholder's tax basis in the MLP Fund's shares.  To the extent that any distribution received by a non-U.S. shareholder exceeds the sum of (i) such non-U.S. shareholder's allocable share of the MLP Fund's current and accumulated earnings and profits and (ii) such non-U.S. shareholder's tax basis in the MLP Fund's shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in "Redemptions and Sales of Shares" below.
Redemptions and Sales of Shares.  A redemption of MLP Fund shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in the MLP Fund, or is in partial liquidation of the MLP Fund.  Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.
A non-U.S. shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund's shares, unless (i) the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the MLP Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the MLP Fund's shares or, if shorter, within the period during which the non-U.S. shareholder has held the common shares.  In certain cases, however, a "qualified foreign pension fund" (or an entity that is wholly owned by a qualified foreign pension fund) may be exempt from taxation in respect of gain from the sale or other disposition of an interest in a USRPHC.  Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The MLP Fund may be, or may prior to a non-U.S. shareholder's disposition of shares become, a U.S. real property holding corporation.
All non-U.S. shareholders are urged to consult their own tax adviser regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the MLP Fund.
Recent Legislation.  Under the Foreign Account Tax Compliance Act ("FATCA") provisions (discussed in further detail below), the MLP Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2019, redemption proceeds, and certain distributions that result in sale or exchange treatment, to certain non-U.S. entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the MLP Fund to enable the MLP Fund to determine whether withholding is required.
The Hiring Incentives to Restore Employment Act
Under the FATCA provisions enacted as part of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), a 30% withholding tax will be imposed on dividends paid by a fund, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2018, to (i) a "foreign financial institution," which term includes certain non-U.S. investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To comply with these requirements, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders may be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.
The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.
All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.
Possible Legislative Changes
The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.
Other Tax Matters
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.
Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.
Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.
PORTFOLIO TRANSACTIONS
This section does not apply to the Funds of Funds' investments in Underlying Funds.  The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.
The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds.  The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser.  Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk").  All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.
Trading the Funds' Portfolio Securities
In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.
Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a "spread."  Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.
The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.
In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.
Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers.  Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.
The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds.  Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser.  Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser.  Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds.  While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.
Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.
The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund.  For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.
Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.
To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.
The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients.  Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.
For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained.  Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.
Soft Dollars
The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.
Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.
The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms.  Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.
The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.
There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client.  The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises.  Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund.  Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
IPO Allocations
Certain funds may participate in IPOs.  In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser.  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.
DISCLOSURE OF PORTFOLIO HOLDINGS
Policy
The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings.  It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Subject to the exceptions provided below, non-public information about a fund's portfolio holdings will not be distributed, including to employees of the Manager or its affiliates or a fund's Sub-Adviser(s), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy.  No fund or affiliated person (as defined in the 1940 Act) of the fund may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.
Disclosure of Portfolio Holdings.  Each fund, or its duly authorized service providers, will publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-Q filings with the SEC.  Generally, each non-money market fund will disclose:  (1) complete portfolio holdings monthly with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings monthly with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag.  Each of Dreyfus Floating Rate Income Fund and Dreyfus High Yield Fund shall disclose its respective portfolio holdings as of each calendar month-end with a one-month lag.  Each money market fund shall disclose its complete schedule of holdings daily, and each such posting will remain on the website for five months.  A fund's portfolio holdings and any security-specific performance attribution data will remain on the website, www.dreyfus.com, under "Products and Performance," for varying periods up to six months, provided that complete portfolio holdings will remain at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.
Disclosure of Portfolio Characteristics.  From time to time a fund may make available certain portfolio characteristics (aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings and therefore are not considered "portfolio holdings" as described in this section), such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request, provided that the distribution of such information is otherwise in accordance with the general principles of the funds' disclosure policy.  Such information, if provided, will be made available to any person upon request.  Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the funds' CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.
Distribution of Portfolio Holdings.  Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the funds' board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information.
Funds or their service providers may distribute portfolio holdings to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on certain attributes, provided that:  (a) the recipient does not distribute some or all of the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.  The confidentiality agreement must be in form and substance approved by the funds' CCO.  Subject to such modifications as the funds' CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally shall provide, among other things, that:
(1)	portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement; and

(2)	the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and (ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

The trading desks of a fund's Adviser(s), including any investment advisory affiliate of Dreyfus that is the primary employer of the fund's portfolio manager(s) under a dual employee arrangement with Dreyfus, as the case may be, periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians) lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.  In addition, such trading desks may distribute to third parties a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

Service providers and other parties to whom portfolio holdings are provided currently include the funds' Adviser(s), administrator, Custodian, Transfer Agent, auditors, legal counsel, pricing vendors, proxy voting services, financial printers and each of their respective affiliates and advisors, as well as FactSet, Barra LLC and RiskMetrics Group, Inc.  Such parties receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

A fund may also disclose non-public information concerning a fund's portfolio holdings to persons employed by the fund, the Manager, the Distributor, investment advisory affiliates of Dreyfus that provide services to a fund, or to attorneys in the Dreyfus legal department, for legitimate business purposes, which is subject to the prior written approval of a member of Dreyfus senior management that is delivered in advance to the funds' CCO.  All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

CCO Approvals; Board Reporting
The CCO may approve other instances where portfolio holdings can be provided to a third party where there is a legitimate business purpose and the conditions (a) and (b) under "Distribution of Portfolio Holdings" are met.  At least annually, the funds' CCO will provide a list of all new instances of making available portfolio holdings to the funds' board for review, except for service providers, which includes, but is not limited to, the Adviser(s), the Custodian and the Transfer Agent, as well as administrators, auditors, proxy voting service providers, rating and ranking organizations, financial printers, pricing service vendors, and third parties that provide analytical, statistical, or consulting services.  The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings.

Disclosure of portfolio holdings may be authorized only by the CCO for the fund, and any exceptions to this policy are reported quarterly to the board.  Each violation of the funds' disclosure policy must be reported to the funds' CCO.  If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS
The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except that the boards have delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described below.
Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.
Proxy Voting By Dreyfus
Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNYM has proxy voting authority).  In addition, there are separate guidelines for securities of non-U.S. companies, with respect to which the Proxy Voting Committee seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Guidelines").
Furthermore, although proxies in respect of securities held by The Dreyfus Third Century Fund, Inc. (the "Third Century Fund") typically are voted in accordance with the BNY Mellon Voting Guidelines, proxies pertaining to the social investment criteria of the Third Century Fund are voted by its portfolio managers.  The Third Century Fund's social investment criteria are used to determine whether a company enhances the quality of life in America by considering its record in the areas of:  (a) protection and improvement of the environment and the proper use of our natural resources; (b) occupational health and safety; (c) consumer protection and product purity; and (d) equal employment opportunity.  The Proxy Voting Committee, the BNY Mellon Voting Guidelines and the ISS Guidelines  are described in more detail below.  The BNY Mellon Voting Guidelines, the ISS Guidelines and the criteria used for the Third Century Fund, all as in effect from time-to-time, are referred to collectively herein as the "Voting Guidelines."
Securities of Non-U.S. Companies and Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.
Securities of Non-U.S. Companies.  With regard to voting proxies with respect to shares of non-U.S. companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.  However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Funds may invest.  In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements.  For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities.  During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank.  Dreyfus generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked).  Therefore, if share blocking is required, the Proxy Voting Committee typically elects not to vote the shares.  Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies.  For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed.  Other markets require the provision of local agents with a power of attorney before acting on the voting instructions.  In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis.  Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.
Securities Out on Loan.  For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.
Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between a fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC (together with ISS, the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.
Summary of BNY Mellon's Proxy Voting Guidelines
The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon.  The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors.  As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations.  However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented.  Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.
The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms.  For this purpose, the Proxy Voting Committee has established the BNY Mellon Voting Guidelines.  Viewed broadly, the BNY Mellon Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:
•	The alignment of the interests of a company's management and board of directors with those of the company's shareholders;
•	To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;
•	To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and
•	To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients.  These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process.  The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.
1.    Boards and Directors
A.            Election of Directors
The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.
i)        Incumbent / Nominee Directors
The Proxy Voting Committee generally votes FOR incumbent and nominee directors.  However, the Proxy Voting Committee generally votes to WITHHOLD support in cases when individual directors (or the board, as applicable):  (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.
ii)    Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii)	Audit Committee
Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.
iv)	Management Nominees
The Proxy Voting Committee generally votes FOR management nominees for board or committee membership.  In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis.  If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support.
B.	Board Governance
i)	Classified Board
The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors.  The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.
ii)	Board Independence
The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson.  Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."
iii)	Board Size
The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders.  However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.
iv)	Vote Majority and Removal
Generally, the Proxy Voting Committee supports the practice of one share, one vote.  As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting.  The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.
v)	Separate Chairman and CEO
Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO.  However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed, but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed.  When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.
2.	Accounting and Audit
Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company.  The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion.  The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.
3.	Anti-Takeover Measures
Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.
A.	Shareholder Rights Plan or "Poison Pill"
Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill."  Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.
B.	Non-net Operating Loss Shareholder Rights Plan
Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place:  (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause.  The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.
C.	Special Meetings and Majority Vote
The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders.  As such, we generally support proposals that uphold these rights.  More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.
For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).  However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).
D.	Written Consent
The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent.  The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.
4.	Capital Structure, Mergers, Sales and Transactions
A.	Mergers
The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization.  In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.
B.	Capital Structure
In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.
i)	The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.
ii)	The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.
C.	Authorized Stock Increases
Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is:  (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters.  The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.
D.	Preferred Stock Authorization
Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock.  When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.
5.	Corporate Governance
A.	Cumulative Voting
The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.
B.	Amend Bylaw, Charter or Certificate
Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights.  If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.
C.	Indemnity Liability Protection
Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company.  However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.
D.	Adjourn Meeting
In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.
6.	Proxy Contests
In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.
The Proxy Voting Committee's general policy is to consider:  (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.
7.	Social, Ethical and Environmental
The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis.  Generally, the Proxy Voting Committee considers various factors in voting decisions, including:  (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.
The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal.  The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of:  (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.
8.	Compensation and Benefits
A.	Equity Compensation
The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.
The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that:  (1) pass our shareholder value transfer model and burn rate model and prohibit share re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, are silent on share re-pricing and the company has no history of re-pricing,(3) use section 162(m) rules for plan administration by independent directors, or (4) require an issuance of stock or options as equal payment in lieu of cash to directors.
The Proxy Voting Committee generally votes AGAINST compensation plans that:  (1) fail our shareholder value transfer model or burn rate model, and allow for option exchange or re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, but permit accelerated vesting without consummation of a change-in-control transaction, or (3) serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.
The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that:
i)	pass our shareholder value transfer model and either (1) fail our burn rate model, (2) the plan is "silent" on re-pricing and the company has a history of the practice, or (3) a Proxy Advisor recommends an "against" vote; or
ii)	fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Proxy Voting Committee or (2) includes details regarding extenuating business circumstances.
B.	Say on Pay
If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.
The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where:  (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.
C.	Option Re-pricing or Exchange
Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.
In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that:  (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable.  The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.
In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.
D.	Golden Parachute Plans
In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that:  (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract.  Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements.  As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.
In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.
E.	Clawbacks
When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider:  (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).
F.	Other Compensation Requests
Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.
Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and/or 25% of stock awarded.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year and 75% of stock awarded.
9.	Mutual Fund Shares
With regard to voting proxies with respect to mutual fund shares, the Proxy Voting Committee generally follows the guidelines described above for operating companies.  For proposals that are specific to mutual funds, the Proxy Voting Committee generally votes FOR proposals, with certain exceptions, including a making a mutual fund's fundamental investment policy nonfundamental or eliminating it when an outside proxy advisor recommends against (referred to Proxy Voting Committee); making a change to a mutual fund's fundamental policy on lending that an outside proxy advisor recommends against (referred to Proxy Voting Committee); proposals to eliminate a mutual fund's fundamental or nonfundamental investment restriction on margin (referred to Proxy Voting Committee); proposals to grant a proxy for "other business" (vote AGAINST); and fee increases (referred to Proxy Voting Committee).
10.	Other Matters
For those proposals for which the BNY Mellon Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.
Voting Proxies of Designated BHCs
BNYM is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA").  Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").
For all funds except Bank Controlled Funds and the Third Century Fund, the boards have delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs").  Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)
An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to 4.9% of any class of voting securities issued by the BHC.  If such aggregate level of ownership, control or voting discretion decreases to 3%, the issuer will no longer be considered a Designated BHC and Dreyfus will be redelegated sole voting authority over the BHC's voting securities held by a fund.
ISS votes proxies delegated by the boards in accordance with the ISS Guidelines, described below.
Material Conflicts of Interest.  ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds.  Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.
Summary of the ISS Guidelines1
ISS Global Voting Principles
ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies.  The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.
Accountability.  Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.
Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.
Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses.  In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote.  In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.
Stewardship.  A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation.  Issuers and investors should recognize constructive engagement as both a right and responsibility.
_______________
1Excerpted from ISS materials.
Independence.  Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders.  Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.
Transparency.  Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.
Regional Policy and Principles – Americas
Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:
Board
Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.
U.S. and Canada.  Key voting policy guidelines address the following:
1.	The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.
2.	The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent). Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the U.S. and Canadian markets, where ISS generally supports independent board leadership. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)
3.	The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.
4.	The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil.  ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees.  As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice.  As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment.  Majority-independent boards remain very rare across the region.
Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting.  While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information.  ISS recommends an abstain vote on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.
Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements.  The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee.  This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.
For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees.  Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.
Compensation
The U.S. and Canada.  Key voting policy guidelines address the following:
1.	Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards. Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.
2.	Reasonable alignment of pay and performance among top executives. U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests. Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period. The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.
3.	Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

An "equity plan scorecard" is used that analyzes a broad range of plan features and grant practices that reflect shareholders' embrace of performance-conditioned awards, risk-mitigated mechanisms, and reasonable plan duration.  While some highly egregious features will result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), recommendations will largely be based on a combination of factors related to (1) cost, (2) plan feature, and (3) grant practices.

Americas Regional and Brazil.  In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals.  In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay.  The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information.  Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive.  Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan.  If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

Audit

U.S. and Canada.  U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP").  Canadian issuers report under International Financial Reporting Standards ("IFRS").  In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots.  In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.

In both markets, external auditors are expected to be both fully qualified and independent – i.e., should not have any financial interests, including excessive fees from the company for non-audit services – that could compromise their independence.  ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees.  Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil.  Most Latin American markets have adopted, or are in the process of adopting, IFRS.

While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors.  Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate.  Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S.  Shareholder rights and takeover defenses in the U.S. are driven largely by state law.  Within that framework, ISS policy is designed to ensure the ability of shareholders to:

•	Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;
•	Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;
•	Call special meetings and act by written consent, within reasonable parameters;
•	Submit shareholder proposals subject to reasonable "advance notice" requirements.

Canada.  Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules.  In this context, ISS policy undertakes to:

•	Evaluate and approve shareholder rights plans ("poison pills") where the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;
•	Review "advance notice requirements" or other policies and recommend on a case-by-case to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders' interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to certain identified problematic features;
•	Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;
•	Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil.  The voting rights of international institutional investors are often limited in Latin America.  Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals.  With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares.  Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.

A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent.  The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S.  In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies.  Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare or animal welfare-related risks, and numerous environmental and "sustainability" topics.  ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company.  The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America.  In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

•	Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;
•	To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;
•	Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;
•	How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and
•	If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada.  ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests.  Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare.  Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.

Americas Regional and Brazil.  Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries.  Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).
ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

•	Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.
•	Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation. However, even European Union legislation can vary widely in its implementation across member states.
•	The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account. Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).
•	Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines. Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

•	Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).
•	Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers. It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.
•	The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law. This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy:

•	Covers South Africa only
•	Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy:

•	Covers Russia and Kazakhstan only.
•	Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

ISS EMEA Regional Policy:

•	Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.
•	The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.
•	Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.
•	For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan.  In Japan, there was no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board).  However, beginning in 2016 companies with a statutory auditor structure are required to have at least two outside directors.  A nominee who is voted down may not be replaced, and the board may end up losing one outsider.  However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors or if the top executive has failed to achieve an average return on equity of at least 5 percent over the previous five years, subject to certain exceptions.

Hong Kong.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.  ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence.  In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Korea.  Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee.  Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders.  Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.  In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

China.  Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional.  When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

Taiwan.  The nomination system is mandatory only for the election of independent directors in Taiwan.  Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can literally vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting.  The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting.  This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team.  ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system.  These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors.

India.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Australia.  A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia.  In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders.  It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees.  Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies.  As in many developed markets, diversity has come to the fore in recent years.  Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company.  With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected.  Best practice supports majority independent boards, with an independent chairman.  In addition, the roles of chairman and CEO should not be combined.  ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan.  Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote.  Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders.  However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation.  Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong.  In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review.  ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea.  In Korea, companies annually seek shareholder approval to set the remuneration cap for directors.  These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed.  ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore.  In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval.  ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China.  Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes.  Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations.  When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan.  Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012.  The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge.  ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India.  Currently, ISS does not have market-specific policies on compensation.  However, shareholders are often asked to approve commissions for non-executive directors.  Companies also routinely seek shareholder approval for compensation packages of executive directors.  ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

Companies establish employee stock option plans to reward and retain key employees.  ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia.  Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running.  In addition, investors can vote on individual long-term incentive grants.  In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award.  Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period.  As with other elements of company practice, guidelines in the market exist with regard to remuneration.  ISS looks for a strong link between the level of pay received and company performance.  In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan.  Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore, and India.  In Hong Kong, Singapore, and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees.  Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent.  While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm.

Korea and Taiwan.  The appointment of the external auditor is not an item that requires shareholder review.

China.  While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market.  As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia.  Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan.  ISS evaluates poison pill proposals on a case-by-case basis, but our guidelines specify a number of conditions which must ALL be met before we will even consider supporting a takeover defense.  Those conditions are composed of five components: 1) plan features, 2) board practices, 3) special committee, 4) other defenses and 5) information disclosure.  Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place.  Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.  Starting in 2016 the current poison pill policy will become more stringent by requiring as necessary conditions for support of a poison pill that 1) the policy provides the board a higher degree of independence, 2) all members of the special committee are either directors or statutory auditors of the company and thus directly accountable to shareholders, and, 3) the proxy circular is posted on the stock exchange website at least four weeks prior to the meeting.

Hong Kong, Singapore, Taiwan and India.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea.  Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose.  ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China.  The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006.  The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover.  However, what can be done before the event is not regulated.  As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association.  One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors.  ISS generally recommends voting against such restrictive articles.

Australia.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Environmental & Social Issue Shareholder Proposals

Japan.  In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis.  Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action.  If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision.  While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries.  Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination.  For this reason, ISS focuses on the financial aspects of social and environmental proposals.  If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution.  Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Hong Kong, Singapore, China, Taiwan and India.  Shareholder proposals on environmental and social issues are not common in these markets.  ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea.  Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia.  Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors.  ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia.  For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, negotiations and process, conflicts of interest and governance.

Korea.  The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company.  For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS
Massachusetts Business Trusts
If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund.  However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member.  The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund.  The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.
Fund Shares and Voting Rights
Fund shares have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable.  Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm.  However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office.  For a fund that is organized as a Maryland corporation or a series of a Maryland corporation, the holders of shares entitled to at least a majority of all the votes entitled to be cast at a special meeting of shareholders may require such a meeting to be held, including for purposes of removing a board member from office.  In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.
GLOSSARY
Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor.
Affiliated Entity
An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

Alcentra	Alcentra NY, LLC
Amherst Capital	Amherst Capital Management LLC
AMT	Alternative Minimum Tax
Authorized Entity
A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNYM	BNY Mellon and its direct and indirect subsidiaries, including Dreyfus
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
Cash Management Funds
Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

CCM	Cupps Capital Management, LLC
CCO	Chief Compliance Officer
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management, Inc.
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Channing	Channing Capital Management, LLC
Citizens	Citizens Financial Group, Inc. and its affiliates
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	Dynamic Total Return Fund and BNY Mellon Absolute Insight Multi-Strategy Fund
CRM	Cramer Rosenthal McGlynn, LLC
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	The Dreyfus Corporation
Dreyfus-sponsored	An IRA or Retirement Plan sponsored by Dreyfus or its affiliates, including MBSC Securities Corporation
EACM	EACM Advisors LLC
EAM	EAM Investors, LLC
Eastern Shore	Eastern Shore Capital Management
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange-traded funds and similar exchange-traded products
ETNs	Exchange-traded notes
Exchange Account
A special account in Dreyfus Class shares of the General Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds
Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund and Dreyfus Moderate Growth Allocation Fund, each of which invests all or substantially all of its investable assets in Underlying Funds, and Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund, each of which invests significantly in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
General Municipal Money Market Funds, Inc.
General Municipal Money Market Fund
General New York Municipal Money Market Fund
The Dreyfus/Laurel Funds, Inc.
General AMT-Free Municipal Money Market Fund
General Treasury and Agency Money Market Fund

General Government Fund	General Government Securities Money Market Fund, a money market fund managed by the Manager into which certain fund shares may be exchanged
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Granite	Granite Investment Partners, LLC
HGCM	Geneva Capital Management LLC, d/b/a Henderson Geneva Capital Management LLC
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds
Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Preferred Treasury Money Market Fund, Dreyfus Institutional Treasury and Agency Cash Advantage Fund and Dreyfus Institutional Treasury Prime Cash Advantage Fund

Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRAs
Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
Kayne	Kayne Anderson Rudnick Investment Management, LLC
Kingsford Capital	Kingsford Capital Management, LLC
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
MLP	Master limited partnership
MLP Fund	Dreyfus MLP Fund
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations
Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Investment Advisers LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Owl Creek	Owl Creek Asset Management, L.P.
PIML	Pareto Investment Management Limited
Pine River	Pine River Capital Management L.P.
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser
An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a Retirement Plan) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan; or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans
Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

RHJ	Rice Hall James & Associates, LLC
Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Sirios	Sirios Capital Management, L.P.
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standard Pacific	Standard Pacific Capital, LLC
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds
Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations
State Municipal Obligations
Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
Three Bridges	Three Bridges Capital, LP
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC

BNY MELLON ABSOLUTE INSIGHT MULTI-STRATEGY FUND
Statement of Assets and Liabilities
 October 29, 2015
Assets
Cash	$100,000 153,000
Deferred offering costs
Total Assets	253,000
Liabilities
Accrued offering costs	153,000
Net Assets	$100,000
Net Asset Value Per Share Net Assets applicable to 2,000 shares of $.001 par value Class A common stock outstanding	$25,000
Net asset value per share of Class A common stock outstanding ($25,000 divided by 2,000 shares of Class A common stock outstanding, offering price $13.26)	$12.50
Net Assets applicable to 2,000 shares of $.001 par value Class C common stock outstanding	$25,000
Net asset value per share of Class C common stock outstanding ($25,000 divided by 2,000 shares of Class C common stock outstanding)	$12.50
Net Assets applicable to 2,000 shares of $.001 par value Class I common stock outstanding	$25,000
Net asset value per share of Class I common stock outstanding ($25,000 divided by 2,000 shares of Class I common stock outstanding)	$12.50
Net Assets applicable to 2,000 shares of $.001 par value Class Y common stock outstanding	$25,000
Net asset value per share of Class Y common stock outstanding ($25,000 divided by 2,000 shares of Class Y common stock outstanding)	$12.50

See accompanying notes to statement of assets and liabilities.

BNY Mellon Absolute Insight Multi-Strategy Fund
Notes to Statement of Assets and Liabilities
 October 29, 2015
Note A - Organization:
BNY Mellon Absolute Insight Multi-Strategy Fund (the "Fund") is a separate non-diversified series of BNY Mellon Absolute Insight Funds, Inc. (the "Company"), which is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund has had no operations to date, other than the sale to an affiliate of The Dreyfus Corporation (the "Manager") of 2,000 shares of Class A, 2,000 shares of Class C, 2,000 shares of Class I and 2,000 shares of Class Y of the Fund for $12.50 per share.  The Fund is authorized to issue 100,000,000 shares of Class A common stock, 100,000,000 shares of Class C common stock, 100,000,000 shares of Class I common stock and 100,000,000 shares of Class Y common stock.  Class A shares are subject to a sales charge imposed at the time of purchase and Class C shares are subject to a contingent deferred sales charge.  Class I and Class Y shares are sold at net asset value per share.  Differences among the classes of Fund shares include the services offered to and the expenses borne by each class.
Note B – Significant Accounting Policies:
The Fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements:
Federal Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gains sufficient to relieve the Fund from substantially all federal income and excise taxes.
Organizational and Offering Costs
Costs incurred in connection with the Fund's organization, which are estimated  to total $48,500, will be paid by the Manager and are not subject to reimbursement by the Fund.  Offering expenses, which are estimated to total $153,000, will be paid by the Fund and will be amortized over a 12-month period. These figures represent estimates as the actual expenses are not known as of the date of these financial statements, and the actual expenses to be paid by the Fund may vary substantially from these estimates.
Note C - Management Agreement, Sub-Investment Advisory Agreement, Distribution Plan and Shareholder Services Plan:
The Manager is the Fund's investment manager and has entered into a management agreement with the Company, on behalf of the Fund.  For its services, the Manager will receive a fee computed daily and payable monthly at an annual rate of 1.25% of the value of the Fund's average daily net assets.  The Manager has contractually agreed, until December 1, 2016, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.50%.  On or after December 1, 2016, the Manager may terminate this expense limitation at any time.  The Manager has engaged Pareto Investment Management Limited (the "Sub-Adviser"), an affiliate of the Manager, to serve as the Fund's sub-investment adviser pursuant to a sub-investment advisory agreement.  The Sub-Adviser, subject to the Manager's supervision and approval, is responsible for the day-to-day management of the Fund's investments in accordance with the Fund's investment objective and policies.
The Company has adopted a Distribution Plan, with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act, which authorizes the Fund to pay to MBSC Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, fees to finance the distribution of the Fund's Class C shares.  These fees will be calculated at an annual rate of 0.75% of the value of the Fund's average daily net assets attributable to Class C shares of the Fund.
The Company has adopted a Shareholder Services Plan as to Class A and Class C shares of the Fund.  Under the Shareholder Services Plan, the Fund has agreed to pay the Distributor for the provision of certain services to the holders of such shares a fee at an annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the respective class of shares.  The services provided may include personal services relating to shareholder accounts, such as answering telephone inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other industry professionals in respect of these services.
Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, is the transfer and dividend disbursing agent for shares of the Fund.  The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for certain out-of-pocket expenses.
The Bank of New York Mellon, an affiliate of the Manager, serves as custodian of the Fund pursuant to a custody agreement and receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors
 BNY Mellon Absolute Insight Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of BNY Mellon Absolute Insight Multi-Strategy Fund (the "Fund") (the sole series comprising BNY Mellon Absolute Insight Funds, Inc.) as of October 29, 2015.  This statement of assets and liabilities is the responsibility of the Fund's management.  Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  We were not engaged to perform an audit of the Fund's internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of BNY Mellon Absolute Insight Multi-Strategy Fund at October 29, 2015, in conformity with U.S. generally accepted accounting principles.
ERNST & YOUNG LLP

New York, New York
November 2, 2015

DREYFUS PREMIER GNMA FUND, INC.
PART C. OTHER INFORMATION

Item 28	Exhibits

(a)(1)
Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on, filed on June 24, 1994.

(a)(2)	Articles of Amendment is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on August 28, 2007.

(a)(3)
Article Supplementary is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on August 28, 2015 ("Post-Effective Amendment No. 48").

(a)(4)	Articles Supplementary and Articles of Amendment.*

(b)	Registrant's Amended By-Laws is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on August 26, 2011.

(d)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed on June 29, 2015.

(e)(1)	Amended and Restated Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on August 26, 2011.

(e)(2)	Forms of Service Agreements are incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 48.

(e)(3)	Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on August 28, 2007.

(g)(1)	Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on August 26, 2011.

(g)(2)
Amendment to Custody Agreement with The Bank of New York Mellon is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A, filed on August 27, 2014.

(h)(1)	Shareholder Services Plan is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on December 15, 2006.

(h)(2)	Transfer Agency Agreement is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No.41 to the Registration Statement on Form N-1A, filed on August 28, 2012.

(i)
Opinion and consent of Stroock & Stroock & Lavan, LLP is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on August 29, 1996.

(j)	Consent of Independent Registered Public Accounting Firm.*

(m)(1)	Rule 12b-1 Service Plan, as amended is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on August 28, 2000.

(m)(2)	Rule 12b-1 Service Plan is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on December 15, 2006.

(m)(3)	Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on December 15, 2006.

(n)	Rule 18f-3 Plan.*

(p)(1)	Code of Ethics adopted by the Registrant, dated November 3, 2014, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 48.

(p)(2)
Code of Ethics for the Non-Management Board Members of the Dreyfus Family of Funds is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on July 1, 2010.

OTHER EXHIBITS:

(a)	Power of Attorney of certain officers and certain directors of the Registrant is incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 48.
__________________
*To be filed by amendment.

Other Exhibits

(a)	Power of Attorney of certain officers and certain directors of the Registrant is incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 48.

Item 29	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 30	Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following: Article VIII of the Registrant's Amended By-Laws to Exhibit (b) of Post-Effective Amendment No. 38 to the Registration Statement n Form N-1A, filed on August 26, 2011; and Section 1.10 of the Amended and Restated Distribution Agreement to Exhibit (e)(1) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on August 26, 2011.

Item 31	Business and Other Connections of Investment Adviser

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

Item 31.	Business and Other Connections of Investment Adviser (continued)
Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Mark Santero Chief Executive Officer and Director	Alcentra US, Inc.††††	Director	9/14 – Present
	BNY Alcentra Group Holdings, Inc.††††††	Director	5/15 - Present

	BNY Mellon Asset Management Canada Limited++++++	Director	5/16 - Present

	Mellon Canada Holding Company++++++	Director	5/16- Present

	Mellon Capital Management Corporation**	Director	4/15 - Present

	Mellon Global Investing Corp.+	Director	5/15 - Present

	USPLP, Inc.*******	Director	12/15 - 5/16

	Alcentra NY, LLC++	Manager	9/14 - Present

	Alternative Holdings I, LLC	Manager	4/16 - Present

	BNY Investment Strategy and Solutions Group, LLC*	Manager	6/15 - Present

	EACM Advisors LLC^^	Manager	12/15 - Present

	Standish Mellon Asset Management Company LLC*	Manager	9/14 - 5/16

	The Boston Company Asset Management, LLC*	Manager	9/14 - Present

	The Boston Company Asset Management, LLC*	Manager	6/14 – 7/14

	MAM (MA) Holding Trust*	Trustee	12/15 - Present

	BNY Mellon, National Association++++	Executive Vice President	5/14 - Present

	The Bank of New York Mellon*******	Executive Vice President	5/14 - Present

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 – 3/15

		Chairman	2/13 - Present

	BNY Mellon Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	MBSC Securities Corporation++	Executive Vice President	3/15 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon***	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director	5/11 - Present 5/10 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Director	3/12 – 3/15

		Executive Vice President	12/11 – Present

Bennett A. MacDougall Chief Legal Officer	The Bank of New York Mellon Corporation ++	Associate General Counsel	6/15 - Present

	Deutsche Bank 60 Wall Street New York, NY 10005	Director and Associate General Counsel	6/05 - 6/15

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	11/08 - 6/15

Charles Doumar Vice President – Tax	Alcentra NY LLC ++	Assistant Treasurer - Tax	9-14 - Present
	Alcentra US. Inc. ††††	Assistant Treasurer - Tax	9-14 - Present

	Alternative Holdings I, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Alternative Holdings II, LLC ***	Assistant Treasurer - Tax	1/14 - Present

	Asset Recovery II, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/13 – 3/15

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	9/13 – 3/15

	Asset Recovery IX, LLC ***	Assistant Treasurer	3/14 – 3/15

	Asset Recovery X, LLC ***	Assistant Treasurer	3/14 – 3/15

	Asset Recovery XIII, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/13 – 3/15

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XVII, LLC ***	Assistant Treasurer	3/13 – 3/15

	Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/13 – 3/15

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXI, LLC ***	Assistant Treasurer	7/13 – 3/15

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/13 – Present

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer - Tax	3/13 - Present

	BNY Capital Funding LLC ***	Assistant Treasurer – Tax	9/13 - Present

	BNY Investment Strategy and Solutions Group, LLC *	Assistant Treasurer – Tax	6/15 - Present

	BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer – Tax	10/13 - Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer – Tax	6/14 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Investment Servicing (US) Inc. +	Assistant Treasurer	3/14 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer	3/14 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

	IVY Asset Management LLC +	Assistant Treasurer	9/13 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

	MUNB Loan Holdings, LLC***	Assistant Treasurer	10/13 – Present

	484Wall Capital Management LLC ***	Assistant Treasurer – Tax	10/13 – Present

	Airlease Incorporated †††	Assistant Treasurer – Tax	7/13 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/13 – Present

	Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	8/13 – Present

	APT Holdings Corporation #	Assistant Treasurer – Tax	11/13 – Present

	AURORA-IRE, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer – Tax	3/13 – Present

	BNY Cargo Holdings LLC***	Assistant Treasurer – Tax	7/13 – Present

	BNY Catair LLC †††	Assistant Treasurer – Tax	7/13 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer – Tax	7/14 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Gator LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Hitchcock Holdings LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Housing I Corp. †††	Assistant Treasurer – Tax	7/13 – Present

	BNY Housing II LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Holdings LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer – Tax	8/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer – Tax	3/13 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Partnership Funding LLC ***	Manager	11/14 – 6/15

	BNY Rail Maintenance LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Recap I, LLC #	Assistant Treasurer – Tax	9/13 – Present

	BNY Salvage Inc. ***	Assistant Treasurer – Tax	3/13 – Present

	BNY Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	BNY Wings, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer – Tax	6/13 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Amherst Capital Management, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer – Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer – Tax	7/13 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 - Present

	Colson Services Corp. ^	Assistant Treasurer – Tax	3/14 - Present

	Cutwater Asset Management Corp. +++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC +++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. +++++	Assistant Treasurer - Tax	1/15 - Present

	Dreyfus Service Organization, Inc. ++	Assistant Treasurer – Tax	3/14 - Present

	EACM Advisors LLC ^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Access LLC ^^^	Assistant Treasurer – Tax	1/14 - Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer – Tax	1/14 - Present

	ECM DE. LLC ***	Assistant Treasurer – Tax	1/14 - Present

	GIS Holdings (International) Inc. #	Assistant Treasurer – Tax	6/14 – 12/14

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer – Tax	5/13 – Present

	HedgeMark International, LLC ##	Assistant Treasurer – Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer – Tax	11/13 – Present

	IRE-1, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-AC, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-BC, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-SB, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	ITCMED, Inc. ***	Assistant Treasurer – Tax	6/13 – 5/15

	JRHC 1998A LLC ####	Assistant Treasurer – Tax	12/13 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer – Tax	3/14 - Present

	Lockwood Insurance, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer – Tax	8/14 - Present

	Lease Equities (Texas) Corporation #####	Assistant Treasurer – Tax	7/13 – Present

	Madison Pershing LLC ###	Assistant Treasurer – Tax	6/13 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

	MBC Investments Corporation #	Assistant Treasurer – Tax	11/13 – Present

	MBSC Securities Corporation ++	Vice President – Tax	2/14 - Present

	MCDI (Holdings) LLC ***	Assistant Treasurer – Tax	9/13 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer – Tax	1/14 - Present

	Mellon Holdings LLC++	Assistant Treasurer	2/15 - Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer – Tax	9/13 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer – Tax	9/13 – Present

	Mellon Funding Corporation +	Assistant Treasurer – Tax	3/14 - Present

	Mellon Global Investing Corp. +	Assistant Treasurer – Tax	5/14 - Present

	Mellon International Leasing Company #	Assistant Treasurer – Tax	8/14 - Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer – Tax	12/13 - Present

	Mellon Properties Company ****	Assistant Treasurer – Tax	8/13 – Present

	Mellon Residential Funding Corporation ++++	Assistant Treasurer - Tax	4/14 - Present

	National Residential Assets Corp.***	Assistant Treasurer – Tax	4/13 – Present

	New GSM Holding Corporation ^^^^	Assistant Treasurer – Tax	7/13 – Present

	Newton Capital Management LLC.***	Assistant Treasurer – Tax	8/14 - Present

	Northern Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	NY CRE Asset Holdings, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	NY CRE Asset Holdings II, LLC. ***	Assistant Treasurer – Tax	1/14 - Present

	One Wall Street Corporation ***	Assistant Treasurer – Tax	11/13 – Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

	PAS Holdings LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer – Tax	11/14 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – Present

	Technology Services Group, Inc. ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	7/13 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer – Tax	8/13 – Present

	USPLP, Inc. *******	Assistant Treasurer – Tax	10/13 – Present

	MBNA Institutional PA Services LLC +	Treasurer	7/13 – Present

	MBNA PW PA Services LLC +	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ***	Vice President	11/13 – Present

	Agency Brokerage Holding LLC***	Vice President – Tax	6/13 – Present

	BNY Community Development Enterprises Corp. ***	Vice President – Tax	4/13 – 5/14

	Asset Recovery I, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery VI, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery XII, LLC ***	Assistant Treasurer	3/13 - 11/13

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon ***	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Executive Vice President Senior Vice President	2/14 – Present 2/08 – 2/14

Anthony Mayo Vice President – Information Systems	MBSC Securities Corporation++	Chief Technology Officer	4/14 – Present

Kathleen Geis Vice President	BNY Mellon International Operations (India) Private Limited	Director	5/05 - Present

	BNY Mellon, National Association+	Managing Director	7/09 – 10/14

	Albridge Solutions, Inc.	Managing Director	7/11 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Management Services LLC #	Vice President - Real Estate	10/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

	CenterSquare Investment Management Holdings, Inc. +++	Vice President - Real Estate	10/12 – Present

	Eagle Investment Systems LLC ^^^^	Vice President - Real Estate	7/11 – Present

	Ivy Asset Management LLC +	Vice President - Real Estate	7/11 – Present

	MBSC Securities Corporation ++	Vice President - Real Estate	7/11 – Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 – Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 – Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 – Present

	Pareto New York LLC ++	Vice President - Real Estate	7/11 – Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 – 5/13

	Technology Services Group, Inc. ^^^^^	Vice President - Real Estate	7/11 – Present

	Tennessee Processing Center LLC ^^^^^	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC^^^^^	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 - Present

	MBNA Institutional PA Services, LLC+	Managing Director	7/09 – 10/14

Claudine Orloski Vice President – Tax	Dreyfus Service Organization++	Vice President – Tax	8/14 – Present

	MBSC Securities Corporation++	Vice President – Tax	2/12 - Present

	Asset Recovery II, LLC***	Assistant Treasurer	9/11 - Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/11 – 3/15

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery IX, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery V, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery X, LLC ***	Assistant Treasurer	2/11 – 3/15

	Asset Recovery XIII, LLC***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/11 – 3/15

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XVII, LLC ***	Assistant Treasurer	3/11 – 3/15

	Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/11 – 3/15

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXI, LLC ***	Assistant Treasurer	7/11 – 3/15

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/11 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Trust of Delaware #	Assistant Treasurer	11/11 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/11 – Present

	Mellon Holdings LLC ++	Assistant Treasurer	12/11 – Present

	MUNB Loan Holdings, LLC ***	Assistant Treasurer	10/11 – Present

	484 Wall Capital Management LLC	Assistant Treasurer -Tax	10/13 – Present

	Airlease Incorporated †††	Assistant Treasurer -Tax	7/11 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer -Tax	6/11 – Present

	Alcentra NY, LLC ++	Assistant Treasurer -Tax	10/12 – Present

	Alcentra US, Inc. ††††	Assistant Treasurer -Tax	10/11 – Present

	Allomon Corporation †	Assistant Treasurer -Tax	5/12 – Present

	Alternative Holdings I, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	Alternative Holdings II, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer -Tax	8/11 – Present

	APT Holdings Corporation #	Assistant Treasurer -Tax	12/11 – Present

	AURORA-IRE, INC. †††	Assistant Treasurer -Tax	7/11 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer -Tax	4/12 – Present

	BNY Administrative Services LLC ***	Assistant Treasurer –Tax	12/11 – Present

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer –Tax	3/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer –Tax	7/11 – Present

	BNY Cargo Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Catair LLC †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Gator LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Hitchcock Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Housing I Corp. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Housing II LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Investment Strategy and Solutions Group LLC *	Assistant Treasurer –Tax	6/15 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer –Tax	10/11 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer –Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ^^^^^	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer –Tax	6/11 – Present

	BNY Mellon Community Development Corporation ^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer –Tax	7/12 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer –Tax	8/12 – Present

	BNY Mellon Investment Servicing (US) Inc. #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Performance & Risk Analytics, Inc. (US) ^^^^^^	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Transition Management Advisors, LLC **	Assistant Treasurer –Tax	5/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer –Tax	3/11 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer –Tax	5/11 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Rail Maintenance LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Real Estate Holdings LLC ***	Assistant Treasurer –Tax	4/11 – Present

	BNY Recap I, LLC #	Assistant Treasurer –Tax	11/11 – Present

	BNY Salvage Inc. ***	Assistant Treasurer –Tax	3/11 – Present

	BNY Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Wings, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY XYZ Holdings LLC ***	Assistant Treasurer –Tax	5/11 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer –Tax	7/14 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer –Tax	6/12 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer –Tax	6/12 – Present

	Amherst Capital Management LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNYM RECAP Holdings, LLC ***	Assistant Treasurer –Tax	11/14 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer –Tax	7/11 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	Coates Holding LLC#	Assistant Treasurer – Tax	3/15 - Present

	Colson Services Corp. ^	Assistant Treasurer –Tax	2/11 – Present

	Cutwater Asset Management Corp. +++++	Assistant Treasurer – Tax	1/15 - Present

	Cutwater Holdings LLC +++++	Assistant Treasurer – Tax	1//15 - Present

	Cutwater Investor Services Corp. +++++	Assistant Treasurer - Tax	1/15 - Present

	EACM Advisors LLC ^^	Assistant Treasurer –Tax	4/14 – Present

	Eagle Access LLC ^^^	Assistant Treasurer –Tax	1/12 – Present

	Eagle Investment Systems LLC ^^^^	Assistant Treasurer –Tax	1/12 – Present

	ECM DE, LLC ***	Assistant Treasurer –Tax	3/11 – Present

	GIS Holdings (International) Inc. #	Assistant Treasurer –Tax	4/12 – 12/14

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer –Tax	5/11 – Present

	HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer –Tax	7/12 – Present

	IRE-1, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-AC, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-BC, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-SB, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	ITCMED, Inc. ***	Assistant Treasurer –Tax	6/11 – 5/15

	JRHC 1998A LLC ####	Assistant Treasurer –Tax	12/11 – Present

	Lease Equities (Texas) Corporation#####	Assistant Treasurer –Tax	7/11 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Madison Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer –Tax	8/11 – Present

	MBC Investments Corporation #	Assistant Treasurer –Tax	11/11 – Present

	MBNA Institutional PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MBNA PW PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MCDI (Holdings) LLC ***	Assistant Treasurer –Tax	8/11 – Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer –Tax	8/11 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer –Tax	10/13 – Present

	Mellon EFT Services Corporation †††††	Assistant Treasurer –Tax	2/11 – Present

	Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	7/11 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Funding Corporation +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/11 – Present

	Mellon International Leasing Company #	Assistant Treasurer –Tax	7/11 – Present

	Mellon Leasing Corporation +	Assistant Treasurer –Tax	9/11 – Present

	Mellon Life Insurance Company +	Assistant Treasurer –Tax	10/12 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Mellon Properties Company ****	Assistant Treasurer –Tax	8/12 – Present

	Mellon Residential Funding Corporation ****	Assistant Treasurer –Tax	4/14 – Present

	National Residential Assets Corp. ***	Assistant Treasurer –Tax	4/12 – Present

	New GSM Holding Corporation ^^^^	Assistant Treasurer –Tax	7/11 – Present

	Newton Capital Management LLC ***	Assistant Treasurer –Tax	10/11 – Present

	Northern Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	NY CRE Asset Holdings II, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	NY CRE Asset Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	One Wall Street Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Pareto New York LLC ++	Assistant Treasurer –Tax	11/11 – Present

	PAS Holdings LLC ***	Assistant Treasurer –Tax	6/11 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	6/11 – Present

	Pershing Group LLC ###	Assistant Treasurer –Tax	4/11 – Present

	Pershing Investments LLC ***	Assistant Treasurer –Tax	2/11 – Present

	Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	PFS Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	Standish Mellon Asset Management Company LLC*	Assistant Treasurer –Tax	11/14 - Present

	Stanwich Insurance Agency, Inc. ***	Assistant Treasurer –Tax	12/11 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer –Tax	7/11 – Present

	TBCAM, LLC *	Assistant Treasurer –Tax	10/13 – Present

	Technology Services Group, Inc. ^^^^^	Assistant Treasurer –Tax	5/11 – Present

	Tennessee Processing Center LLC ^^^^^	Assistant Treasurer –Tax	9/11 – Present

	The Bank of New York Consumer Leasing Corporation ***	Assistant Treasurer –Tax	5/11 – Present

	The Bank of New York Mellon Trust Company, National Association +	Assistant Treasurer	10/13 - Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer –Tax	6/11 – Present

	USPLP, Inc. *******	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	12/12 – Present

	BNY Aurora Holding Corp. ***	Vice President	10/11 – Present

	Agency Brokerage Holding LLC ***	Vice President –Tax	2/11 – Present

	MBSC Securities Corporation ++	Vice President –Tax	2/12 – Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

*	The address of the business so indicated is One Boston Place, Boston, MA 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, CA 94105.
***	The address of the business so indicated is One Wall Street, New York, NY 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, LA 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, IL 60602.
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, NY 10022.
*******	The address of the business so indicated is 225 Liberty Street, New York, NY 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, PA 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, NY 10166.
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.
++++	The address of the business so indicated is 500 Grant Street, Pittsburgh, PA 15258.
+++++	The address of the business so indicated is 113 King Street, Armonk, NY 10504.
++++++	The address of the business so indicated is 320 Bay Street, Toronto, ON M5H 4A6.
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, PA 15259.
†††	The address of the business so indicated is 100 White Clay Center, Newark, DE 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, NY 10019.
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, CA 90024.
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, PA 19103.
††††††	The address of the business so indicated is 10 Gresham Street, London, EC2V 7JD.
^	The address of the business so indicated is 4 New York Plaza, New York, NY 10004.
^^	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, CT 06854-1940.
^^^	The address of the business so indicated is One Wells Avenue, Newton, MA 02459.
^^^^	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, CT 06107.
^^^^^	The address of the business so indicated is 101 Barclay Street, 3rd Floor, New York, NY 10286.
^^^^^^	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, WA 98402.
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, DE 19809.
##	The address of the business so indicated is 780, Third Avenue, 44th Floor, New York, NY 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, NJ 07399.
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, TX 77002.
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, TX 77002.
######	The address of the business so indicated is 760 Moore Road, King of Prussia, PA 19406-1212.
#######	The address of the business so indicated is 8400 E. Prentice Ave, Greenwood Village, CO 80111.
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, NY 10104.

Item 32.                          Principal Underwriters

(a)            Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.
2.	BNY Mellon Absolute Insight Funds, Inc.
3.	BNY Mellon Funds Trust
4.	CitizensSelect Funds
5.	Dreyfus Appreciation Fund, Inc.
6.	Dreyfus BASIC Money Market Fund, Inc.
7.	Dreyfus BNY Mellon Funds, Inc.
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Funds, Inc.
11.	The Dreyfus Fund Incorporated
12.	Dreyfus Government Cash Management Funds
13.	Dreyfus Growth and Income Fund, Inc.
14.	Dreyfus Index Funds, Inc.
15.	Dreyfus Institutional Cash Advantage Funds
16.	Dreyfus Institutional Preferred Money Market Funds
17.	Dreyfus Institutional Reserves Funds
18.	Dreyfus Intermediate Municipal Bond Fund, Inc.
19.	Dreyfus International Funds, Inc.
20.	Dreyfus Investment Funds
21.	Dreyfus Investment Grade Funds, Inc.
22.	Dreyfus Investment Portfolios
23.	The Dreyfus/Laurel Funds, Inc.
24.	The Dreyfus/Laurel Funds Trust
25.	Dreyfus Liquid Assets, Inc.
26.	Dreyfus Manager Funds I
27.	Dreyfus Manager Funds II
28.	Dreyfus Midcap Index Fund, Inc.
29.	Dreyfus Municipal Bond Opportunity Fund
30.	Dreyfus Municipal Cash Management Plus
31.	Dreyfus Municipal Funds, Inc.
32.	Dreyfus New Jersey Municipal Bond Fund, Inc.
33.	Dreyfus New York AMT-Free Municipal Bond Fund
34.	Dreyfus New York Municipal Cash Management
35.	Dreyfus New York Tax Exempt Bond Fund, Inc.
36.	Dreyfus Opportunity Funds
37.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
38.	Dreyfus Premier Investment Funds, Inc.
39.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
40.	Dreyfus Premier Worldwide Growth Fund, Inc.
41.	Dreyfus Research Growth Fund, Inc.
42.	Dreyfus State Municipal Bond Funds
43.	Dreyfus Stock Funds
44.	The Dreyfus Socially Responsible Growth Fund, Inc.
45.	Dreyfus Stock Index Fund, Inc.
46.	Dreyfus Tax Exempt Cash Management Funds
47.	The Dreyfus Third Century Fund, Inc.
48.	Dreyfus Treasury & Agency Cash Management
49.	Dreyfus Treasury Securities Cash Management
50.	Dreyfus Ultra Short Income Fund
51.	Dreyfus U.S. Treasury Intermediate Term Fund
52.	Dreyfus U.S. Treasury Long Term Fund
53.	Dreyfus Variable Investment Fund
54.	General California Municipal Money Market Fund
55.	General Government Securities Money Market Funds, Inc.
56.	General Money Market Fund, Inc.
57.	General Municipal Money Market Funds, Inc.
58.	General New Jersey Municipal Money Market Fund, Inc.
59.	General New York AMT-Free Municipal Money Market Fund
60.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kenneth Bradle**	President and Director	None
J. Charles Cardona*	Chairman of the Board and Co-Head	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack†	Executive Vice President	None
Diane P. Durnin†††	Executive Vice President	None
Tracy Hopkins*	Executive Vice President	None
William H. Maresca**	Executive Vice President and Director	None
Christopher D. O'Connor†††	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone*****	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Bill E. Sappington*	Executive Vice President and Director	None
Brie A. Steingarten*	Chief Legal Officer and Secretary	None
Eric P. Cola*	Senior Vice President	None
Mercedes Katz**	Senior Vice President	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Jaynthi Gandhi†††	Chief Compliance Officer (Broker-Dealer Business)	None
Katherine M. Scott*	Chief Risk Officer	None
Anthony Mayo*	Chief Technology Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann**	Privacy Officer	None
Charles Doumar†††	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Jill Gill*	Vice President	None
Kathleen Geis††	Vice President	None
Joseph R. Kane***	Vice President – Tax	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Carla R. Wanzer**	Vice President	None
Claudine Orloski***	Vice President – Tax	None
John Shea†††	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil****	Vice President – Finance	None
William Verity****	Vice President – Finance	None
James Windels*****	Vice President	Treasurer
Ronny Santos*	Assistant Vice President	None
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
Audrey Edwards***	Assistant Secretary	None
Susan K. Maroni***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None
Victor R. Siclari***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is BNY Mellon Center, 500 Grant Street, Pittsburgh, PA 15258.
****	Principal business address is 101 Barclay Street, NY 10286.
*****	Principal business address is 2 Hanson Place, Brooklyn, NY 11217.
†	Principal business address is 201 Columbine Street, Suite 200, Denver, CO 80206.
††	Principal business address is 525 William Penn Place, Pittsburgh, PA 15259.
†††	Principal business address is 225 Liberty Street, New York, NY 10286.

Item 33.	Location of Accounts and Records

	1.	The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

	2.	The Bank of New York Mellon
One Mellon Bank Center
Pittsburgh, PA 15258

	3.	BNY Mellon Investment Servicing (US), Inc.
4400 Computer Drive
Westborough, MA 01581

	4.	The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

	5.	The Dreyfus Corporation
2 Hanson Place
Brooklyn, NY 11217

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 1st day of July, 2016.
Dreyfus Premier GNMA Fund, Inc.

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
	Signatures	Title	Date

	/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	07/01/16
Bradley J. Skapyak

	/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	07/01/16
James Windels

	/s/ Joseph S. DiMartino*	Chairman of the Board	07/01/16
Joseph S. DiMartino

	/s/ Gordon J. Davis*	Board Member	07/01/16
Gordon J. Davis

	/s/ Joni Evans*	Board Member	07/01/16
Joni Evans

	/s/ Ehud Houminer*	Board Member	07/01/16
Ehud Houminer

	/s/ Hans C. Mautner*	Board Member	07/01/16
Hans C. Mautner

	/s/ Robin A. Melvin*	Board Member	07/01/16
Robin A. Melvin

	/s/ Burton N. Wallack*	Board Member	07/01/16
Burton N. Wallack

	/s/ Benaree P. Wiley*	Board Member	07/01/16
Benaree P. Wiley

*BY:	/s/ Sarah S. Kelleher
Sarah S. Kelleher, Attorney-in-Fact